As filed with the Securities and Exchange Commission on January 27, 2010

Securities Act File No. 333-148734

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    ☒

(Check appropriate box or boxes)

Pre-Effective Amendment No. 8	☒
Post-Effective Amendment No.	☐

SOLAR CAPITAL LTD.

(Exact name of Registrant as specified in charter)

500 Park Avenue, 5th Floor

New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (212) 993-1670

Michael S. Gross

Chief Executive Officer

Solar Capital Ltd.

500 Park Avenue, 5th Floor

New York, NY 10022

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm	Sarah E. Cogan
John J. Mahon	Joseph H. Kaufman
Sutherland Asbill & Brennan LLP	Simpson Thacher & Bartlett LLP
1275 Pennsylvania Avenue, NW	425 Lexington Avenue
Washington, DC 20004	New York, NY 10017
(202) 383-0100	(212) 455-2000

Approximate date of proposed public offering:     As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐    when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)
Common Stock, $0.01 par value per share	$300,000,000	$11,790.00

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 27, 2010

PRELIMINARY PROSPECTUS

5,000,000 Shares

Solar Capital Ltd.

Common Stock

We are an externally managed finance company. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged companies, including middle-market companies, in the form of senior secured loans, mezzanine loans and equity securities.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. Immediately prior to the pricing of this offering, Solar Capital LLC will be merged with and into Solar Capital Ltd., a Maryland Corporation that is an externally managed, non-diversified closed-end management investment company which intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, prior to the consummation of this offering. We are managed by Solar Capital Partners, LLC. Solar Capital Management, LLC provides the administrative services necessary for us to operate.

This is our initial public offering, and our shares have no history of public trading. We currently expect that the initial public offering price of our common stock will be between $19.00 and $21.00 per share. Our common stock has been approved for listing on the NASDAQ Global Select Market under the symbol “SLRC.”

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing, and keep it for future reference. Upon the completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us by mail at 500 Park Avenue, 5th Floor, New York, NY 10022, by telephone at (212) 993-1670 or on our website at http://www.solarcapltd.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. In the event our initial public offering price is $20.00 per share (the mid-point of the estimated initial public offering price range), purchasers in this offering would experience immediate dilution in net asset value of approximately $0.28 per share. See “Dilution” for more information. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 19 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$	$
Sale Load (Underwriting Discounts and Commissions)	$	$
Proceeds to Solar Capital Ltd. (before expenses)(2)	$	$

(1)	We have granted the underwriters a 30-day option, which we refer to as the over-allotment option, to purchase up to an additional 750,000 shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the over-allotment option is exercised in full, the total public offering price will be $ and the total underwriting discounts and commissions (sales load) will be $ . The proceeds to us would be $ , before deducting expenses payable by us. See “Underwriting.”

(2)	We estimate that we will incur approximately $1,943,722 in offering expenses in connection with this offering. Stockholders will indirectly bear such expenses as investors in Solar Capital Ltd.

The underwriters expect to deliver the shares on or about                     , 2010.

Joint Book-Running Managers

Citi	J.P. Morgan
Morgan Stanley	SunTrust Robinson Humphrey

Co-Managers

BMO Capital Markets	BB&T Capital Markets A division of Scott & Stringfellow, LLC	RBC Capital Markets

                    , 2010

You should rely on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. This prospectus will be amended to reflect material changes to the information contained herein.

Until                     , 2010 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. Immediately prior to the pricing of this offering, through a series of transactions Solar Capital LLC will be merged with and into Solar Capital Ltd., a Maryland corporation, which we refer to as the “Solar Capital Merger.” Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Solar Capital” refer to Solar Capital LLC prior to the Solar Capital Merger, and Solar Capital Ltd. after the Solar Capital Merger. Also, the term “units” refers to units of Solar Capital LLC prior to the Solar Capital Merger and the term “shares” refers to shares of Solar Capital Ltd. after the Solar Capital Merger. In addition, the terms “Solar Capital Partners” or “investment adviser” refer to Solar Capital Partners LLC, and “Solar Capital Management” or the “administrator” refers to Solar Capital Management, LLC.

In this prospectus, we use the term “leveraged” to refer to companies of any size with non-investment grade debt outstanding or, if not explicitly rated, those which we believe would be rated as non-investment grade based on their leverage levels and other terms. In addition, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion.

Unless indicated otherwise or the context requires, all information in this prospectus assumes (i) no exercise of the underwriters’ option to purchase additional shares of our common stock; and (ii) an initial public offering price of $20.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus). In this prospectus, the terms “pro forma” or “on a pro forma basis” are used to give effect to the impact on historical financial information due to a proposed transaction or event.

As part of the Solar Capital Merger, approximately 26.65 million shares and $125 million in senior unsecured notes (the “Distribution Notes”) will be issued to our existing unit holders. Also, Solar Capital LLC will pay a $75 million distribution to existing unit holders (“the Pre-IPO Distribution”).

Michael S. Gross, our Chief Executive Officer, and, Bruce Spohler, our Chief Operating Officer, have committed to collectively purchase 600,000 shares of our common stock in connection with the consummation of this offering. The shares will be sold to Messrs. Gross and Spohler at the same offering price paid by investors in this offering in a private placement transaction exempt from registration under the Securities Act of 1933, as amended, or the Securities Act (the “Concurrent Private Placement”).

Solar Capital

We are an externally managed finance company. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged companies, including middle-market companies, in the form of senior secured loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded. We are managed by Solar Capital Partners. Solar Capital Management provides the administrative services necessary for us to operate.

As of September 30, 2009, our long term investments totaled $792.4 million and our net asset value was $732.9 million. Our portfolio was comprised of debt and equity investments in 36 portfolio companies and our income producing assets, which represented 91% of our total portfolio, had a weighted average annualized yield of approximately 14.8%.

Upon the consummation of the Solar Capital Merger but prior to this offering and the Concurrent Private Placement, there will be approximately 26.65 million shares and $125 million in Distribution Notes outstanding. Giving effect to the completion of the Pre-IPO Distribution and the Solar Capital Merger, the September 30, 2009 net asset value would have been approximately $532.9 million, or $20.00 per share, on a pro forma basis. See “Capitalization.” As described in further detail below, we estimate that our December 31, 2009 net asset value will be between $570.3 and $572.9 million, or between $21.40 and $21.50 per share, on a pro forma basis. As of January 26, 2010, reflecting the Solar Capital Merger, this offering, the Pre-IPO Distribution, and the Concurrent Private Placement, our outstanding debt was approximately 22% of total assets, making us one of the least levered publicly traded business development companies. See “Determination of Net Asset Value” and “Risk Factors — There will be uncertainty as to the value of our portfolio investments.”

Our portfolio primarily consists of direct investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans made to private leveraged companies organized and located in the United States, including middle-market companies. We also invest in equity securities, such as preferred stock, common stock, warrants and other equity interests received in connection with our debt investments or through direct investments. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $20 million and $100 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and on March 13, 2007, we conducted a private placement of units of membership interest, or units, in Solar Capital LLC, which we refer to as our initial private placement. Solar Capital Investors, LLC, an entity funded by the management of Solar Capital Partners, acquired approximately 3.3 million units in connection with the initial private placement. In addition, in connection with the initial private placement, certain funds managed by Magnetar Financial LLC, which we refer to as Magnetar, and certain entities affiliated therewith (collectively, the “Magnetar entities”), acquired approximately 35 million units. We refer to investors in the initial private placement, together with our other equity holders prior to the Solar Capital Merger, as the LLC Holders.

Immediately prior to the pricing of this offering, through a series of transactions Solar Capital LLC will be merged with and into Solar Capital Ltd., a Maryland corporation, leaving Solar Capital Ltd. as the surviving entity. An aggregate of approximately 26.65 million shares of common stock of Solar Capital Ltd. and $125 million in Distribution Notes of Solar Capital Ltd. will be issued to the LLC Holders in connection with the Solar Capital Merger. The Distribution Notes will be due in February 2014 and will have a coupon of 8.75%, payable quarterly. The Distribution Notes are pre-payable at par at any time and are subject to customary terms and conditions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Distribution Notes.”

Dividends

On January 26, 2010, the board of directors of Solar Capital Ltd. declared a dividend of $0.60 per share, payable on April 1, 2010 to holders of record as of March 18, 2010. This dividend payment is contingent upon the completion of our initial public offering during the first quarter of 2010. The amount of the dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Purchasers in this offering will be entitled to receive this dividend payment. We anticipate that the dividend will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the dividend may constitute a return of capital. The specific tax characteristics of our dividends will be reported to shareholders after the end of each calendar year. See “Distributions.”

Recent Developments

Estimated Net Asset Value

Our December 31, 2009 unaudited net asset value per share is estimated to be between $21.40 and $21.50 on a pro forma basis reflecting the Pre-IPO Distribution and the Solar Capital Merger. On January 14, 2010, our board of directors approved the fair value of our portfolio assets as of December 31, 2009 in accordance with our valuation policy. Our December 31, 2009 net asset value estimate is based on this board-approved fair value of our portfolio investments as well as other factors, including expected investment income earned on the portfolio and completion of the Pre-IPO Distribution. The increase in net asset value per share from September 30, 2009 to December 31, 2009 is primarily due to the appreciation of our portfolio assets and our retained investment income for the quarter. See “Determination of Net Asset Value” and “Risk Factors — There will be uncertainty as to the value of our portfolio investments.”

New Revolving Credit Facility

In January 2010, Solar Capital Ltd. received commitments to amend and restate our Senior Secured Revolving Credit Facility with Citibank, N.A. (“Citibank”) and various other lenders, which will become effective upon the completion of our initial public offering. The facility size will be $250 million, which may be increased up to $600 million, and expires in February 2013. Per this agreement, base rate borrowings bear interest at the London Interbank Offered Rates (“LIBOR”) plus 3.25%.

Recent Portfolio Activity

During the fourth quarter of 2009, we purchased approximately $48 million of Rug Doctor, L.P. mezzanine debt. Rug Doctor, L.P. is one the largest manufacturers and marketers of consumer carpet care machines and cleaning products in the United States.

On January 20, 2010, National Interest Security Company, LLC (“NISC”) signed a definitive agreement to be acquired by International Business Machines Corp. NISC is a government services platform focused on management technology consulting and information technology services with domain expertise within high priority Federal sectors, including energy, homeland defense, and information technology. Solar Capital’s investments in NISC include a second lien loan, a subordinated loan and an equity interest. As of September 30, 2009, the second lien and mezzanine loans, on a combined basis, had a par amount of $55.7 million and a fair value of $56.2 million. The equity interest had an original cost of $2.3 million and a fair value of $16.3 million, as of September 30, 2009. As a result of the change of control, we expect to receive proceeds of at least $61.3 million for the combined loans and at least the fair value of the equity. The transaction is expected to close in the first quarter of 2010, pending customary closing conditions, including regulatory reviews.

Distributions to LLC Holders

In December 2009, Solar Capital LLC declared the Pre-IPO Distribution to be paid to LLC Holders on a pro-rata basis prior to the completion of the Solar Capital Merger. In addition, immediately prior to the pricing of this offering, an aggregate of approximately 26.65 million shares of common stock of Solar Capital Ltd. and $125 million in Distribution Notes of Solar Capital Ltd. will be issued to the LLC Holders in connection with the Solar Capital Merger.

About Solar Capital Partners

Solar Capital Partners is controlled by Michael S. Gross, our chairman and chief executive officer, and is led by Mr. Gross and Bruce Spohler, our chief operating officer, and is supported by a team of 12 dedicated investment professionals, including Brian Gerson, Cedric Henley and David Mait. We refer to Messrs. Gross, Spohler, Gerson, Henley and Mait as Solar Capital Partners’ senior investment professionals. Solar Capital Partners’ investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. The investment team led by Messrs. Gross and Spohler has invested in 52 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 44 different financial sponsors, through September 30, 2009. Since Solar Capital’s inception, these investment professionals have used their relationships in the middle-market financial sponsor and financial intermediary community to originate direct investment opportunities.

Mr. Gross, the former chairman and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded, has over 20 years of experience in the private equity, distressed debt and mezzanine lending businesses and has been involved in originating, structuring, negotiating, consummating and managing private equity, distressed debt and mezzanine lending transactions.

Mr. Gross is also a founder and a former senior partner of Apollo Management, L.P., a leading private equity firm. During his tenure at Apollo Management, L.P., Mr. Gross was a member of the investment committee that was responsible for overseeing more than $13 billion of investments in over 150 companies. Between February 2004 and February 2006, Mr. Gross was the president and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded and on whose board of directors and investment committee he served as chairman from February 2004 to July 2006. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004, built a dedicated investment team and infrastructure and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. Mr. Gross was also the managing partner of Apollo Distressed Investment Fund, L.P., an investment fund he founded in 2003 to invest principally in debt and other securities of leveraged companies.

Mr. Gross also currently serves on the boards of directors of three public companies, and in the past has served on the boards of directors of more than 20 public and private companies. As a result, Mr. Gross has developed an extensive network of private equity sponsor relationships as well as relationships with management teams of public and private companies, investment bankers, attorneys and accountants that we believe should provide us with significant business opportunities.

We also rely on the more than 20 years of experience of Mr. Spohler, who has served as our chief operating officer and a partner of Solar Capital Partners since inception. Previously, Mr. Spohler was a managing director and a former co-head of U.S. Leveraged Finance for CIBC World Markets. He held numerous senior roles at CIBC World Markets, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of CIBC World Markets’ U.S. corporate finance debt capital decisions. During Mr. Spohler’s tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as CIBC World Markets’ below investment grade loan portfolio in the United States. As a co-head of U.S. Leveraged Finance, Mr. Spohler oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of distressed and mezzanine debt as well as other investment types. The depth of their experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Market Opportunity

Solar Capital invests primarily in senior secured loans, mezzanine loans and equity securities of leveraged companies organized and located in the United States. We believe that the size of the leveraged company market, coupled with the demands of these companies for flexible sources of capital at attractive terms and rates, create an attractive investment environment for us.

•

Middle-market companies have faced increasing difficulty in accessing the capital markets.    While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies that, until recently, financed their lending and investing activities through securitization transactions have lost that source of funding and cut back lending significantly.

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There is a large pool of uninvested private equity capital likely to seek additional capital to support their private investments.    We believe there is a large pool of uninvested private equity capital available to middle-market companies. While we expect the rate of investment to be slower than in prior periods, we expect that private equity firms will continue to be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior and junior debt securities and loans and equity co-investments from other sources, such as Solar Capital.

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Middle-market companies are increasingly seeking private sources for debt and equity capital.    We believe that many middle-market companies prefer to execute transactions with private capital providers such as Solar Capital, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. We expect that the volume of domestic “public-to-private” transactions, as well as the number of companies selecting a “sale” alternative versus raising capital in the public equity markets as a means of increasing liquidity, will remain large.

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Consolidation among commercial banks has reduced the focus on middle-market business.    We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

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Current disruptions within the credit markets generally have brought a reduction in competition and a more lender-friendly environment.    Current credit market dislocation has caused many of the alternative methods of obtaining middle-market debt financing to significantly decrease in scope and availability while demand for financings has remained robust. We believe the segment’s strong growth prospects, combined with the growing demand for the capital and corporate finance and advisory services we offer, creates an attractive investment environment for us.

Furthermore, we believe that given the credit market uncertainty, Solar Capital has a greater opportunity to move beyond middle-market deals into larger transactions, as banks are less willing to commit capital. We believe these larger deals can be structured with more attractive terms such as lower leverage, higher yields, better covenants, and longer duration than was typical before the current market dislocation.

Therefore, we believe that there is an opportunity to invest in senior secured loans, mezzanine loans and equity securities of leveraged companies and that we are well positioned to serve this market.

Competitive Advantages and Strategy

We believe that we have the following competitive advantages over other providers of financing to leveraged companies:

Management Expertise

As managing partner, Mr. Gross has principal management responsibility for Solar Capital Partners, to which he currently dedicates substantially all of his time. Mr. Gross has over 20 years of experience in leveraged finance, private equity and distressed debt investing. Mr. Spohler, our chief operating officer and a partner of Solar Capital Partners, has over 20 years of experience in evaluating and executing leverage finance transactions. We believe that Messrs. Gross and Spohler have developed a strong reputation in the capital markets, and that this experience provides us with a competitive advantage in identifying and investing in leveraged companies with the potential to generate returns. We believe that our investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. We believe that our investment team has a proven track record of valuing companies and assets and negotiating transactions.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of distressed and mezzanine debt as well as other investment types. The depth of their experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Investment Portfolio

Our portfolio investments consist of portfolio companies that have strong cash flows and have maintained financial and operating performance despite the recent economic climate. As of September 30, 2009, 99.7% of our total portfolio value was comprised of performing assets. The majority of our assets have been seasoned, which has allowed us to gain a solid understanding of our borrowers and the industries in which they compete. Additionally, over time, we have established productive relationships with our portfolio companies. As of September 30, 2009, our portfolio was focused within relatively recession-resistant industries. Approximately 40% of our portfolio, on a fair value basis as of September 30, 2009, was invested in beverage, food, and tobacco and aerospace and defense industries, which we consider to be defensive during times of economic turmoil. As of September 30, 2009, the companies in our portfolio for which we had debt investments had an average EBITDA (earnings before interest, taxes, depreciation, and amortization) of $174 million, weighted on a fair value basis, and were levered an average of 2.8 and 4.8 times through their senior debt and through the Solar Capital investment tranche, respectively.

Investment Capacity

The proceeds from this offering and the Concurrent Private Placement, the borrowing capacity under our new credit facility and the expected repayments of existing investments will provide us with a substantial amount of capital available for deployment into new investment opportunities. We believe we are well positioned for the current marketplace. We believe that in the current economic environment financing needs of many companies will increase while funding options are limited, allowing us to capitalize on favorable investment opportunities.

Solar Capital’s Limited Leverage

As of January 26, 2010, reflecting the Solar Capital Merger, this offering, the Pre-IPO Distribution, and the Concurrent Private Placement, our outstanding debt was approximately 22% of total assets, making us one of the least levered publicly traded business development companies. We believe our relatively low level of leverage provides us with a competitive advantage, allowing us to anticipate providing a consistent dividend to our investors as proceeds from our investments are available for reinvestment as opposed to being consumed by debt repayment. To the extent borrowing conditions improve and leverage becomes available on more attractive terms, we may increase our relative level of debt in the future. However, we do not currently anticipate operating with a substantial amount of debt relative to our total assets. Furthermore, by maintaining prudent leverage levels, we believe we will be better positioned to weather future market downturns.

Proprietary Sourcing and Origination

We believe that Solar Capital Partners’ senior investment professionals’ longstanding relationships with financial sponsors, commercial and investment banks, management teams and other financial intermediaries provide us with a strong pipeline of proprietary origination opportunities. We believe the broad expertise of Solar Capital Partners’ senior investment professionals and their ability to draw upon their average of 20 years of investment experience enable us to identify, assess and structure investments successfully. We expect to continue leveraging the relationships Mr. Gross established while sourcing and originating investments at Apollo Investment Corporation as well as the financial sponsor relationships Mr. Spohler developed while he was a co-head of CIBC World Markets’ U.S. Leveraged Finance Group.

Our investment team’s strong relationship network is enhanced by the collaborative role Solar Capital plays in the private equity industry. We offer tailored solutions to our portfolio companies, and we believe that this role provides us with greater deal flow as opposed to being viewed as a competitor bidding for control stakes. Because Solar Capital is not associated with a private equity firm, we are not precluded from partnering with most of the top tier financial sponsors.

These direct investments enable us to perform more in-depth due diligence and play an active role in structuring financings. We believe that effectuating the transaction terms and having greater insight into a portfolio company’s operations and financial picture assist Solar Capital in minimizing downside potential, while reinforcing Solar Capital as a trusted partner who delivers comprehensive financing solutions. Since our inception, Solar Capital Partners has sourced investments in 52 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 44 different financial sponsors, through September 30, 2009.

Versatile Transaction Structuring and Flexibility of Capital

We believe our senior investment professionals’ broad expertise and ability to draw upon their extensive experience enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. While we will be subject to significant regulation as a business development company, we will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we believe that we can be more flexible than such lending institutions in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. We believe financial sponsors, management teams and investment banks see this flexibility as a benefit, making us an attractive financing partner. We believe that this approach enables us to procure attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated investment objective even during turbulent periods in the capital markets.

Emphasis on Achieving Strong Risk-Adjusted Returns

Solar Capital Partners uses a disciplined investment and risk management process that emphasizes a rigorous fundamental research and analysis framework. Solar Capital Partners seeks to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with the existing portfolio and liquidity. At the same time, Solar Capital Partners takes into consideration a variety of factors in managing our portfolio and imposes portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting issuer and industry concentration. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We do not pursue short-term origination targets. We believe this approach enables us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through Solar Capital Partners, conduct a rigorous due diligence process that draws upon investment experience, industry expertise and network of contacts of our senior investment professionals, as well as the other members of our investment team. Among other things, our due diligence is designed to ensure that a prospective portfolio company will be able to meet its debt service obligations.

We have the ability to invest across an issuer’s capital structure, which we believe enables us to provide comprehensive financing solutions for our portfolio companies, as well as access the best risk-adjusted opportunities. The overall transaction size and product mix is based upon the needs of the customer, as well as our risk-return hurdles. We also focus on downside protection and preservation of capital throughout the structuring process.

Deep Industry Focus with Substantial Information Flow

We concentrate our investing activities in industries characterized by strong cash flow and in which Solar Capital Partners’ investment professionals have deep investment experience. During his time with the Apollo entities, Mr. Gross oversaw investments in over 200 companies in 20 industries. As a result of their investment experience, Messrs. Gross and Spohler, together with Solar Capital Partners’ other investment professionals, have long-term relationships with management consultants and management teams in the industries we target, as well as substantial information concerning those industries. Solar Capital Partners’ investment team also has significant experience in evaluating and making investments in the industries we target. We believe that the in-depth experience of Solar Capital Partners’ investment team in investing throughout various stages of the economic cycle provides our investment adviser with access to ongoing market insights in addition to a powerful asset for investment sourcing. See “Business — Investments.”

Longer Investment Horizon

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that the capital of these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to generate favorable returns on invested capital and enables us to be a better long-term partner for our portfolio companies.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Solar Capital involves other risks, including the following:

•	We have a limited operating history of almost three years;

•	We are dependent upon Solar Capital Partners’ key personnel for our future success;

•	We operate in a highly competitive market for investment opportunities;

•	The lack of liquidity in our investments may adversely affect our business;

•	We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;

•	To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income;

•	There will be uncertainty as to the value of our portfolio investments;

•	We may experience fluctuations in our quarterly results;

•

We will become subject to corporate-level income tax on all of our income if we are unable to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, which would have a material adverse effect on our financial performance;

•	We cannot assure you that the market price of shares of our common stock will not decline below our net asset value per share;

•	Our common stock price may be volatile and may decrease substantially;

•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time;

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock; and

•

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

See “Risk Factors” beginning on page 19, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Operating and Regulatory Structure

Immediately prior to the pricing of this offering, Solar Capital LLC will be merged with and into Solar Capital Ltd., a Maryland corporation that is an externally managed, non-diversified closed-end management investment company which intends to elect to be treated as a business development company under the 1940 Act prior to consummation of this offering. As a business development company, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments, including before we have fully invested the proceeds of this offering. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by Solar Capital Partners and supervised by our board of directors. Solar Capital Partners is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory and management agreement, which we refer to as the Investment Advisory and Management Agreement, we have agreed to pay Solar Capital Partners an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory and Management Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Our Corporate Information

Our offices are located at 500 Park Avenue, 5th Floor, New York, New York 10022, and our telephone number is (212) 993-1670.

THE OFFERING

Common Stock Offered by Us	5,000,000 shares, plus 750,000 shares issuable pursuant to the over-allotment option granted to the underwriters. Messrs. Gross and Spohler have committed to collectively purchase 600,000 shares in the Concurrent Private Placement.

Common Stock to be Outstanding After this Offering	Approximately 32.25 million shares (including approximately 26.65 million shares to be issued to the LLC Holders in connection with the Solar Capital Merger and 600,000 shares to be issued to Messrs. Gross and Spohler in the Concurrent Private Placement), plus 750,000 shares issuable pursuant to the over-allotment option granted to the underwriters.

Use of Proceeds	Our net proceeds from this offering and the Concurrent Private Placement will be approximately $103,056,278 or, approximately $117,006,278 if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $20.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus). We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus, for general working capital purposes, and, to the extent outstanding, for temporary repayment of debt. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to six months from the consummation of this offering, depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature 12 months or less from the date of investment. See “Use of Proceeds.”

Proposed Trading Symbol	We have been approved to have our common stock listed on the NASDAQ Global Select Market under the symbol “SLRC.”

Distributions

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first partial quarter after the completion of this offering. The amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. On January 26, 2010, the board of directors of Solar Capital Ltd. declared a dividend of $0.60 per share, payable on April 1, 2010 to holders of record as of March 18, 2010. This dividend payment is contingent upon the completion of our initial public offering during the first quarter of 2010. The amount of the dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Purchasers in this offering will be entitled to receive this dividend payment. We anticipate that the dividend will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the dividend may constitute a return of capital. The specific tax characteristics of our dividends will be reported to shareholders after the end of each calendar year.

Lock-up Agreements	Each of the LLC Holders, other than Magnetar Capital Fund, LP and Solar Offshore Limited, has agreed that for a period of 120 days from the date of this offering, they will not, without the prior written consent of Citigroup Global Markets Inc. (“Citi”) and J.P. Morgan Securities Inc. (“J.P. Morgan”), dispose of or hedge any shares of our common stock or securities convertible or exchangeable for shares of our common stock. Each of our officers and directors, including Messrs. Gross and Spohler, has agreed to similar lock-up restrictions for a period of 180 days from the date of this offering. In connection with the issuance of the Distribution Notes, certain of the LLC Holders, including Magnetar Capital Fund, LP and Solar Offshore Limited, that elect to receive such Distribution Notes will be required to agree to similar lock-up restrictions for a period of 180 days from the date of this offering with respect to 50% of shares of common stock they hold immediately prior to completion of this offering and for a period of 365 days from the date of this offering with respect to the remaining 50% of shares of common stock they hold immediately prior to this offering. Messrs. Gross and Spohler, through Solar Capital Investors, LLC (an entity controlled by Mr. Gross), have also agreed to extend their lock-up period until 365 days from the date of this offering with respect to 50% of the shares of common stock they hold immediately prior to completion of this offering.

Taxation	We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees

We pay Solar Capital Partners a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement) in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Investment Advisory and Management Agreement.”

Administration Agreement	We reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we reimburse Solar Capital Management for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. See “Administration Agreement.”

Trading	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

License Agreement	We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive license to use the name “Solar Capital.” See “License Agreement.”

Dividend Reinvestment Plan	We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our plan administrator. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Available Information	After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, NY 10022, by telephone at (212) 993-1670 or on our website at http://www.solarcapltd.com.

Conflicts of Interest	We intend to use at least 5% of the net proceeds of this offering to repay indebtedness owed by us to certain affiliates of the underwriters who are lenders under our credit facility. See “Use of Proceeds.” Accordingly, this offering is being made in compliance with the requirements of NASD Conduct Rule 2720 of the Financial Industry Regulatory Authority. This rule provides that if at least 5% of the net proceeds from the sale of securities, not including underwriting compensation, are used to reduce or retire the balance of a loan or credit facility extended by the underwriters or their affiliates, a “qualified independent underwriter” meeting certain standards must participate in the preparation of the registration statement and the prospectus and exercise the usual standards of due diligence with respect thereto. Morgan Stanley & Co. Incorporated (“Morgan Stanley”) is assuming the responsibilities of acting as the qualified independent underwriter in connection with this offering. See “Conflicts of Interest.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Solar Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Solar Capital Ltd.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00	%(1)
Offering expenses borne by us (as a percentage of offering price)	1.94	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)	8.94%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.25	%(4)
Incentive fees payable under our Investment Advisory and Management Agreement	2.25	%(5)
Interest payments on borrowed funds	1.78	%(6)
Other expenses (estimated)	0.97	%(7)

Total annual expenses (estimated)	7.25%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and have excluded performance-based incentive fees.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$135	$226	$317	$544

(1)	The underwriting discounts and commissions (the sales load) with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $1,943,722.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Our base management fee under the Investment Advisory and Management Agreement is based on our gross assets, which is defined as all the assets of Solar Capital, including those acquired using borrowings for investment purposes, and assumes the base management fee remains consistent for the complete fiscal year based on the fee incurred for the nine months ended September 30, 2009. See “Investment Advisory and Management Agreement.”
(5)	Assumes that annual incentive fees earned by our investment adviser, Solar Capital Partners, remain consistent for the complete fiscal year based on the incentive fees earned by Solar Capital Partners for the nine months ended September 30, 2009. The incentive fee consists of two parts:

The first part, which was payable quarterly in arrears beginning with the quarter ended March 31, 2007, equals 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” if any, which equals our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing with the period ending December 31, 2007. For a more detailed discussion of the calculation of this fee, see “Investment Advisory and Management Agreement.”

(6)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with our outstanding borrowings are indirectly born by our investors. For purposes of this section, we have computed interest expense using the average balance outstanding during the nine months ended, and the LIBOR rate on, September 30, 2009 and the interest rate on our amended and restated Senior Secured Revolving Credit Facility of LIBOR plus 3.25%. We have also included the estimated amortization of fees incurred in establishing our amended and restated Senior Secured Revolving Credit Facility. Upon completion of this offering, we will also have approximately $125 million of the Distribution Notes outstanding. For purposes of this section we have included estimated annual interest expense as well as the amortization of any deferred costs associated with the Distribution Notes. As of September 30, 2009, we had $25.6 million outstanding and $174.4 million remaining available to us under our revolving credit facility. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)	“Other expenses” are for the complete fiscal year based on amounts for the nine months ended September 30, 2009 and include our estimated overhead expenses, including payments under our Administration Agreement based on our estimated allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement. See “Administration Agreement.”

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of the sales load of $7,000,000 and estimated offering expenses of $1,943,722. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto. Financial information is presented for the period from March 13, 2007 (inception) through December 31, 2007, for the fiscal year ended December 31, 2008 and for the nine months ended September 30, 2009 (unaudited). Financial information for the periods ending 2007 and 2008 has been derived from our financial statements that were audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below for more information.

	Nine months ended September 30, 2009 (unaudited)	Year ended December 31, 2008	Period from March 13, 2007 (inception) through December 31, 2007
	(dollars in thousands)	(dollars in thousands)	(dollars in thousands)
Income statement data:
Total investment income	$81,214	$133,959	$78,455
Total expenses	31,637	46,560	25,461
Net investment income	49,577	87,399	52,994
Net realized gain (loss) from investments	(237,616)	(937)	(10,489)
Net unrealized appreciation (depreciation) on investments	235,019	(492,290)	6,595
Net increase (decrease) in net assets resulting from operations	46,980	(405,828)	49,100

Other data:
Weighted average annualized yield on income producing investments:
On fair value(1)(4)	14.8%	17.1%	12.9%
On cost(2)(4)	13.3%	11.9%	12.7%
Number of portfolio companies at period end	36	44	38

	As of September 30, 2009 (unaudited)	As of December 31, 2008	As of December 31, 2007
	(dollars in thousands)	(dollars in thousands)	(dollars in thousands)
Balance sheet data:
Total investment portfolio	$792,394	$768,215	$1,178,736
Total cash and cash equivalents	18,011	65,841	169,692
Total assets	856,450	873,026	1,396,545
Net assets	732,947	852,673	1,258,501

Per unit data:
Net asset value per unit(3)	$8.97	$10.44	$15.40
Net investment income	0.61	1.07	0.65
Net realized and unrealized gain (loss)	(0.04)	(6.03)	(0.05)
Distributions declared	(2.04)	—	—

(1)	Throughout this document, the weighted average yield on income producing investments is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities, plus the effective interest yield on preferred shares divided by (b) total income producing investments at fair value. The weighted average yield is computed as of the balance sheet date and excludes assets on non-accrual status as of such date.

(2)	For this calculation, the weighted average yield on income producing investments is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities, plus the effective interest yield on preferred shares divided by (b) total income producing investments at cost. The weighted average yield is computed as of the balance sheet date and excludes assets on non-accrual status as of such date.
(3)	Based on 81,702,847 units of Solar Capital LLC outstanding as of September 30, 2009, December 31, 2008 and December 31, 2007. The outstanding units of Solar Capital LLC will be converted into the right to receive shares of common stock of Solar Capital Ltd., or a combination of common stock and Distribution Notes of Solar Capital Ltd., in connection with the Solar Capital Merger, which is expected to be completed immediately prior to the pricing of this offering.
(4)	Unaudited.

RISK FACTORS

Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value could decline, and you may lose all or part of your investment.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we target in leveraged companies. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased during the past several years among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in leveraged companies. As a result of these new entrants, competition for investment opportunities at leveraged companies has generally intensified during the past several years, and we expect the trend to continue after the current recession has ended. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans, mezzanine debt and select equity investments issued by leveraged companies.

Senior Secured Loans.    When we make a senior secured term loan investment in a portfolio company, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans.    Our mezzanine debt investments are generally subordinated to senior loans and are generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments.    When we invest in senior secured loans or mezzanine loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in middle-market companies involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We have not yet identified all of the portfolio company investments we will acquire using the proceeds of this offering.

While we currently hold a portfolio of investments, we have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of this offering. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our investment adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We are currently in a period of capital markets disruption and recession and we do not expect these conditions to improve in the near future.

The U.S. capital markets have been experiencing extreme volatility and disruption for more than 2 years and the U.S. economy is currently in a period of recession. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. We believe these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

The current economic recession could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to the current recession and may be unable to repay our loans during this period. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during this period. The current adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. The current recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may continue to adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The continuing unprecedented declines in prices and liquidity in the corporate debt markets have resulted in significant net unrealized depreciation in our portfolio, reducing our net asset value. Depending on market conditions, we could continue to incur substantial losses in future periods, which could further reduce our net asset value and have a material adverse impact on our business, financial condition and results of operations.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to business development company requirements that would prevent such follow-on investments or the desire to maintain our RIC tax status.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of Solar Capital Partners’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior secured loans, mezzanine loans and equity securities issued by our portfolio companies. Our portfolio companies typically have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior investment professionals while they were employed at prior positions.

Although in the past Mr. Gross held senior positions at a number of investment firms, including Apollo Investment Corporation and Apollo Management, L.P., Mr. Gross’ track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. In his role at such other firms, Mr. Gross was part of an investment team, and he was not solely responsible for generating investment ideas. In addition, such investment teams arrived at investment decisions by consensus.

Risks Relating to This Offering

Prior to our initial public offering, there will be no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following our initial public offering.

Before our initial public offering, there will be no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after our initial public offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial public offering price due to sales loads, including underwriting discounts, and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after our initial public offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of Solar Capital Partners’ key personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of our initial public offering will be invested in accordance with our investment objective within three to six months after the completion of our initial public offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of our initial public offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of our initial public offering within our contemplated timeframe after the completion of our initial public offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

We will have broad discretion over the use of proceeds of our initial public offering and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of our initial public offering and may use the net proceeds from our initial public offering in ways with which you may not agree, or for purposes other than those contemplated at the time of our initial public offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of our initial public offering, pending full investment, are used to pay operating expenses.

Investors in our initial public offering may incur dilution.

Upon completion of the Solar Capital Merger and the Pre-IPO Distribution, the September 30, 2009 pro forma net asset value of Solar Capital Ltd. would have been $532.9 million, or approximately $20.00 per share. After giving effect to the sale of 5.0 million shares of our common stock in this offering and 600,000 shares in the Concurrent Private Placement at an assumed public offering price of $20.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus) and after deducting the underwriting discounts and commissions of approximately $7.0 million and estimated offering expenses of approximately $1.9 million payable by us, the pro forma net asset value of Solar Capital Ltd. is expected to be approximately $636.0 million or approximately $19.72 per share, representing an immediate decrease in net asset value of $0.28 per share to shares sold in this offering. The foregoing assumes no exercise of the underwriters’ overallotment option. If the underwriters’ over-allotment option is exercised in full, there would be an immediate decrease in net asset value of $0.30 per share to shares sold in this offering. Accordingly, assuming an initial offering price of $20.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), investors purchasing shares in this offering would pay a price per share of common stock that exceeds the net asset value per share of common stock after this offering by $0.28 and will bear the costs of the underwriting discount and, indirectly, other offering expenses.

Using the December 31, 2009 estimated net asset value range of $21.40 to $21.50, an offering price per share of $20.00, and the same assumptions used above, the pro forma net asset value range of Solar Capital Ltd. is expected to be between approximately $20.88 and $20.96 per share, having an anti-dilutive impact of between $0.88 and $0.96 per share. See “Dilution.”

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

All of the approximately 26.65 million shares of our common stock to be issued to existing LLC Holders in the Solar Capital Merger and the 600,000 shares to be issued to Messrs. Gross and Spohler in the Concurrent Private Placement are subject to lock-up periods ranging from 120 to 365 days. Upon expiration of these lock-up periods, or earlier upon the consent of Citi or J.P. Morgan, such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Risks Relating to Our Business and Structure

We have a limited operating history of almost three years.

We were formed in February 2007 and commenced operations in March 2007. As a result of our relatively short operating history, we are subject to many of the business risks and uncertainties associated with more recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. Although we have an existing portfolio of investments, we anticipate that it will take us between three and six months to invest substantially all of the net proceeds of this offering. During this period, we will invest these amounts in temporary investments, such as cash, cash equivalents, U.S. government securities and other short-term high quality debt instruments, which we expect will earn yields substantially lower than the income that we anticipate receiving in respect of investments in senior secured loans, mezzanine loans and equity securities.

We are dependent upon Solar Capital Partners’ key personnel for our future success.

We depend on the diligence, skill and network of business contacts of Messrs. Gross and Spohler, who serve as the managing member and a partner of Solar Capital Partners, respectively, and who lead Solar Capital Partners’ investment team. Messrs. Gross and Spohler, together with the other 12 dedicated investment professionals available to Solar Capital Partners, evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of Messrs. Gross and Spohler and the other investment professionals available to Solar Capital Partners. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his relationship with us. The loss of Mr. Gross or Mr. Spohler, or any of the other senior investment professionals who serve on Solar Capital Partners’ investment team, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Solar Capital Partners will remain our investment adviser.

The senior investment professionals of Solar Capital Partners are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that Messrs. Gross and Spohler will dedicate a significant portion of their time to the activities of Solar Capital; however, they may be engaged in other business activities which could divert their time and attention in the future.

An extended continuation of the disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw on our credit facilities. For example, we cannot be certain that we will be able to renew our credit facilities as they mature or to consummate new borrowing facilities to provide capital for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally.

If we are unable to renew or replace such facilities and consummate new facilities on commercially reasonable terms, our liquidity will be reduced significantly. If we are unable to repay amounts outstanding under such facilities and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Our financial condition and results of operations will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective and to grow depends on Solar Capital Partners’ ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of Solar Capital Partners’ structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing for us on acceptable terms. The investment team of Solar Capital Partners has substantial responsibilities under the Investment Advisory and Management Agreement, and they may also be called upon to provide managerial assistance to our portfolio companies as the principals of our administrator. Such demands on their time may distract them or slow our rate of investment. In order to grow, we and Solar Capital Partners will need to retain, train, supervise and manage new investment professionals. However, we can offer no assurance that any such investment professionals will contribute effectively to the work of the investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to qualify as a business development company under the 1940 Act prior to consummation of this offering. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. As of September 30, 2009, we had $25.6 million outstanding and $174.4 million remaining available to us under our revolving credit facility. As of January 22, 2010, we had approximately $99.1 million outstanding under our revolving credit facility. Upon completion of this offering, we will also have approximately $125 million of the Distribution Notes outstanding. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of Solar Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. As of January 22, 2010, we had approximately $99.1 million outstanding under our revolving credit facility. Upon completion of this offering, we will also have approximately $125 million of the Distribution Notes outstanding. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Lenders of these senior securities, including the revolving credit facility and Distribution Notes, will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Solar Capital Partners, will be payable based on our gross assets, including those assets acquired through the use of leverage, Solar Capital Partners will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Solar Capital Partners.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, our new revolving credit facility and the Distribution Notes impose, and any other debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

As of September 30, 2009, we had $25.6 million outstanding and $174.4 million remaining available to us under our revolving credit facility. As of January 22, 2010, we had approximately $99.1 million outstanding under our revolving credit facility. Upon completion of this offering, we will also have approximately $125 million of the Distribution Notes outstanding.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

As of September 30, 2009, we had $25.6 million outstanding and $174.4 million remaining available to us under our revolving credit facility. As of January 22, 2010, we had approximately $99.1 million outstanding under our revolving credit facility. Upon completion of this offering, we will also have approximately $125 million of the Distribution Notes outstanding.

There will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities on a quarterly basis in accordance with our valuation policy, which is at all times consistent with generally accepted accounting principles. Our board of directors utilizes the services of third-party valuation firms to aid it in determining the fair value of these securities. The board of directors discusses valuations and determines the fair value in good faith based on the input of our investment adviser and the respective third-party valuation firms. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, as well as the current and future partners of our investment adviser, Solar Capital Partners, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations might not be in the best interests of us or our stockholders. In addition, we note that any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Solar Capital Partners may face conflicts in allocating investment opportunities between us and such other entities. Although Solar Capital Partners will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when Solar Capital Partners identifies an investment, it will be forced to choose which investment fund should make the investment.

If our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures.

In the course of our investing activities, we pay management and incentive fees to Solar Capital Partners and reimburse Solar Capital Partners for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Solar Capital Partners has interests that differ from those of our stockholders, giving rise to a conflict.

We have entered into a royalty-free license agreement with our investment adviser, pursuant to which our investment adviser has granted us a non-exclusive license to use the name “Solar Capital.” Under the license agreement, we have the right to use the “Solar Capital” name for so long as Solar Capital Partners or one of its affiliates remains our investment adviser. In addition, we pay Solar Capital Management, an affiliate of Solar Capital Partners, our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. These arrangements create conflicts of interest that our board of directors must monitor.

Our relationship with Magnetar may create conflicts of interest.

The Magnetar entities own as of September 30, 2009, either directly or indirectly, approximately 42.84% of our outstanding equity, and are expected to own, either directly or indirectly, between 24.39% and 35.05% of our outstanding shares of common stock upon the completion of this offering. Magnetar also provides certain services to Solar Capital Partners and Solar Capital Management, and is reimbursed by Solar Capital Partners and Solar Capital Management for the expenses it incurs in connection with providing such services.

Our incentive fee may induce Solar Capital Partners to pursue speculative investments.

The incentive fee payable by us to Solar Capital Partners may create an incentive for Solar Capital Partners to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, the investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce Solar Capital Partners to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to the LLC Holders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the “catch-up” portion of the incentive fee may encourage Solar Capital Partners to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Solar Capital Partners with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of Solar Capital Partners as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We will become subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2010 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty satisfying the annual distribution requirement in order to qualify and maintain RIC status if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted “payment in kind,” or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Our board of directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our board of directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our existing common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Solar Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Our investment adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory and Management Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Solar Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 5,000,000 shares of our common stock in this offering and the sale of 600,000 shares of our common stock in the Concurrent Private Placement will be approximately $103,056,278, or approximately $117,006,278 if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $20.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $1,943,722 payable by us.

We plan to use the net proceeds of this offering and the Concurrent Private Placement for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, for general working capital purposes, and, to the extent outstanding, for temporary repayment of debt. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

On January 26, 2010, the board of directors of Solar Capital Ltd. declared a dividend of $0.60 per share, payable on April 1, 2010 to holders of record as of March 18, 2010. This dividend payment is contingent upon the completion of our initial public offering during the first quarter of 2010. The amount of the dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Purchasers in this offering will be entitled to receive this dividend payment. We anticipate that the dividend will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the dividend may constitute a return of capital. The specific tax characteristics of our dividends will be reported to shareholders after the end of each calendar year.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code beginning with our 2010 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

SOLAR CAPITAL MERGER

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. Immediately prior to the pricing of this offering, through a series of transactions Solar Capital LLC will be merged with and into Solar Capital Ltd., a Maryland corporation, leaving Solar Capital Ltd. as the surviving entity. An aggregate of approximately 26.65 million shares of common stock of Solar Capital Ltd. and $125 million in Distribution Notes of Solar Capital Ltd. will be issued to the LLC Holders pursuant to an exemption from registration under the Securities Act in connection with the Solar Capital Merger. The obligations under the Distribution Notes will be those of Solar Capital Ltd. LLC Holders that elect to receive the Distribution Notes will be required to agree to an extension of their applicable lock-up period, with half of their equity position subject to a 180-day lock-up and the remainder subject to a 365-day lock-up. The Distribution Notes will be due in February 2014 and will have a coupon of 8.75%, payable quarterly. The Distribution Notes are pre-payable at par at any time and are subject to customary terms and conditions.

CAPITALIZATION

The following table sets forth:

•	the actual capitalization of Solar Capital LLC at September 30, 2009; and

•

the pro forma capitalization of Solar Capital Ltd. reflects (a) the sale of 5,000,000 shares of our common stock in this offering at an assumed public offering price of $20.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus) after deducting the underwriting discounts and commissions of approximately $7,000,000 and estimated offering expenses of approximately $1,943,722 payable by us; (b) completion of the Solar Capital Merger, including the conversion of the outstanding units of Solar Capital LLC into shares of common stock of Solar Capital Ltd. and the issuance of the Distribution Notes of Solar Capital Ltd. in connection therewith, (c) completion of the Concurrent Private Placement, and (d) completion of the Pre-IPO Distribution of $75 million.

	As of September 30, 2009 (unaudited)
	Solar Capital LLC	Solar Capital Ltd.
	Actual	Pro Forma
	(in thousands)	(in thousands)
Assets:

Cash and cash equivalents	$18,011	$18,011

Investments at fair value	$792,394	$792,394

Other assets	$46,045	$45,073

Total assets	$856,450	$855,478

Liabilities:

Credit facility payable	$25,584	$77,927

Senior unsecured notes	—	$125,000

Other Liabilities	$97,919	$16,547

Total Liabilities	$123,503	$219,474

LLC Holders’ equity:
Net assets	$732,947	$636,004

Stockholders’ equity:

Common stock, par value $0.01 per share; 200,000,000 shares authorized, 32,247,389 shares outstanding, pro forma		$322

Capital in excess of par value		$635,682

Total stockholders’ equity		$636,004

DILUTION

The potential dilution to investors in this offering would be represented by the amount by which the offering price per share exceeds our pro forma net asset value per share after (a) the completion of the Pre-IPO Distribution of $75 million; (b) completion of the Concurrent Private Placement; (c) the completion of this offering; and (d) completion of the Solar Capital Merger. Net asset value per share is determined by dividing our net asset value, which is our total assets less total liabilities, by the number of outstanding shares.

Upon completion of the Solar Capital Merger and the Pre-IPO Distribution, the September 30, 2009 pro forma net asset value of Solar Capital Ltd. would have been $532.9 million, or approximately $20.00 per share. After giving effect to the sale of 5.0 million shares of our common stock in this offering and 600,000 shares in the Concurrent Private Placement at an assumed public offering price of $20.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus) and after deducting the underwriting discounts and commissions of approximately $7.0 million and estimated offering expenses of approximately $1.9 million payable by us, the pro forma net asset value of Solar Capital Ltd. is expected to be approximately $636.0 million, or approximately $19.72 per share, representing an immediate decrease in net asset value of $0.28 per share, or 1.40%, to shares sold in this offering. The foregoing assumes no exercise of the underwriters’ over-allotment option. If the underwriters’ over-allotment option is exercised in full, there would be an immediate decrease in net asset value of $0.30 per share, or 1.50%, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis, taking into account the assumptions set forth above:

Offering price per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus)	$20.00
Pro forma September 30, 2009 net asset value before this offering but after completion of the Solar Capital Merger and Pre-IPO Distribution	$20.00
Decrease attributable to stockholders	$0.00
Pro forma September 30, 2009 net asset value after this offering and completion of the Solar Capital Merger, Pre-IPO Distribution and the Concurrent Private Placement	$19.72
Dilution to stockholders (without exercise of the over-allotment option)	$0.28

Using the December 31, 2009 estimated net asset value range of $21.40 to $21.50, an offering price per share of $20.00, and the same assumptions used above, the pro forma net asset value range of Solar Capital Ltd. is expected to be between approximately $20.88 and $20.96 per share, having an anti-dilutive impact of between $0.88 and $0.96 per share.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus.

Overview

We are an externally managed finance company. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged companies, including middle-market companies, in the form of senior secured loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded. We are managed by Solar Capital Partners. Solar Capital Management provides the administrative services necessary for us to operate.

As of September 30, 2009, our long term investments totaled $792.4 million and our net asset value was $732.9 million. Our portfolio was comprised of debt and equity investments in 36 portfolio companies and our income producing assets, which represented 91% of our total portfolio, had a weighted average annualized yield of approximately 14.8%.

Upon the consummation of the Solar Capital Merger but prior to this offering and the Concurrent Private Placement, there will be approximately 26.65 million shares and $125 million in Distribution Notes outstanding. Giving effect to the completion of the Pre-IPO Distribution and the Solar Capital Merger, the September 30, 2009 net asset value would have been approximately $532.9 million, or $20.00 per share, on a pro forma basis. See “Capitalization.” As described in further detail below, we estimate that our December 31, 2009 net asset value will be between $570.3 and $572.9 million, or between $21.40 and $21.50 per share, on a pro forma basis. As of January 26, 2010, reflecting the Solar Capital Merger, this offering, the Pre-IPO Distribution, and the Concurrent Private Placement, our outstanding debt was approximately 22% of total assets, making us one of the least levered publicly traded business development companies.

Our portfolio primarily consists of direct investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans made to private leveraged companies organized and located in the United States, including middle-market companies. We also invest in equity securities, such as preferred stock, common stock, warrants and other equity interests received in connection with our debt investments or through direct investments. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $20 million and $100 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and on March 13, 2007, we conducted our initial private placement of units in Solar Capital LLC. Solar Capital Investors, LLC, an entity funded by the management of Solar Capital Partners, acquired approximately 3.3 million units in connection with the initial private placement. In addition, in connection with the initial private placement, the Magnetar entities acquired approximately 35 million units.

Immediately prior to the pricing of this offering, through a series of transactions Solar Capital LLC will be merged with and into Solar Capital Ltd., a Maryland corporation, leaving Solar Capital Ltd. as the surviving entity.

An aggregate of approximately 26.65 million shares of common stock of Solar Capital Ltd. and $125 million in Distribution Notes of Solar Capital Ltd. will be issued to the LLC Holders in connection with the Solar Capital Merger. The Distribution Notes will be due in February 2014 and will have a coupon of 8.75%, payable quarterly. The Distribution Notes are pre-payable at par at any time and are subject to customary terms and conditions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Distribution Notes.”

Dividends

On January 26, 2010, the board of directors of Solar Capital Ltd. declared a dividend of $0.60 per share, payable on April 1, 2010 to holders of record as of March 18, 2010. This dividend payment is contingent upon the completion of our initial public offering during the first quarter of 2010. The amount of the dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Purchasers in this offering will be entitled to receive this dividend payment. We anticipate that the dividend will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the dividend may constitute a return of capital. The specific tax characteristics of our dividends will be reported to shareholders after the end of each calendar year. See “Distributions.”

Recent Developments

Estimated Net Asset Value

Our December 31, 2009 unaudited net asset value per share is estimated to be between $21.40 and $21.50 on a pro forma basis reflecting the Pre-IPO Distribution and the Solar Capital Merger. On January 14, 2010, our board of directors approved the fair value of our portfolio assets as of December 31, 2009 in accordance with our valuation policy. Our December 31, 2009 net asset value estimate is based on this board-approved fair value of our portfolio investments as well as other factors, including expected investment income earned on the portfolio and completion of the Pre-IPO Distribution. The increase in net asset value per share from September 30, 2009 to December 31, 2009 is primarily due to the appreciation of our portfolio assets and our retained investment income for the quarter. See “Determination of Net Asset Value” and “Risk Factors — There will be uncertainty as to the value of our portfolio investments.”

New Revolving Credit Facility

In January 2010, Solar Capital Ltd. received commitments to amend and restate our Senior Secured Revolving Credit Facility with Citibank and various other lenders, which will become effective upon the completion of our initial public offering. The facility size will be $250 million, which may be increased up to $600 million, and expires in February 2013. Per this agreement, base rate borrowings bear interest at LIBOR plus 3.25%.

Recent Portfolio Activity

During the fourth quarter of 2009, we purchased approximately $48 million of Rug Doctor, L.P. mezzanine debt. Rug Doctor, L.P. is one the largest manufacturers and marketers of consumer carpet care machines and cleaning products in the United States.

On January 20, 2010, NISC signed a definitive agreement to be acquired by International Business Machines Corp. NISC is a government services platform focused on management technology consulting and information technology services with domain expertise within high priority Federal sectors, including energy, homeland defense, and information technology. Solar Capital’s investments in NISC include a second lien loan, a subordinated loan and an equity interest. As of September 30, 2009, the second lien and mezzanine loans, on a combined basis, had a par amount of $55.7 million and a fair value of $56.2 million. The equity interest had an original cost of $2.3 million and a fair value of $16.3 million, as of September 30, 2009. As a result of the change of control, we expect to receive proceeds of at least $61.3 million for the combined loans and at least the fair value of the equity. The transaction is expected to close in the first quarter of 2010, pending customary closing conditions, including regulatory reviews.

Distributions to LLC Holders

In December 2009, Solar Capital LLC declared the Pre-IPO Distribution to be paid to LLC Holders on a pro-rata basis prior to the completion of the Solar Capital Merger. In addition, immediately prior to the pricing of this offering, an aggregate of approximately 26.65 million shares of common stock of Solar Capital Ltd. and $125 million in Distribution Notes of Solar Capital Ltd. will be issued to the LLC Holders in connection with the Solar Capital Merger.

Current Market Environment

There have been significant developments in the worldwide capital markets recently. We have entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events have contributed to worsening general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole.

These recent events have temporarily, and in some cases permanently, forced a number of capital providers to reduce or even eliminate their exposure to leveraged loans and bonds. As a result, the market has experienced significant contraction in liquidity over the last year and lenders that remain active in the market have, to date, benefited from a broad re-pricing of risk, rationalization of leverage levels, and generally favorable deal terms.

As a result of the continuing credit crisis, the spread between the yields realized on risk-free and higher risk securities has increased, resulting in illiquidity in parts of the capital markets. These conditions, as well as the current recession, may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments

We will conduct the valuation of our assets, pursuant to which our net asset value will be determined, at all times consistent with generally accepted accounting principles, or “GAAP,” and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange will be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or board of directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; (iv) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Revenue Recognition

Our revenue recognition policies are as follows:

Sales: Gains or losses on the sale of investments are calculated by using the specific identification method.

Interest Income: Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as part of interest income. We have loans in our portfolio that contain a PIK provision. PIK interest is accrued at the contractual rates and added to the loan principal on the reset dates.

Non-accrual: Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Portfolio Composition, Investment Activity and Yield

The total value of our investments was approximately $792.4 million at September 30, 2009, $768.2 million at December 31, 2008, and $1.2 billion at December 31, 2007. During the nine months ended September 30, 2009, we originated approximately $72.9 million of new investments in 2 portfolio companies and approximately $47.8 million was invested in existing portfolio companies, substantially all of which was during the second quarter. For the year ended December 31, 2008, we originated approximately $158 million of new investments in 7 portfolio companies and approximately $73.1 million was invested in existing portfolio companies. From March 13, 2007 (inception) through December 31, 2007, referred to as our 2007 operating period, we originated approximately $846 million all from new investments in 27 portfolio companies. The foregoing amounts are in addition to the approximately $478 million of portfolio investments, originated by certain investment professionals at Magnetar who are currently a part of Solar Capital Partners’ investment team, that we acquired from the Magnetar entities prior to and immediately following the initial private placement.

In certain instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. Our portfolio activity also reflects sales of securities. For the nine months ended September 30, 2009, we had approximately $33.5 million in debt repayments in existing portfolio companies and sales of securities in 9 portfolio companies for approximately $156.5 million. For the year ended December 31, 2008, we had approximately $92 million of debt repayments in 6 portfolio companies and sales of securities in 4 portfolio companies of approximately $36.4 million.

In addition, during the nine months ended September 30, 2009 we had net unrealized and realized gains on 28 portfolio company investments totaling approximately $118.9 million, which was offset by net unrealized and realized losses on 16 portfolio company investments totaling approximately $108.2 million. During the year ended December 31, 2008, we had unrealized appreciation on 1 portfolio company investment totaling approximately $7.1 million, which was more than offset by unrealized depreciation on 43 portfolio company investments totaling approximately $503.4 million.

At September 30, 2009, we had investments in debt and preferred securities of 32 portfolio companies, totaling approximately $734.4 million, and equity investments in 10 portfolio companies, totaling approximately $58.0 million. At December 31, 2008, we had investments in debt and preferred securities of 36 portfolio companies, totaling approximately $685 million, and equity investments in 17 portfolio companies, totaling approximately $83.2 million.

The following table shows the fair value of our portfolio of investments by asset class as of September 30, 2009, December 31, 2008 and December 31, 2007:

	September 30, 2009		December 31, 2008		December 31, 2007
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Bank Debt/Senior Secured	$182,362	$159,915	$250,473	$146,907	$312,077	$302,628
Subordinated Debt/Corporate Notes	744,833	574,402	751,116	531,949	619,203	617,738
Preferred Equity	39	39	61,101	6,145	55,299	55,299
Common Equity/Partnership Interests/Warrants	115,739	58,038	194,044	76,016	184,336	203,071
Put/Call Options Purchased or Written	—	—	—	7,198	—	—

Total	$1,042,973	$792,394	$1,256,734	$768,215	$1,170,915	$1,178,736

As of September 30, 2009, and December 31, 2008, the weighted average yield on income producing investments in our portfolio was approximately 14.8% and 17.1%, respectively. The weighted average yield on income producing investments was lower as of September 30, 2009 due to a decline in the average LIBOR rates applicable to our LIBOR-based income producing assets and the increase in fair value of these assets since December 2008.

Results of Operations for the Three Months Ended September 30, 2009 compared to the Three Months Ended September 30, 2008

Revenue

	For the Three Months Ended September 30,		% Change
	2009	2008
	(in thousands)
Investment income	$27,785	$32,464	(14)%

The decrease in investment income for the three months ended September 30, 2009 compared to the same period in 2008 was primarily due to lower average LIBOR rates and the placement of certain assets on nonaccrual status; this was partially offset by a higher average invested balance during 2009. LIBOR rates fell below 1% preceding the third quarter of 2009 compared to LIBOR rates near 2.8% heading into the third quarter of 2008.

Expenses

	For the Three Months Ended September 30,		% Change
	2009	2008
	(in thousands)
Performance-based incentive fee	$4,096	$712	475%
Investment advisory and management fees	4,273	6,378	(33)%
Interest and other credit facility expenses	536	1,227	(56)%
Administrative service fee	479	787	(39)%
Other general and administrative expenses	2,018	1,371	47%

Total expenses	$11,402	$10,475	9%

Total expenses increased by approximately $0.9 million for the three months ended September 20, 2009 compared to the same period in 2008. Investment advisory and management fees, which are based on gross assets, were lower in the third quarter of 2009 than 2008 primarily due to the reduced fair value of our investment portfolio. The performance-based incentive fee, which is computed based on percentage returns on our net asset value, was higher in the third quarter of 2009 compared to 2008 as our investment adviser surpassed the specified thresholds during 2009. (See Note 4 of the Notes to the September 30, 2009 Consolidated Financial Statements for the details on this calculation.)

Interest and other credit facility expenses were lower in the third quarter of 2009 compared to 2008 because a large portion of the amortization of set-up costs associated with the facilities ended in the first quarter of 2009 as the Company’s other credit facility (referred to below as the Warehouse Facility) expired. The increase in other general and administrative expenses in the third quarter of 2009 compared to 2008 is primarily due to approximately $1.4 million in nonrecurring legal costs associated with our public offering, that did not qualify for deferral. During 2009, recurring other general and administrative costs declined due to a reduction in corporate overhead and a decrease in unincorporated business tax.

Net Realized and Unrealized Gains and Losses

	For the Three Months Ended September 30,
	2009	2008
	(in thousands)
Net realized gain (loss) investments	$(151,269)	$18
Net realized gain (loss) forward contracts	(1,844)	13,370
Net realized loss foreign currency exchange	(284)	(357)
Net unrealized gain (loss) investments	175,839	(128,332)
Net unrealized gain forward contracts	1,726	4,675
Net unrealized gain (loss) foreign currency exchange	(1,987)	1,985

Total net realized and unrealized gain (loss)	$22,181	$(108,641)

The increase in unrealized gains on investments for the third quarter of 2009 was primarily due to the reversal of unrealized losses on investments sold or deemed worthless and an increase in the fair value of our assets during the third quarter of 2009 compared to an overall weakening in the economy during the same period in 2008.

The net realized loss during the third quarter of 2009 was primarily due to four common and preferred equity positions that were deemed worthless resulting in a realized loss of $121.6 million as well as from the sales of six debt and equity investments resulting in a realized loss of $29.6 million.

Additionally, we have exposure to foreign currencies (Euro, British Pounds and Australian dollars) through various investments. Those investments are converted into U.S. dollars at the balance sheet date, and as such, we are exposed to movements in exchange rates. To limit our exposure to movements in exchange rates we enter into foreign exchange forward contracts or borrow under our multi-currency revolving credit facility in those currencies. For the third quarter of 2009 the relative weakening of the U.S. dollar resulted in net realized/unrealized losses on forward contracts compared to a relative strengthening of the U.S. dollar in the same period in 2008 which resulted in net realized/unrealized gains on forward contracts.

Results of Operations for the Nine Months Ended September 30, 2009 compared to the Nine Months Ended September 30, 2008

Revenue

	For the Nine Months Ended September 30,		% Change
	2009	2008
	(in thousands)
Investment income	$81,214	$95,923	(15)%

The decrease in investment income for the first nine months of 2009 compared to the same period in 2008 was primarily due to lower average LIBOR rates and the placement of certain assets on nonaccrual status; this was partially offset by a higher average invested balance during 2009. LIBOR rates fell below 1.5% preceding the first quarter of 2009 and continued to fall throughout the year (dropping below 1% preceeding the third quarter) compared to LIBOR rates near 5% heading into the first quarter of 2008.

Expenses

	For the Nine Months Ended September 30,		% Change
	2009	2008
	(in thousands)
Performance-based incentive fee	$12,395	$3,503	254%
Investment advisory and management fees	12,348	19,003	(35)%
Interest and other credit facility expenses	1,565	2,393	(35)%
Administrative service fee	1,512	2,492	(39)%
Other general and administrative expenses	3,817	3,213	19%

Total expenses	$31,637	$30,604	3%

Total expenses remained relatively constant for the first nine months of 2009 compared to the same period in 2008. The performance-based incentive fee, which is computed based on percentage returns on our net asset value, was higher in the first nine months of 2009 compared to 2008 as we surpassed the specified thresholds during 2009. Investment advisory and management fees, which are based on gross assets, were lower in the first nine months of 2009 than 2008 primarily due to the reduced fair value of our investment portfolio. (See Note 4 of the Notes to the September 30, 2009 Consolidated Financial Statements for the details on this calculation.)

The decrease in the administrative service fee for the first nine months of 2009 compared to 2008 was primarily due to the internalization of various operational functions. The increase in other general and administrative expenses for the first nine months of 2009 compared to the same period in 2008 is primarily due to approximately $1.4 million in nonrecurring legal costs associated with our public offering, that did not qualify for deferral. During 2009, recurring other general and administrative costs declined due to a reduction in corporate overhead and a decrease in unincorporated business tax.

Net Realized and Unrealized Gains and Losses

	For the Nine Months Ended September 30,
	2009	2008
	(in thousands)
Net realized loss investments	$(227,191)	$(181)
Net realized gain (loss) forward contracts	(9,674)	2,219
Net realized gain (loss) foreign currency exchange	(751)	465
Net unrealized gain (loss) investments	237,940	(160,671)
Net unrealized gain (loss) forward contracts	(963)	2,883
Net unrealized gain (loss) foreign currency exchange	(1,958)	1,251

Total net realized and unrealized loss	$(2,597)	$(154,034)

The increase in unrealized gains on investments for the first nine months of 2009 was primarily due to the reversal of unrealized losses on the investments sold or deemed worthless and an increase in the fair value of our assets compared to overall weakening in the economy during the same period in 2008.

The net realized loss during the first nine months of 2009 was primarily due to realized losses of approximately $72.7 million on the sale of three debt investments as well as losses of approximately $147.5 million due to five debt and equity securities that were deemed worthless.

Additionally, we have exposure to foreign currencies (Euro, British Pounds and Australian dollars) through various investments. Those investments are converted into U.S. dollars at the balance sheet date and as such we are exposed to movements in exchange rates. To limit our exposure to movements in exchange rates we enter into foreign exchange forward contracts or borrow under our multi-currency revolving credit facility in those currencies. For the first nine months of 2009 the relative weakening of the U.S. dollar resulted in net realized/unrealized losses on forward contracts compared to a relative strengthening of the U.S. dollar in the same period in 2008 which resulted in net realized/unrealized gains on forward contracts.

Results of Operations for the Year Ended December 31, 2008 compared to the Period from March 13, 2007 (inception) to December 31, 2007

Revenue

	Year Ended December 31, 2008	Period From March 13 (inception) to December 31, 2007	% Change
	(in thousands)
Investment income	$133,959	$78,455	71%

The increase in interest income for the year ended December 31, 2008 compared to the period ended December 31, 2007 was primarily due to twelve months of income during 2008 versus a partial year in 2007 and a higher average invested balance versus outstanding cash during 2008. The average cash balance during the period ended December 31, 2007 was $530.0 million compared to $40.3 million in 2008.

Operating Expenses

	Year Ended December 31, 2008	Period From March 13 (inception) to December 31, 2007	% Change
	(in thousands)
Investment advisory and management fees	$24,297	$19,719	23%
Performance-based incentive fee	9,008	—	—
Interest and other credit facility expenses	3,343	—	—
Administrative service fee	3,430	1,474	133%
Other general and administrative expenses	4,300	3,579	20%

Total operating expenses	$44,378	$24,772	79%

Almost two-thirds of the $19.6 million increase in total operating expenses during 2008 was attributable to the recognition of the performance-based incentive fee, as the respective hurdle rates were surpassed, and interest and other credit facility expenses related to our credit facilities established during 2008. Investment advisory and management fees were higher in 2008 primarily because 2008 included a full year of expense versus a partial year in 2007. Other general and administrative expenses and administrative service fees also increased during 2008 due to the partial year comparison and the build out of our corporate infrastructure.

Net Realized and Unrealized Gains and Losses

	Year Ended December 31, 2008	Period From March 13 (inception) to December 31, 2007
	(in thousands)
Net realized gain (loss) investments	$(16,878)	$(3,557)
Net realized gain (loss) forward contracts	13,086	(7,125)
Net realized gain (loss) foreign currency exchange	2,915	12
Net unrealized gain (loss) investments	(496,340)	7,821
Net unrealized gain (loss) forward contracts	4,087	(1,235)
Net unrealized gain (loss) foreign currency exchange	(37)	9

Total net realized and unrealized gain (loss) before taxes	$(493,167)	$(4,075)

The increase in unrealized losses on investments for the year ended December 31, 2008 was primarily due to significantly lower fair value determinations on many of our investments. Lower fair values were driven primarily by the general market dislocation, illiquidity in the capital markets, and lower market prices for comparable publicly traded debt. Fair values were lower across all investment types.

We have exposure to foreign currencies (Euro, British Pounds and Australian dollars) through various investments. These investments are converted into U.S. dollars at the balance sheet date, exposing us to movements in exchange rates. To limit our exposure to fluctuations in exchange rates, we enter into foreign exchange forward contracts or borrow in those currencies under our multi-currency revolving credit facility. For the year ended December 31, 2008, the strengthening of the U.S. dollar resulted in net realized and unrealized gains from forward contracts of $13.1 million and $4.1 million, and a $2.9 million gain on the repayment of foreign denominated borrowings. For the period ended December 31, 2007, the relative weakening of the U.S. dollar resulted in net realized and unrealized losses.

Income Tax

	Year Ended December 31, 2008	Period From March 13 (inception) to December 31, 2007	% Change
	(in thousands)
Income tax expense on net investment income	$2,182	$689	217%
Income tax expense (benefit) on realized gain (loss)	60	(181)	133%

Total income tax expense (benefit)	$2,242	$508

We are subject to New York City unincorporated business tax (UBT), which is imposed on the business income of every unincorporated business that is carried on in New York City. The UBT is imposed for each taxable year at a rate of 4 percent of taxable income that is allocable to New York City. Estimated UBT for 2008 and 2007 was approximately $1.6 million and $0.4 million, respectively.

We are also subject to taxes in Luxembourg, through Solar Capital Luxembourg I S.a.r.l., a wholly-owned subsidiary. Under the laws of Luxembourg, we pay a corporate income tax and a municipal business tax on our subsidiary’s taxable income.

After the completion of this offering, we intend to elect to be treated for income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on ordinary income or capital gains that we distribute to our stockholders as dividends. See “Material U.S. Federal Income Tax Considerations.” In addition, after completion of this offering and Solar Capital Merger, we will be a corporation and no longer be subject to unincorporated business tax.

Liquidity and Capital Resources

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. On March 13, 2007, we conducted a private placement of units in Solar Capital LLC. Approximately 46.7 million units were issued in connection with the initial private placement. In addition, in connection with the initial private placement, the Magnetar entities acquired approximately 35 million units. The consideration paid by the Magnetar entities in connection with such transactions consisted of a portfolio of debt and equity investments, together with accrued and unpaid interest thereon and additional funding commitments in such investments, as well as a cash investment.

At September 30, 2009 and December 31, 2008, we had cash and cash equivalents of approximately $18.0 million and $65.8 million, respectively. Cash provided by and used by operating activities for the nine months ended September 30, 2009 and the year ended December 31, 2008 was approximately $11.8 million and $106.8 million, respectively, consisting primarily of the items described in “— Results of Operations.”

During the first quarter of 2009, we agreed to make certain specified distributions to the LLC Holders on a periodic basis to the extent we had not yet completed our initial public offering. In accordance therewith, on March 17, 2009, we made a pro rata distribution to the existing LLC Holders. This distribution was equal to 10% of our December 31, 2008 net asset value and totaled approximately $85.3 million, or $1.04 per outstanding unit. On October 28, 2009 we made another pro rata distribution, declared in September 2009, to the existing LLC Holders. This distribution was equal to 10% of our September 30, 2009 net asset value and totaled approximately $81.4 million, or $1.00 per outstanding unit. In December 2009, Solar Capital LLC declared a $75 million cash distribution to be paid to LLC Holders on a pro-rata basis prior to the completion of the Solar Capital Merger.

In connection with the Solar Capital Merger, Solar Capital Ltd will issue $125 million of Distribution Notes to the LLC Holders. The Distribution Notes will be due in February 2014 and will have a coupon of 8.75%, payable quarterly. The Distribution Notes are pre-payable at par at any time and are subject to customary terms and conditions.

As a business development company, we will have an ongoing need to raise additional capital for investment purposes. As a result, we expect from time to time to access the debt and/or equity markets when we believe it is necessary and appropriate to do so. Since the middle of 2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These events have significantly diminished overall confidence in the debt and equity markets and caused increasing economic uncertainty. A further deterioration in the financial markets or a prolonged period of illiquidity without improvement could materially impair our ability to raise equity capital or locate debt capital on commercially reasonable terms.

Credit Facility

In January 2010, Solar Capital Ltd. received commitments to amend and restate our $250 million Senior Secured Revolving Credit Facility (the “Credit Facility”) with Citibank, various lenders and Citibank, as administrative agent for the lenders. Citibank acted as the sole lead bookrunner and the sole lead arranger for the Credit Facility. Under the terms of the Credit Facility, the lenders agreed to extend credit to Solar Capital (the “Borrower”) in an aggregate principal or face amount not exceeding $250 million at any one time outstanding. The Credit Facility also allows the Borrower and the lenders to provide for a commitment increase to an amount not greater than $600 million. The Credit Facility is a three-year multi-currency revolving facility (with a stated maturity date in February 2013) and is secured by substantially all of the assets of Solar Capital’s investment portfolio. Interest rate options include Base Rate (“BR”) loans, indexed to currency specific LIBOR, and Alternate Base Rate (“ABR”) loans, indexed to the Prime or Fed Funds rates. Borrowings bear interest at a rate per annum equal to the BR plus 3.25% and ABR plus 2.25%. The Credit Facility contains certain customary affirmative and negative covenants and events of default, including the occurrence of a change of control. In addition, the Credit Facility contains certain financial covenants that among other things, requires us to maintain a minimum shareholder’s equity, a minimum leverage ratio and a minimum debt to total assets ratio. The Credit Facility will be used to supplement Solar Capital’s equity capital to make additional investments and for other general corporate purposes.

Distribution Notes

The Distribution Notes consist of $125 million in senior unsecured notes, which will bear interest at a rate of 8.75% per annum, payable quarterly in cash, and will mature in February 2014. The Distribution Notes are redeemable at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. Further, Solar Capital Ltd. must use the net cash proceeds from the issuance of any other senior unsecured notes either to redeem or make an offer to purchase the outstanding Distribution Notes at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. The Distribution Notes subject Solar Capital Ltd. to customary covenants, including, among other things, (i) a requirement to maintain an “asset coverage ratio” of 2.00 to 1.00; (ii) a requirement that in the event of a “change of control” (as defined in the agreement governing the Distribution Notes) Solar Capital Ltd. will be required to offer to repurchase the Distribution Notes at a price of 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase; and (iii) a restriction on incurring any debt on a junior lien basis, or any debt that is contractually subordinated in right of payment to any other debt unless it is also subordinated to the Distribution Notes on substantially identical terms. The agreement under which the Distribution Notes will be issued will contain customary events of default.

Contractual Obligations

We have certain commitments pursuant to our Investment Advisory and Management Agreement entered into with Solar Capital Partners. We have agreed to pay a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. Payments under the Investment Advisory and Management Agreement are equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee. See “Investment Advisory and Management Agreement.” We have also entered into a contract with Solar Capital Management to serve as our administrator. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Solar Capital Management’s overhead in performing its obligation under the agreement, including rent, fees, and other expenses inclusive of our allocable portion of the compensation of our chief financial officer and any administrative staff. See “Administration Agreement.”

Off-Balance Sheet Arrangements

In the normal course of its business, we trade various financial instruments and may enter into various investment activities with off-balance sheet risk, which include forward foreign currency contracts. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. These financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value or our satisfaction of the obligations may exceed the amount recognized in our Statement of Assets and Liabilities.

Borrowings

We had borrowings of $25.6 million and $0 outstanding as of September 30, 2009 and December 31, 2008, respectively, under the Credit Facility. See “Credit Facility” for a description of the Credit Facility. Upon completion of this offering, we will also have approximately $125 million of the Distribution Notes outstanding.

Distributions

During the first quarter of 2009, we agreed to make certain specified distributions to the LLC Holders on a periodic basis to the extent we had not yet completed our initial public offering. In accordance therewith, on March 17, 2009, we made a pro rata distribution to the existing LLC Holders. This distribution was equal to 10% of our December 31, 2008 net asset value and totaled approximately $85.3 million, or $1.04 per outstanding unit. On October 28, 2009 we made another pro rata distribution, declared in September 2009, to the existing LLC Holders. This distribution was equal to 10% of our September 30, 2009 net asset value and totaled approximately $81.4 million, or $1.00 per outstanding unit. In December 2009, Solar Capital LLC declared a $75 million cash distribution to be paid to LLC Holders on a pro-rata basis prior to the completion of the Solar Capital Merger.

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

•

We have entered into an Investment Advisory and Management Agreement with Solar Capital Partners. Mr. Gross, our chairman and chief executive officer, is the managing member and a senior investment professional of, and has financial and controlling interests in, Solar Capital Partners. In addition, Mr. Spohler, our chief operating officer is a partner and a senior investment professional of, and has financial interests in, Solar Capital Partners.

•

Solar Capital Management provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. We reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief compliance officer, our chief financial officer and any administrative support staff. Solar Capital Partners, our investment adviser, is the sole member of and controls Solar Capital Management.

•	We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has granted us a non-exclusive, royalty-free license to use the name “Solar Capital.”

•

As a result of certain transactions prior to and immediately following our initial private placement, the Magnetar entities own as of September 30, 2009, either directly or indirectly, approximately 42.84% of our outstanding equity, and are expected to own, either directly or indirectly, between 24.39% and 35.05% of our outstanding shares of common stock upon the completion of this offering.

Solar Capital Partners and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Solar Capital Partners and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures.

In addition, we have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.

BUSINESS

Solar Capital

We are an externally managed finance company. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged companies, including middle-market companies, in the form of senior secured loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded. We are managed by Solar Capital Partners. Solar Capital Management provides the administrative services necessary for us to operate.

As of September 30, 2009, our long term investments totaled $792.4 million and our net asset value was $732.9 million. Our portfolio was comprised of debt and equity investments in 36 portfolio companies and our income producing assets, which represented 91% of our total portfolio, had a weighted average annualized yield of approximately 14.8%.

Upon the consummation of the Solar Capital Merger but prior to this offering and the Concurrent Private Placement, there will be approximately 26.65 million shares and $125 million in Distribution Notes outstanding. Giving effect to the completion of the Pre-IPO Distribution and the Solar Capital Merger, the September 30, 2009 net asset value would have been approximately $532.9 million, or $20.00 per share, on a pro forma basis. See “Capitalization.” As described in further detail below, we estimate that our December 31, 2009 net asset value will be between $570.3 and $572.9 million, or between $21.40 and $21.50 per share, on a pro forma basis. As of January 26, 2010, reflecting the Solar Capital Merger, this offering, the Pre-IPO Distribution, and the Concurrent Private Placement, our outstanding debt was approximately 22% of total assets, making us one of the least levered publicly traded business development companies.

Our portfolio primarily consists of direct investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans made to private leveraged companies organized and located in the United States, including middle-market companies. As of September 30, 2009, 70% of the fair value of our debt investments had fixed interest rates, 23% had floating interest rates, and 7% had floating interest rates with a floor, below which the variable component cannot adjust. As of September 30, 2009, our debt investments had a weighted average price, on a fair value basis, of 88.1 as a percentage of par. We also invest in equity securities, such as preferred stock, common stock, warrants and other equity interests received in connection with our debt investments or through direct investments. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $20 million and $100 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and on March 13, 2007, we conducted our initial private placement of units in Solar Capital LLC. Solar Capital Investors, LLC, an entity funded by the management of Solar Capital Partners, acquired approximately 3.3 million units in connection with the initial private placement. In addition, in connection with the initial private placement, the Magnetar entities acquired approximately 35 million units.

Immediately prior to the pricing of this offering, through a series of transactions Solar Capital LLC will be merged with and into Solar Capital Ltd., a Maryland corporation, leaving Solar Capital Ltd. as the surviving entity. An aggregate of approximately 26.65 million shares of common stock of Solar Capital Ltd. and $125 million in Distribution Notes of Solar Capital Ltd. will be issued to the LLC Holders in connection with the Solar Capital Merger. The Distribution Notes will be due in February 2014 and will have a coupon of 8.75%, payable quarterly. The Distribution Notes are pre-payable at par at any time and are subject to customary terms and conditions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Liquidity and Capital Resources-Distribution Notes.”

Dividends

On January 26, 2010, the board of directors of Solar Capital Ltd. declared a dividend of $0.60 per share, payable on April 1, 2010 to holders of record as of March 18, 2010. This dividend payment is contingent upon the completion of our initial public offering during the first quarter of 2010. The amount of the dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. Purchasers in this offering will be entitled to receive this dividend payment. We anticipate that the dividend will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the dividend may constitute a return of capital. The specific tax characteristics of our dividends will be reported to shareholders after the end of each calendar year. See “Distributions.”

Recent Developments

Estimated Net Asset Value

Our December 31, 2009 unaudited net asset value per share is estimated to be between $21.40 and $21.50 on a pro forma basis reflecting the Pre-IPO Distribution and the Solar Capital Merger. On January 14, 2010, our board of directors approved the fair value of our portfolio assets as of December 31, 2009 in accordance with our valuation policy. Our December 31, 2009 net asset value estimate is based on this board-approved fair value of our portfolio investments as well as other factors, including expected investment income earned on the portfolio and completion of the Pre-IPO Distribution. The increase in net asset value per share from September 30, 2009 to December 31, 2009 is primarily due to the appreciation of our portfolio assets and our retained investment income for the quarter. See “Determination of Net Asset Value” and “Risk Factors—There will be uncertainty as to the value of our portfolio investments.”

New Revolving Credit Facility

In January 2010, Solar Capital Ltd. received commitments to amend and restate our Senior Secured Revolving Credit Facility with Citibank and various other lenders, which will become effective upon the completion of our initial public offering. The facility size will be $250 million, which may be increased up to $600 million, and expires in February 2013. Per this agreement, base rate borrowings bear interest at the LIBOR plus 3.25%.

Recent Portfolio Activity

During the fourth quarter of 2009, we purchased approximately $48 million of Rug Doctor, L.P. mezzanine debt. Rug Doctor, L.P. is one the largest manufacturers and marketers of consumer carpet care machines and cleaning products in the United States.

On January 20, 2010, NISC signed a definitive agreement to be acquired by International Business Machines Corp. NISC is a government services platform focused on management technology consulting and information technology services with domain expertise within high priority Federal sectors, including energy, homeland defense, and information technology. Solar Capital’s investments in NISC include a second lien loan, a subordinated loan and an equity interest. As of September 30, 2009, the second lien and mezzanine loans, on a combined basis, had a par amount of $55.7 million and a fair value of $56.2 million. The equity interest had an original cost of $2.3 million and a fair value of $16.3 million, as of September 30, 2009. As a result of the change of control, we expect to receive proceeds of at least $61.3 million for the combined loans and at least the fair value of the equity. The transaction is expected to close in the first quarter of 2010, pending customary closing conditions, including regulatory reviews.

Distributions to LLC Holders

In December 2009, Solar Capital LLC declared the Pre-IPO Distribution to be paid to LLC Holders on a pro-rata basis prior to the completion of the Solar Capital Merger. In addition, immediately prior to the pricing of this offering, an aggregate of approximately 26.65 million shares of common stock of Solar Capital Ltd. and $125 million in Distribution Notes of Solar Capital Ltd. will be issued to the LLC Holders in connection with the Solar Capital Merger.

About Solar Capital Partners

Solar Capital Partners is controlled by Michael S. Gross, our chairman and chief executive officer, is led by Mr. Gross and Bruce Spohler, our chief operating officer, and is supported by a team of 12 dedicated investment professionals, including Brian Gerson, Cedric Henley and David Mait. We refer to Messrs. Gross, Spohler, Gerson, Henley and Mait as Solar Capital Partners’ senior investment professionals. Solar Capital Partners’ investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. The investment team led by Messrs. Gross and Spohler have invested in 52 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 44 different financial sponsors, through September 30, 2009. Since Solar Capital’s inception, these investment professionals have used their relationships in the middle-market financial sponsor and financial intermediary community to generate deal flow.

Mr. Gross, the former chairman and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded, has over 20 years of experience in the private equity, distressed debt and mezzanine lending businesses and has been involved in originating, structuring, negotiating, consummating and managing private equity, distressed debt and mezzanine lending transactions.

Mr. Gross is also a founder and a former senior partner of Apollo Management, L.P., a leading private equity firm. During his tenure at Apollo Management, L.P., Mr. Gross was a member of the investment committee that was responsible for overseeing more than $13 billion of investments in over 150 companies. Between February 2004 and February 2006, Mr. Gross was the president and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded and on whose board of directors and investment committee he served as chairman from February 2004 to July 2006. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004, built a dedicated investment team and infrastructure and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. Mr. Gross was also the managing partner of Apollo Distressed Investment Fund, L.P., an investment fund he founded in 2003 to invest principally in debt and other securities of leveraged companies.

Mr. Gross also currently serves on the boards of directors of three public companies, and in the past has served on the boards of directors of more than 20 public and private companies. As a result, Mr. Gross has developed an extensive network of private equity sponsor relationships as well as relationships with management teams of public and private companies, investment bankers, attorneys and accountants that we believe should provide us with significant business opportunities.

We also rely on the more than 20 years of experience of Mr. Spohler, who has served as our chief operating officer and a partner of Solar Capital Partners since inception. Previously, Mr. Spohler was a managing director and a former co-head of U.S. Leveraged Finance for CIBC World Markets. He held numerous senior roles at CIBC World Markets, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of CIBC World Markets’ U.S. corporate finance debt capital decisions. During Mr. Spohler’s tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as CIBC World Markets’ below investment grade loan portfolio in the U.S. As a co-head of U.S. Leveraged Finance, Mr. Spohler oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of distressed and mezzanine debt as well as other investment types. The depth of their experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Market Opportunity

Solar Capital invests primarily in senior secured loans, mezzanine loans and equity securities of leveraged companies organized and located in the United States. We believe that the size of the leveraged company market, coupled with the demands of these companies for flexible sources of capital at attractive terms and rates, create an attractive investment environment for us.

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Middle-market companies have faced increasing difficulty in accessing the capital markets.    While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies that, until recently, financed their lending and investing activities through securitization transactions have lost that source of funding and cut back lending significantly.

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There is a large pool of uninvested private equity capital likely to seek additional capital to support their private investments.    We believe there is a large pool of uninvested private equity capital available to middle-market companies. While we expect the rate of investment to be slower than in prior periods, we expect that private equity firms will continue to be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior and junior debt securities and loans and equity co-investments from other sources, such as Solar Capital.

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Middle-market companies are increasingly seeking private sources for debt and equity capital.    We believe that many middle-market companies prefer to execute transactions with private capital providers such as Solar Capital, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. We expect that the volume of domestic “public-to-private” transactions, as well as the number of companies selecting a “sale” alternative versus raising capital in the public equity markets as a means of increasing liquidity, will remain large.

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Consolidation among commercial banks has reduced the focus on middle-market business.    We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

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Current disruptions within the credit markets generally have brought a reduction in competition and a more lender-friendly environment.    Current credit market dislocation has caused many of the alternative methods of obtaining middle-market debt financing to significantly decrease in scope and availability while demand for financings has remained robust. We believe the segment’s strong growth prospects, combined with the growing demand for the capital and corporate finance and advisory services we offer, creates an attractive investment environment for us.

Furthermore, we believe that given the credit market uncertainty, Solar Capital has a greater opportunity to move beyond middle-market deals into larger transactions, as banks are less willing to commit capital. We believe these larger deals can be structured with more attractive terms such as lower leverage, higher yields, better covenants, and longer duration than was typical before the current market dislocation.

Therefore, we believe that there is an opportunity to invest in senior secured loans, mezzanine loans and equity securities of leveraged companies and that we are well positioned to serve this market.

Competitive Advantages and Strategy

We believe that we have the following competitive advantages over other providers of financing to leveraged companies:

Management Expertise

As managing partner, Mr. Gross has principal management responsibility for Solar Capital Partners, to which he currently dedicates substantially all of his time. Mr. Gross has over 20 years of experience in leveraged finance, private equity and distressed debt investing. Mr. Spohler, our chief operating officer and a partner of Solar Capital Partners, has over 20 years of experience in evaluating and executing leverage finance transactions. We believe that Messrs. Gross and Spohler have developed a strong reputation in the capital markets, and that this experience provides us with a competitive advantage in identifying and investing in leveraged companies with the potential to generate returns. We believe that our investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. We believe that our investment team has a proven track record of valuing companies and assets and negotiating transactions.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 20 years of experience in the private equity and leveraged lending industries.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of distressed and mezzanine debt as well as other investment types. The depth of their experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Investment Portfolio

Our portfolio investments consist of portfolio companies that have strong cash flows and have maintained financial and operating performance despite the recent economic climate. As of September 30, 2009, 99.7% of our total portfolio value was comprised of performing assets. The majority of our assets have been seasoned, which has allowed us to gain a solid understanding of our borrowers and the industries in which they compete. Additionally, over time, we have established productive relationships with our portfolio companies. As of September 30, 2009, our portfolio was focused within relatively recession-resistant industries. Approximately 40% of our portfolio on a fair value basis was invested in beverage, food, and tobacco and aerospace and defense industries, which we consider to be defensive during times of economic turmoil. As of September 30, 2009, the companies for which we had debt investments in our portfolio had an average EBITDA (earnings before interest, taxes, depreciation, and amortization) of $174 million weighted on a fair value basis, which has grown 5.4% over the last 12 months (based on information received as of September 30, 2009) and was 3.0 times greater than portfolio company cash interest costs. As of September 30, 2009, the median EBITDA for the companies for which we had debt investments was $78 million. Our portfolio companies’ senior debt and the debt through the Solar Capital investment tranche were 2.8 and 4.8 times greater than average EBITDA, weighted on a fair value basis, and 3.0 and 5.3 times greater than average EBITDA, weighted on a par basis.

Investment Capacity

The proceeds from this offering and the Concurrent Private Placement, the borrowing capacity under our new credit facility and the expected repayments of existing investments will provide us with a substantial amount of capital available for deployment into new investment opportunities. We believe we are well positioned for the current marketplace. We believe that in the current economic environment financing needs of many companies will increase while funding options are limited, allowing us to capitalize on favorable investment opportunities.

Solar Capital’s Limited Leverage

As of January 26, 2010, reflecting the Solar Capital Merger, this offering, the Pre-IPO Distribution, and the Concurrent Private Placement, our outstanding debt was approximately 22% of total assets, making us one of the least levered publicly traded business development companies. We believe our relatively low level of leverage provides us with a competitive advantage, allowing us to anticipate providing a consistent dividend to our investors as proceeds from our investments are available for reinvestment as opposed to being consumed by debt repayment. To the extent borrowing conditions improve and leverage becomes available on more attractive terms, we may increase our relative level of debt in the future. However, we do not currently anticipate operating with a substantial amount of debt relative to our total assets. Furthermore, by maintaining prudent leverage levels, we believe we will be better positioned to weather future market downturns.

Proprietary Sourcing and Origination

We believe that Solar Capital Partners’ senior investment professionals’ longstanding relationships with financial sponsors, commercial and investment banks, management teams and other financial intermediaries provide us with a strong pipeline of proprietary origination opportunities. We believe the broad expertise of Solar Capital Partners’ senior investment professionals and their ability to draw upon their average of 20 years of investment experience enable us to identify, assess and structure investments successfully. We expect to continue leveraging the relationships Mr. Gross established while sourcing and originating investments at Apollo Investment Corporation as well as the financial sponsor relationships Mr. Spohler developed while he was a co-head of CIBC World Markets’ U.S. Leveraged Finance Group.

Our investment team’s strong relationship network is enhanced by the collaborative role Solar Capital plays in the private equity industry. We offer tailored solutions to our portfolio companies, and we believe that this role provides us with greater deal flow as opposed to being viewed as a competitor bidding for control stakes. Because Solar Capital is not associated with a private equity firm, we are not precluded from partnering with most of the top tier financial sponsors.

These direct investments enable us to perform more in-depth due diligence and play an active role in structuring financings. We believe that effectuating the transaction terms and having greater insight into a portfolio company’s operations and financial picture assist Solar Capital in minimizing downside potential, while reinforcing Solar Capital as a trusted partner who delivers comprehensive financing solutions. Since our inception, Solar Capital Partners has sourced investments in 52 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 44 different financial sponsors, through September 30, 2009.

Versatile Transaction Structuring and Flexibility of Capital

We believe our senior investment professionals’ broad expertise and ability to draw upon their extensive experience enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. While we will be subject to significant regulation as a business development company, we will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we believe that we can be more flexible than such lending institutions in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. We believe financial sponsors, management teams and investment banks see this flexibility as a benefit, making us an attractive financing partner. We believe that this approach enables us to procure attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated investment objective even during turbulent periods in the capital markets.

Emphasis on Achieving Strong Risk-Adjusted Returns

Solar Capital Partners uses a disciplined investment and risk management process that emphasizes a rigorous fundamental research and analysis framework. Solar Capital Partners seeks to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with the existing portfolio and liquidity. At the same time, Solar Capital Partners takes into consideration a variety of factors in managing our portfolio and imposes portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting cross-correlation exposure and issuer and industry concentration. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We do not pursue short-term origination targets. We believe this approach enables us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through Solar Capital Partners, conduct a rigorous due diligence process that draws upon investment experience, industry expertise and network of contacts of our senior investment professionals, as well as the other members of our investment team. Among other things, our due diligence is designed to ensure that a prospective portfolio company will be able to meet its debt service obligations.

We have the ability to invest across an issuer’s capital structure, which we believe enables us to provide comprehensive financing solutions for our portfolio companies, as well as access the best risk-adjusted opportunities. The overall transaction size and product mix is based upon the needs of the customer, as well as our risk-return hurdles. We also focus on downside protection and preservation of capital throughout the structuring process.

Deep Industry Focus with Substantial Information Flow

We concentrate our investing activities in industries characterized by strong cash flow and in which Solar Capital Partners’ investment professionals have deep investment experience. During his time with the Apollo entities, Mr. Gross oversaw investments in over 200 companies in 20 industries. As a result of their investment experience, Messrs. Gross and Spohler, together with Solar Capital Partners’ other investment professionals, have long-term relationships with management consultants and management teams in the industries we target, as well as substantial information concerning those industries. Solar Capital Partners’ investment team also has significant experience in evaluating and making investments in the industries we target. We believe that the in-depth experience of Solar Capital Partners’ investment team in investing throughout various stages of the economic cycle provides our investment adviser with access to ongoing market insights in addition to a powerful asset for investment sourcing. See “Business — Investments.”

Longer Investment Horizon

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that the capital of these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to generate favorable returns on invested capital and enables us to be a better long-term partner for our portfolio companies.

Investments

Solar Capital seeks to create a diverse portfolio that includes senior secured loans, mezzanine loans and equity securities by investing approximately $20 to $100 million of capital, on average, in the securities of leveraged companies, including middle-market companies. Our portfolio includes both senior secured loans and mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of an insolvency. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula. We believe that mezzanine loans offer an attractive investment opportunity based upon their historic returns and resilience during economic downturns.

In addition to senior secured loans and mezzanine loans, we may invest a portion of our portfolio in opportunistic investments, which are not our primary focus, but are intended to enhance our returns to our investors. These investments may include similar direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Moreover, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

Our principal focus is to provide senior secured loans and mezzanine loans to leveraged companies in a variety of industries. We generally seek to target companies that generate positive cash flows. We generally seek to invest in companies from the broad variety of industries in which our investment adviser has direct expertise. The following is a representative list of the industries in which we may invest.

•Aerospace and defense

•Automotive

•Beverage, food and tobacco

•Broadcasting and entertainment

•Business services

•Cable television

•Cargo transport

•Chemicals, plastics and rubber

•Consumer finance

•Consumer services

•Containers, packaging and glass

•Direct marketing

•Distribution

•Diversified/conglomerate manufacturing

•Diversified/conglomerate services

•Education

•Electronics

•Energy/utilities

•Equipment rental

•Farming and agriculture

•Finance

•Healthcare, education and childcare

•Home and office furnishing, consumer products

•Hotels, motels, inns and gaming

•Industrial

•Infrastructure

•Insurance

•Leisure, motion pictures and entertainment

•Logistics

•Machinery

•Media

•Mining, steel and nonprecious metals

•Oil and gas

•Printing, publishing and broadcasting

•Real estate

•Retail

•Specialty finance

•Technology

•Telecommunications

•Utilities

We may invest in other industries if we are presented with attractive opportunities.

Set forth below is a list of our ten largest portfolio company investments as of September 30, 2009, as well as the top ten industries in which we were invested as of September 30, 2009, in each case calculated as a percentage of our total assets as of such date.

Portfolio Company	% of Total Assets
DS Waters	10.61%
National Interest Security Corporation	8.46%
Adams Outdoor Advertising	6.34%
Asurion Corporation	5.84%
Booz Allen Hamilton, Inc.	5.02%
Earthbound Farm	4.63%
Fleetpride Corporation	4.54%
Wire Rope Corporation	4.19%
Weetabix Group	3.26%
Direct Buy Inc.	3.23%

Industry	% of Total Assets
Beverage, food and tobacco	20.33%
Aerospace and defense	17.11%
Diversified / conglomerate services	6.34%
Insurance	5.84%
Healthcare, education and childcare	4.81%
Leisure, motion pictures and entertainment	4.58%
Cargo transport	4.54%
Diversified / conglomerate manufacturing	4.19%
Finance	3.82%
Home and office furnishing, consumer products	3.23%

Investment Selection

Solar Capital Partners utilizes the same value oriented investment philosophy used by the professionals of our investment adviser in their work with previous funds they have managed and commits resources to managing downside exposure.

Portfolio Company Characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, Solar Capital Partners seeks to utilize its access to information generated by our investment professionals to identify investment candidates and to structure investments quickly and effectively.

Value Orientation/Positive Cash Flow.    Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Additionally, we look for companies with a demonstrated ability to de-lever. Typically, we would not invest in start-up companies or companies having speculative business plans.

Growth.    We invest primarily in companies with strong prospects for growth. These companies are usually in high-growth industries or have a competitive advantage that creates the potential to increase market share.

Strong Competitive Position in Industry.    We seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe should help to protect their market position and profitability.

Diversified Customer and Supplier Base.    We seek to acquire businesses that have a diversified customer and supplier base. We believe that companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

Exit Strategy.    We predominantly invest in companies which provide multiple alternatives for an eventual exit. We look for opportunities that provide an exit typically within three years of the initial capital commitment.

We seek companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We believe that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies represents a key means by which we will be able to exit from our investments over time.

In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation Value of Assets.    The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our credit analysis. Our analysis emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Experienced and Committed Management.    We generally require that portfolio companies have an experienced management team. We also require portfolio companies have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong Sponsorship.    We aim to invest alongside other sophisticated investors. We seek to partner with successful financial sponsors who have historically generated high returns. We believe that investing in these sponsors’ portfolio companies enables us to benefit from their direct involvement and due diligence.

Due Diligence

Solar Capital Partners conducts diligence on prospective portfolio companies consistent with the approach adopted by the investment professionals of Solar Capital Partners in their work with other funds they have managed. We believe that these investment professionals have a reputation for conducting extensive due diligence investigations in their investment activities. In conducting due diligence, Solar Capital Partners uses publicly available information as well as information from its relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence typically includes:

•	review of historical and prospective financial information;

•	research relating to the company’s management, industry, markets, products and services and competitors;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of senior loan documents; and

•	background checks.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the investment present the investment opportunity to Solar Capital Partners’ investment committee, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

The Investment Committee

All new investments are required to be approved by a consensus of the investment committee of Solar Capital Partners, which is led by Messrs. Gross and Spohler. The members of Solar Capital Partners’ investment committee receive no compensation from us. Such members may be employees or partners of Solar Capital Partners and may receive compensation or profit distributions from Solar Capital Partners. See “Portfolio Management.”

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans have maturities of five to ten years.

We also invest in portfolio companies in the form of senior secured loans. These senior secured loans typically provide for deferred interest payments in the first few years of the term of the loan. We generally obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

Typically, our mezzanine and senior secured loans have final maturities of five to ten years. However, we expect that our portfolio companies often may repay these loans early, generally within three years from the date of initial investment. To preserve an acceptable return on investment, we seek to structure these loans with prepayment premiums.

In the case of our mezzanine loan and senior secured loan investments, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential capital appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority- interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity securities, which may include demand and “piggyback” registration rights. In addition, we may from time to time make direct equity investments in portfolio companies.

We seek to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services. Solar Capital Management will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing Relationships with Portfolio Companies

Monitoring.    Solar Capital Partners monitors our portfolio companies on an ongoing basis. Solar Capital Partners monitors the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

Solar Capital Partners has several methods of evaluating and monitoring the performance and fair value of our investments, which include the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to other Solar Capital portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, Solar Capital Partners also uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio.

We use an investment rating scale of 1 to 4. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Involves the least amount of risk in our portfolio, the portfolio company is performing above expectations, and the trends and risk factors are generally favorable (including a potential exit)
2

Risk that is similar to the risk at the time of origination, the portfolio company is performing as expected, and the risk factors are neutral to favorable; all new investments are initially assessed a grade of 2

3	The portfolio company is performing below expectations, may be out of compliance with debt covenants, and requires procedures for closer monitoring
4	The investment is performing well below expectations and is not anticipated to be repaid in full

Solar Capital Partners monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. As of September 30, 2009, the weighted average investment rating on the fair market value of our portfolio was 1.9. In connection with our valuation process, Solar Capital Partners reviews these investment ratings on a quarterly basis, and our board of directors affirms such ratings.

Valuation Procedures

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or board of directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; (iv) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

Our primary competitors to provide financing to leveraged companies include public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in leveraged companies. As a result of these new entrants, competition for investment opportunities at leveraged companies has intensified, and we expect the trend to continue. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We use the industry information available to Mr. Gross and the other investment professionals of Solar Capital Partners to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of Mr. Gross and the other investment professionals of our investment adviser enable us to learn about, and compete effectively for, financing opportunities with attractive leveraged companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Investments — We operate in a highly competitive market for investment opportunities.”

Staffing

We do not currently have any employees. Mr. Gross, our chief executive officer, and Mr. Spohler, our chief operating officer, currently serve as the managing member and a partner, respectively, of our investment adviser, Solar Capital Partners. Nicholas Radesca, our chief financial officer and secretary, is an employee of Solar Capital Management, and performs his functions as chief financial officer under the terms of our Administration Agreement. Guy Talarico, our chief compliance officer, is the chief executive officer of Alaric Compliance Services, LLC, and performs his functions as our chief compliance officer under the terms of an agreement between Solar Capital Management and Alaric Compliance Services, LLC. Solar Capital Management has retained Mr. Talarico and Alaric Compliance Services, LLC pursuant to its obligations under our Administration Agreement.

Our day-to-day investment operations will be managed by Solar Capital Partners. See “Investment Advisory and Management Agreement.” Solar Capital Partners’ investment personnel currently consists of its senior investment professionals, Messrs. Gross, Spohler, Gerson, Henley and Mait, and a team of 9 additional experienced investment professionals. Solar Capital Partners may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. In addition, we will reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer and any administrative support staff. See “Administration Agreement.”

Properties

Our executive offices are located at 500 Park Avenue, 5th Floor, New York, New York 10022, and are provided by Solar Capital Management in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2009 for each portfolio company in which we had a debt or equity investment. The general terms of our debt and equity investments are described in “Business–Investments.” Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than Ark Real Estate Partners, National Interest Security Corporation, and National Specialty Alloys, LLC, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	% of Class Held	Fair Value (in thousands)
AOA Top Tier Holding Co., L.P. (“Adams Outdoor Advertising”) 2808 Ferry Road Atlanta, GA 30339	Diversified/conglomerate services	Subordinated notes Subordinated notes Subordinated notes	13.50% 20.00% 10.88%	6/20/2011 12/31/2009 6/20/2011		35,800 2,036 16,427

Affinity Group Holding, Inc. 2575 Vista Del Mar Ventura, CA 93001	Printing, publishing and broadcasting	Senior secured loan	12.75%	3/31/2010	—	14,142

Allied Capital Corporation 1919 Pennsylvania Avenue, N.W. Washington, DC 20006	Finance	Subordinated notes Subordinated notes	6.00% 6.63%	4/01/2012 7/15/2011	—	11,083 11,600

AMC Entertainment Holdings, Inc. 920 Main Street Kansas City, MO 64105	Leisure, motion pictures and entertainment	Subordinated notes	5.30% (L+500/Q)	6/13/2012	—	19,730	(3)

Ark Real Estate Partners LP 505 Park Ave., 21st Floor New York, NY 10022	Real estate	Partnership interests			24.80%	20,010

Asurion Corporation 648 Grassmere Park, Suite 300 Nashville, TN 37211	Insurance	Senior secured loan	6.75% (L+650/Q or M)	7/03/2015	—	50,050	(3)

Booz Allen Hamilton, Inc. 8283 Greensboro Drive McLean, VA 22102	Aerospace and defense	Subordinated notes	13.00%	7/31/2016	—	43,000	(3)

Casema Holding B.V. Spaarneplein 2 Postbus 16192 2500 BD Den Haag The Netherlands	Telecommunications	Subordinated notes Subordinated notes	9.71% (E+925/S) 9.69% (E+925/S)	11/17/2016 11/17/2016	— —	7,725 8,280	(3) (3)

Classic Cruises Holdings S.DER.L. 1000 Corporate Drive, Suite 500 Fort Lauderdale, Florida 33334	Leisure, motion pictures and entertainment	Senior secured loan	10.18% (L+975/Q)	1/31/2015	—	19,500

Direct Buy Inc. 8450 Broadway Merrillville, IN 46410	Home and Office Furnishing, Consumer products	Subordinated notes Common stock	16.00%	5/30/2013	— 3.00%	27,167 500	(3)

DSW Group, Inc. (“DS Waters”) 4170 Tanners Creek Drive Flowery Branch, GA 30542	Beverage, food and tobacco	Subordinated notes	13.50%	4/24/2012	—	90,868	(3)

Earthbound Farm 1721 San Juan Highway San Juan Bautista, CA 95045	Beverage, food and tobacco	Subordinated notes	15.25%	7/20/2016	—	39,617	(3)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	% of Class Held		Fair Value (in thousands)
Emdeon Business Services LLC 26 Century Blvd. Nashville, TN 37214	Healthcare, education and childcare	Senior secured loan	5.27% (L+500/Q)	5/16/2014	—		14,100

Fleetpride Corporation 8709 Technology Forest Place Suite 125 The Woodlands, TX 77381	Cargo transport	Subordinated notes	11.50%	10/01/2014	—		38,915

Freedom Roads, LLC 2 Marriott Drive Lincolnshire, Illinois 60069	Automotive	Subordinated notes	12.00%	6/20/2011	—		24,791

Global Garden Products Via del lavoro, 6 I-31033 Castelfranco Veneto (Treviso)–Italy	Farming and agriculture	Subordinated notes	12.77% (E+1200/Q)	10/31/2016	—		—	(3)

Grakon, LLC 1911 S. 218th St. P.O. Box 98984 Seattle, WA 98198	Machinery	Subordinated notes LLC interests	12.00%	6/19/2013	— 2.48%		5,101 —	(3)

Great American Group Inc. 21860 Burbank Blvd. Suite 300 South Woodland Hills, CA 91367	Business Services	Common stock Warrants to purchase common stock			2.54 1.55	% %	2,758 346	(2)

Iglo Birds Eye Group Limited No. 5, New Square Bedfont Lakes Business Park Feltham, Middlesex TW 14 8HA United Kingdom	Beverage, food and tobacco	Subordinated notes Subordinated notes	9.33% (E+800 /S) 8.51% (L(UK)+800 /S)	12/08/2016 12/08/2016	— —		4,728 10,977	(3) (3)

Jonathan Engineered Solutions Corp 410 Exchange, Suite 200 Irvine, CA 92602	Diversified/ conglomerate manufacturing	Subordinated notes Subordinated notes	16.50% 13.00%	6/29/2014 6/29/2014	— —		— —	(3) (3)

Learning Care Group 21333 Haggerty Rd., Suite 300 Novi, MI 48375	Healthcare, education and childcare	Subordinated notes	13.50%	12/28/2015			27,103	(3)

Magnolia River, LLC 601 9th Street Greeley Colorado 80631	Hotels, motels, inns and gaming	Subordinated notes	14.00%	4/28/2014	—		14,350

National Interest Security Corporation 18757 North Frederick Rd. Gaithersburg, MD 20879	Aerospace and defense	Subordinated notes Senior secured loan Common stock	15.00% 15.00%	6/11/2013 6/11/2013	— — 11.85%		30,233 25,938 16,293

National Specialty Alloys, LLC 18250 Kieth Harrow Blvd. Houston, TX 77084	Mining, steel and nonprecious metals	LLC interests			40.02%		9,000

Nuveen Investments, Inc. 333 W. Wacker Dr. Chicago, IL 60606	Finance	Senior secured loan Common stock	3.50% (L+300/S)	11/14/2014	— 1.08%		4,014 6,000

NXP Semiconductors Netherlands B.V. High Tech Campus 60 5656 AG Eindhoven The Netherlands	Electronics	Common stock			<1%		1,733

Pacific Crane Maintenance Company, L.P. 225 N.E. Mizner Blvd. Suite 700 Boca Raton, FL 33432	Machinery	Subordinated notes Partnership interests	13.00%	2/15/2014	— 1.10%		2,261 —	(3)

Name and Address of Portfolio Company	Industry	Type of Investment	Interest(1)	Maturity	% of Class Held	Fair Value (in thousands)
ProSieben Sat.1 Media AG Medienallee 7 85774 Unterfoöhring Germany	Broadcasting and entertainment	Subordinated notes	8.15% (E+350+3.50%/Q)	3/06/2017	—	4,173	(3)

Questex Media Group. 275 Grove St., Suite 2-130 Newton, MA 02466	Diversified/ conglomerate services	Senior secured loan	6.79% (L+650/Q)	11/04/2014	—	—

Ram Energy Resources, Inc. 5100 E Skelly Drive Meridian Tower, Suite 650 Tulsa, OK 74135	Oil and Gas	Senior secured loan	12.75% (L+850/S)	11/29/2012	—	12,371	(3)

Seven Media Group Pty Limited 38-42 Pirrama Road Pyrmont, New South Wales 2009 Australia	Broadcasting and entertainment	Subordinated notes Subordinated notes Common stock	10.49% 12.00%	12/29/2013 12/29/2013	— — <1%	15,185 5,019 1,398	(3)

Tri-Star Electronics International, Inc. 2201 Rosencrans Ave. El Segundo, CA 90245	Aerospace and defense	Subordinated notes	14.00%	8/02/2013	—	11,250	(3)

Wastequip, Inc. 25800 Science Park Dr., Suite 140 Beachwood, OH 44122	Containers, packaging and glass	Subordinated notes	12.00%	2/05/2015	—	3,149	(3)

Weetabix Group Burton Latimer Kettering Northants NN 15 5JR United Kingdom	Beverage, food and tobacco	Subordinated notes Subordinated notes	10.62% (L+900/S) 8.74% (L(UK)+800/S)	5/07/2017 9/14/2016	— —	18,470 9,484	(3) (3)

Wire Rope Corporation 12200 NW Ambassador Drive Kansas City, MO 64163	Diversified/ conglomerate manufacturing	Subordinated notes	11.00%	2/08/2015	—	35,880

Wyle Laboratories Inc. 1960 East Grand Ave. El Segundo, CA 90245-5023	Aerospace and defense	Senior secured loan Preferred stock	15.00% 8.00%	1/17/2015	— —	19,800 39	(3)

Total						$792,394

(1)	All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or EURIBOR, and which reset daily quarterly (Q), monthly (M), or semi-annually (S). For each debt investment we have provided the current interest rate in effect as of September 30, 2009.

(2)	Percentages shown for warrants or convertible preferred stock represent the percentages of outstanding common stock, assuming we exercise our warrants or convert our preferred stock into common stock.

(3)	All or a portion of interest may be deferred through a payment-in-kind interest option.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of September 30, 2009.

DS Waters

DS Waters produces and distributes bottled water products in the U.S. DS Waters commands a leading market presence in the HOD (home and office delivery) space, particularly in the 3 gallon, 5 gallon and ½ liter bottled water segments. Water is bottled at DS Waters’ manufacturing facilities and then delivered by its fleet of delivery trucks to homes and offices across the country. DS Waters operates in most major markets in the U.S. based on population, and the company maintains a significant market share position in most of the markets in which it operates.

National Interest Security Corporation

National Interest Security Corporation is a government services platform focused on management technology consulting and information technology services. The company maintains domain expertise within high priority Federal sectors, including energy, homeland defense, and information technology. The company has a diverse customer base including the Department of Energy, Department of Homeland Security and key national intelligence agencies.

Adams Outdoor Advertising

Adams Outdoor Advertising provides outdoor advertising services to over 15 markets and surrounding areas in the Midwest, Southeast and mid-Atlantic states. Adams Outdoor Advertising utilizes bulletins, poster panels, and transit displays.

Asurion Corporation

Asurion is the leading provider of value-added subscriber services to the wireless industry through its handset protection and wireless roadside assistance services. Additionally, Asurion provides service contract administration for residential telecommunications equipment and consumer electronics and appliances.

Booz Allen Hamilton

Booz Allen Hamilton is a leading provider of mission-critical strategy, program support, organization and change, systems integration and technical services to the U.S. Government. Booz Allen Hamilton serves all branches of the U.S. military, agencies of the U.S. Department of Defense, the intelligence community, the U.S. Department of Homeland Security, state and local governments and other federal civilian agencies.

MANAGEMENT

Our board of directors oversees our management. The board of directors currently consists of five members, three of whom are not “interested persons” of Solar Capital Ltd. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors has also established an audit committee and a nominating and corporate governance committee and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Director
Michael S. Gross	48	Chief Executive Officer, President and Chairman of the Board of Directors	2007	2012
Bruce Spohler	49	Chief Operating Officer and Director	2009	2011

Independent Directors
Steven Hochberg	48	Director	2007	2011
David S. Wachter	46	Director	2007	2010
Leonard A. Potter	48	Director	2009	2012

The address for each of our directors is 500 Park Avenue, 5th Floor, New York, New York 10022.

Executive Officers Who Are Not Directors

Name	Age	Position
Nicholas Radesca	44	Chief Financial Officer and Secretary
Guy Talarico	54	Chief Compliance Officer

The address for each of our executive officers is 500 Park Avenue, 5th Floor, New York, New York 10022.

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Director

Michael S. Gross has been the managing member, the chairman of the board of directors and the chief executive officer of Solar Capital LLC since its inception in February 2007, and has been the chairman of the board of directors since December 2007, and chief executive officer and president since November 2007, of Solar Capital Ltd. Mr. Gross also currently serves as the managing member of our investment adviser, Solar Capital Partners. From July 2006 through approximately the first quarter of 2009 Mr. Gross was a partner in Magnetar Capital Partners, LP. Between February 2004 and February 2006, Mr. Gross was the president and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded and on whose board of directors and investment committee he served as chairman from February 2004 to July 2006, and was the managing partner of Apollo Investment Management, L.P., the investment adviser to Apollo Investment Corporation. Apollo Investment Corporation invests primarily in middle-market companies in the form of senior secured and mezzanine loans as well as by making direct equity investments in such companies. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004 and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. From 1990 to February 2006, Mr. Gross was a senior partner at Apollo Management, L.P., a leading private equity firm which he founded in 1990 with five other persons. Since its inception, Apollo Management, L.P. has invested more than $13 billion in over 150 companies in the United States and Western Europe. During his tenure at Apollo Management, L.P., Mr. Gross was a member of an investment committee that was responsible for overseeing such investments. In addition, from 2003 to February 2006, Mr. Gross was the managing partner of Apollo Distressed Investment Fund, an investment fund he founded to invest principally in non-control oriented distressed debt and other investment securities of leveraged companies. Prior to his time at Apollo Management, L.P., Mr. Gross was employed by Drexel Burnham Lambert Incorporated. From June 2006 to August 2008, Mr. Gross served as the chief executive officer, chairman of the board of directors and secretary of Marathon Acquisition Corp., a publicly traded special purpose acquisition company. Mr. Gross currently serves on the boards of directors of Saks, Inc., Global Ship Lease Inc. and Jarden Corporation, and in the past has served on the boards of directors, including in certain cases, in the capacity as a lead director, of more than 20 public and private companies. He is a founding member, and serves on the executive committee, of the Youth Renewal Fund, is the chairman of the board of Mt. Sinai Children’s Center Foundation, and serves on the Board of Trustees of The Trinity School. Mr. Gross holds a B.B.A. in accounting from the University of Michigan and an M.M. from the J.L. Kellogg Graduate School of Management at Northwestern University.

Bruce Spohler has been a senior vice president of Solar Capital LLC from its inception in February 2007, and has been a director since September 2009, and the chief operating officer since December 2007, of Solar Capital Ltd. Mr. Spohler also currently serves as a partner of our investment adviser, Solar Capital Partners. Previously, Mr. Spohler was a managing director and a former co-head of U.S. Leveraged Finance for CIBC World Markets. He held numerous senior roles at CIBC World Markets, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of CIBC World Markets’ U.S. corporate finance debt capital decisions. During his tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as CIBC World Markets’ below investment grade loan portfolio in the U.S. As a co-head of U.S. Leveraged Finance, he oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization. He joined CIBC World Markets in 1995 when the firm acquired The Argosy Group, of which Mr. Spohler was a founding member and managing director. Founded in 1990, The Argosy Group was a middle-market financing business, in which Mr. Spohler and other principals of The Argosy Group raised third party capital as well as invested alongside their financial sponsor clients. Prior to The Argosy Group, Mr. Spohler was employed by Drexel Burnham Lambert Incorporated. Mr. Spohler earned a B.S. from Syracuse University and an M.M. from the J.L. Kellogg Graduate School of Management at Northwestern University.

Independent Directors

Steven Hochberg has been a director of Solar Capital LLC and Solar Capital Ltd. since February 2007 and November 2007, respectively. Mr. Hochberg is the founder of Ascent Biomedical Ventures, a New York based venture investor in biomedical technology companies including medical devices and drugs. Since 1992, Mr. Hochberg has also been an active founder of early-stage medical technology companies, including Biomerix Corporation, Eminent Research Systems Inc., Clinsights, Inc., Med-E-Systems/AHT Corporation, and Physicians’ Online. Mr. Hochberg is the chairman of the board of directors of Biomerix Corporation, Crosstrees Medical, Inc. and Ouroboros, Inc., and serves on the board of directors of Synecor, LLC. Previously, Mr. Hochberg was an investment banker with Alex. Brown & Sons and a strategy consultant with Bain & Company in the technology and healthcare areas. Currently, Mr. Hochberg is a member of the Board of

Trustees and Vice Chairman of Continuum Health Partners, one of the largest non-profit hospital systems in New York City. Mr. Hochberg is also a member of the Board of Governors of the New York Academy of Sciences. Mr. Hochberg holds a B.B.A. from the University of Michigan and an M.B.A. from Harvard Business School.

Leonard A. Potter has been a director of Solar Capital Ltd. since September 2009. Mr. Potter is currently the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets. From December 2002 through July 2009, Mr. Potter was a Managing Director — Soros Private Equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From September 1998 until joining SFM in 2002, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Mr. Potter has previously served as a board member of several public companies and currently serves on the boards of several private companies. Mr. Potter has a B.A. from Brandeis University and a J.D. from the Fordham University School of Law.

David S. Wachter has been a director of Solar Capital LLC and Solar Capital Ltd. since February 2007 and November 2007, respectively. Mr. Wachter is a founding partner, managing director and president of W Capital Partners. W Capital Partners is a private equity fund manager that acquires direct private equity portfolios in the secondary market. W Capital Partners manages over $1 billion of capital and is a leading participant in providing private equity firms, financial institutions and corporations with a liquidity alternative for their private equity investments. Prior to founding W Capital Partners, Mr. Wachter was a managing director at Jefferies & Co. from 1999 to 2001, a founding partner and managing director at C.E. Unterberg, Towbin from 1990 to 1999 and an investment banker at Lehman Brothers from 1986 to 1990. Mr. Wachter has a B.S. in Engineering, with a major in Computer Science and Applied Mathematics, from Tufts University and an M.B.A. from New York University Graduate School of Business.

Executive Officers Who Are Not Directors

Nicholas Radesca CPA has been the Chief Financial Officer of Solar Capital LLC and Solar Capital Ltd. since March 2008 and Secretary of Solar Capital Ltd. since October 2009. Mr. Radesca joined Solar Capital from iStar Financial Inc. where he served from 2006 to 2008 as the Chief Accounting Officer. His responsibilities at iStar Financial Inc., a publicly traded, diversified commercial real estate company, encompassed all aspects of accounting, tax and SEC reporting. Prior to iStar Financial Inc., Mr. Radesca was the Vice President of Financial Reporting at Fannie Mae from 2005 to 2006 where he oversaw SEC, regulatory and internal reporting. From 2002 to 2005, he served as Director of External Reporting at Del Monte Foods Company, where he managed both the corporate accounting policy and the SEC reporting functions. Mr. Radesca also previously served as the Vice President of Financial Reporting at Providian Financial from 1999 to 2002, where he was responsible for SEC reporting and accounting for securitizations and derivatives. He began his financial services career at Bank of America working in the mortgage and capital markets accounting groups. Mr. Radesca has more than 15 years of experience in accounting, tax and SEC reporting and is a licensed Certified Public Accountant. Mr. Radesca has a B.S. in Accounting from New York Institute of Technology and an M.B.A. from The California State University, East Bay.

Guy Talarico has been the Chief Compliance Officer of Solar Capital since July 2008. Mr. Talarico founded and has served as chief executive officer of Alaric Compliance Services, LLC, (successor to EOS Compliance Services LLC) since June 2004. Mr. Talarico currently serves as chief compliance officer for a number of funds and investment advisers, including Keeley Funds Inc., The FBR Funds and PennantPark Investment Corporation. Prior to founding EOS Compliance Services LLC, Mr. Talarico served as the Senior Director of the Institutional Custody Division at Investors Bank & Trust Company from 2001 to 2004. Immediately prior to that, Mr. Talarico worked at JPMorgan Chase Bank where he was a Division Executive for Commercial Investment and Retirement Services in its Investment Services Group from 1995 to 2001. Mr. Talarico holds a B.S. ChE from Lehigh University, an M.B.A. from Fairleigh Dickinson University and a J.D. from New York Law School.

Committees of the Board of Directors

An audit committee and a nominating and corporate governance committee have been established by our board of directors. All directors are expected to attend at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include selecting the independent registered public accounting firm for Solar Capital, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Solar Capital’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Solar Capital’s annual financial statements and periodic filings and receiving Solar Capital’s audit reports and financial statements. The audit committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The audit committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The audit committee is currently composed of Messrs. Hochberg, Wachter and Potter, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Solar Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hochberg serves as chairman of the audit committee. Our board of directors has determined that Mr. Hochberg is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Hochberg meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The members of the nominating and corporate governance committee are Messrs. Hochberg, Wachter and Potter, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Solar Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Wachter serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

Compensation of Directors

Our independent directors receive an annual fee of $100,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting attended in person and $1,000 for each telephonic meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $7,500 and each chairman of any other committee receives an annual fee of $2,500 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Solar Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Solar Capital. Mr. Radesca, our chief financial officer and secretary and, through Alaric Compliance Services, LLC, Guy Talarico, our chief compliance officer, are paid by Solar Capital Management, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to Solar Capital. To the extent that Solar Capital Management outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to Solar Capital Management.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Solar Capital shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Solar Capital Partners, and its investment committee, which is led by Messrs. Gross and Spohler. For more information regarding the business experience of Messrs. Gross and Spohler, see “Management — Board of Directors and Executive Officers — Interested Directors.” Solar Capital Partners’ investment committee must approve each new investment that we make. The members of Solar Capital Partners’ investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Gross and Spohler, through their financial interests in Solar Capital Partners, will be entitled to a portion of any investment advisory fees paid by Solar Capital to Solar Capital Partners.

Investment Personnel

Solar Capital Partners’ investment team currently consists of its senior investment professionals, Messrs. Gross, Spohler, Gerson, Henley and Mait, and team of 9 additional experienced investment professionals. We consider Messrs. Gross and Spohler, who lead Solar Capital Partners’ investment committee, to be our portfolio managers.

The table below shows the dollar range of shares of common stock to be beneficially owned by each of our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities in Solar Capital(1)
Michael S. Gross	Over $1 million
Bruce Spohler	Over $1 million

(1)	The dollar range of equity securities beneficially owned in us is based on the assumed initial offering price per share of our common stock of $20.00 (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus).

Compensation

None of Solar Capital Partners’ investment professionals receive any direct compensation from us in connection with the management of our portfolio. Messrs. Gross and Spohler, through their financial interests in Solar Capital Partners, are entitled to a portion of any profits earned by Solar Capital Partners, which includes any fees payable to Solar Capital Partners under the terms of our Investment Advisory and Management Agreement, less expenses incurred by Solar Capital Partners in performing its services under our Investment Advisory and Management Agreement.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

Solar Capital Partners serves as our investment adviser. Solar Capital Partners is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Solar Capital. Under the terms of our Investment Advisory and Management Agreement, Solar Capital Partners:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	provides us with other investment advisory, research and related services as we may from time to time require.

Solar Capital Partners’ services under the Investment Advisory and Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory and Management Agreement, we have agreed to pay Solar Capital Partners a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Advisory and Management Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee has two parts, as follows: one is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Solar Capital Management, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. We pay Solar Capital Partners an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

•

20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Solar Capital Partners (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Solar Capital Partners).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to Solar Capital Partners

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing on December 31, 2007, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2007 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Solar Capital.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.00%

Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up” (4)

= 100% × (2.00% – 1.75%)

= 0.25%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.30%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up” (4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% – 1.75%

= 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.3% – 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 7% annualized hurdle rate.
(2)	Represents 2% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

(1)	As illustrated in Year 3 of Alternative 1 above, if Solar Capital were to be wound up on a date other than December 31 of any year, Solar Capital may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Solar Capital had been wound up on December 31 of such year.

•	Year 4: None

•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

All investment professionals of the investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Solar Capital Partners. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either Solar Capital Management or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination

The Investment Advisory and Management Agreement was initially approved by the board of directors of Solar Capital LLC on March 6, 2007 and subsequently approved in its current form by our board of directors and sole initial stockholder on September 29, 2009. Unless earlier terminated as described below, the Investment Advisory and Management Agreement will remain in effect for a period of two years from the date it was approved by our board of directors and will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of Solar Capital, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory and Management Agreement will automatically terminate in the event of its assignment. The Investment Advisory and Management Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser can resign on 60 days’ notice.”

Indemnification

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Partners and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Solar Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Partners’ services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of Solar Capital.

Organization of the Investment Adviser

Solar Capital Partners is a Delaware limited liability company. The principal executive offices of Solar Capital Partners are located at 500 Park Avenue, 5th Floor, New York, New York 10022.

Board Approval of the Investment Advisory and Management Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory and Management Agreement will be included in our first annual report on Form 10-K filed subsequent to completion of this offering, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

Solar Capital Management, a Delaware limited liability company, serves as our administrator. The principal executive offices of Solar Capital Management are located at 500 Park Avenue, 5th Floor, New York, New York 10022. Pursuant to an Administration Agreement, Solar Capital Management furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, Solar Capital Management also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Solar Capital Management assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholder, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Solar Capital Management’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and any administrative support staff. Under the Administration Agreement, Solar Capital Management will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Solar Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Management’s services under the Administration Agreement or otherwise as administrator for Solar Capital.

LICENSE AGREEMENT

We have entered into a license agreement with Solar Capital Partners pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “Solar Capital.” Under this agreement, we have a right to use the Solar Capital name for so long as the Investment Advisory and Management Agreement with Solar Capital Partners is in effect. Other than with respect to this limited license, we will have no legal right to the “Solar Capital” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory and Management Agreement with Solar Capital Partners. Mr. Gross, our chairman, chief executive officer and president, is the managing member and a senior investment professional of, and has financial and controlling interests in, Solar Capital Partners. In addition, Mr. Spohler, our chief operating officer and board member and Mr. Radesca, our chief financial officer and secretary, serve as a partner and chief financial officer, respectively, for Solar Capital Partners. Mr. Spohler also has financial interests in Solar Capital Partners.

As a result of transactions in connection with our initial private placement, the Magnetar entities own as of September 30, 2009, either directly or indirectly, approximately 42.84% of our outstanding equity, and are expected to own, either directly or indirectly, between 24.39% and 35.05% of our outstanding shares of common stock upon the completion of this offering. Magnetar also provides certain services to Solar Capital Partners and Solar Capital Management, and is reimbursed by Solar Capital Partners and Solar Capital Management for the expenses it incurs in connection with providing such services.

Solar Capital Partners and it affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Solar Capital Partners and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures.

We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “Solar Capital.” In addition, pursuant to the terms of the Administration Agreement, Solar Capital Management provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Solar Capital Partners is the sole member of and controls Solar Capital Management.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of the Pre-IPO Distribution, the Solar Capital Merger, the Concurrent Private Placement, and this offering, Solar Capital Ltd. will have 100 shares of common stock outstanding and one stockholder of record, and Solar Capital LLC will have 81,702,847 units outstanding and 143 LLC Holders of record. At that time, neither Solar Capital Ltd. nor Solar Capital LLC will have any other shares of stock or units of common equity, respectively, outstanding. The following table sets forth certain ownership information with respect to Solar Capital Ltd.’s common stock and Solar Capital LLC’s units for those persons who, directly or indirectly, own, control or hold with the power to vote, 5% or more of Solar Capital Ltd.’s common stock or Solar Capital LLC’s units, as applicable, and all officers and directors as a group.

		Solar Capital LLC		Solar Capital Ltd.
		Immediately Prior to This Offering(1)		Immediately After This Offering(2)(3)
Name	Type of Ownership	Units Owned	Percentage	Shares Owned	Percentage
Magnetar Financial LLC(4)(5)	Indirect	35,000,000	42.84%	11,302,047	35.05%
Silvercreek Capital Management LLC(6)	Indirect	6,666,667	8.16%	2,152,771	6.68%
Baupost Group, LLC(7)	Indirect	5,000,000	6.12%	1,614,578	5.01%
All officers and directors as a group (7 persons)(8)(9)(10)	Direct and Indirect	3,333,334	4.08%	1,940,649	6.02%

(1)	Reflects units outstanding prior to completion of the Pre-IPO Distribution, the Solar Capital Merger, the Concurrent Private Placement and this offering.
(2)	Assumes the issuance of (i) 5,000,000 shares of common stock offered hereby, (ii) 600,000 shares in the Concurrent Private Placement, and (iii) approximately 26.65 million shares of common stock to the LLC Holders in connection with the Solar Capital Merger.
(3)	The above figures assume that each of the LLC Holders, other than officers and directors as a group, elects to receive and is allocated the maximum pro rata share of the Distribution Notes. The number of shares owned by each LLC Holder will necessarily vary depending upon the amount of Distribution Notes, if any, each LLC Holder requests. An LLC Holder who does not elect to receive the Distribution Notes will have a proportionately greater equity interest in Solar Capital Ltd. after completion of the Solar Capital Merger than if that LLC Holder had elected to receive the Distribution Notes. Set forth below are the minimum and maximum number of shares that may be held by each of the beneficial owners listed above, as well as our officers and directors together as a group, immediately after completion of this offering:

	Minimum		Maximum
Name	Shares Owned	Percentage	Shares Owned	Percentage
Magnetar Financial LLC	7,863,750	24.39%	11,302,047	35.05%
Silvercreek Capital Management LLC	1,687,208	5.23%	2,681,298	8.31%
Baupost Group, LLC	1,234,340	3.83%	2,010,974	6.24%
All officers and directors as a group (7 persons)	1,940,649	6.02%	1,940,649	6.02%

(4)	Such securities are held by certain funds and other entities controlled and/or managed by Magnetar Financial LLC or its affiliates. The address for Magnetar Financial LLC is 1603 Orrington Avenue, Evanston, IL 60201.
(5)	Magnetar Financial LLC has elected to receive the maximum pro rata share of the Distribution Notes.
(6)

Such securities are held by certain investment vehicles controlled by Silvercreek Capital Management LLC. The address for Silvercreek Capital Management LLC is 1301 Fifth Avenue, 40th Floor Seattle, WA 98101.

(7)	Such securities are held by certain investment vehicles controlled by Baupost Group, LLC. The address for Baupost Group, LLC is 10 St. James Avenue Suite 2000 Boston, MA 02116.
(8)	The address for all officers and directors is 500 Park Avenue, 5th Floor, New York, NY 10022.

(9)	Does not include any shares that may be acquired by officers or directors in connection with the directed share program.
(10)	Officers and directors as a group have elected not to receive the Distribution Notes.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in Solar Capital (1)(2)
Interested Director
Michael S. Gross	Over $100,000
Bruce Spohler	Over $100,000

Independent Directors
Steven Hochberg	None
David S. Wachter	None
Leonard A. Potter	None

(1)	The dollar range of equity securities beneficially owned in us is based on the assumed initial offering price per share of our common stock of $20.00 (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus).
(2)	Does not include any shares that may be acquired by officers or directors in connection with the directed share program.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we will be required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we will generally be limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a business development company, we will be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

i. does not have any class of securities that is traded on a national securities exchange;

ii. has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less then $250 million;

iii. is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iv. is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and Solar Capital Partners have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Guy Talarico currently serves as our chief compliance officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Solar Capital Partners. The Proxy Voting Policies and Procedures of Solar Capital Partners are set forth below. The guidelines will be reviewed periodically by Solar Capital Partners and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Solar Capital Partners.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing member any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and

(2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Solar Capital Partners, LLC at 500 Park Avenue, 5th Floor, New York, New York 10022.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our total assets.

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or board of directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; (iv) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with future offering of shares of our common stock, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane, New York, New York 10038 or by phone at (800) 937-5449).

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is an individual, corporation, trust or estate and is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

As a business development company, we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2010 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, and on which we paid no federal income tax, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	at all times during each taxable year, have in effect an election to be treated as a business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or currencies, or other income derived with respect to our business of investing in such stock, securities or currencies and (b) net income derived from an interest in a “qualified publicly traded partnership;” and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships.”

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a Regulated Investment Company,” the remainder of this discussion assumes we will qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gain, provided that holding period and other requirements are met by both the stockholders and us. Dividends distributed by us will generally not be attributable to qualified dividend income. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute realized net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), if any, at least annually, we may in the future decide to retain some or all of our net capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate U.S. stockholders on long-term capital gains, the amount of tax that non-corporate U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of your investment, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of our common stock (or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock) generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock. For this purpose, certain special rules, including rules relating to periods when your risk of loss with respect to your common stock has been diminished, generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2010 on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Dividends distributed by us to corporate stockholders generally will not be eligible for the dividends-received deduction. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup withholding may apply to distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income to stockholders that are non-U.S. stockholders will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In that case, the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders and we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. In addition, under current law U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning before January 1, 2010. No assurance can be given as to whether this exemption will be extended for tax years beginning on or after January 1, 2010 or whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.

Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders as dividends and, if made in a taxable year beginning on or before December 31, 2010 and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” in the hands of non-corporate stockholders (and thus, eligible for the 15% maximum rate) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and charter and bylaws for a more detailed description of the provisions summarized below.

Stock

The authorized stock of Solar Capital Ltd. consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. We have been approved to list our common stock on the NASDAQ Global Select Market under the ticker symbol “SLRC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of January 26, 2010:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common stock	200,000,000	—	100

Under our charter our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Debt

Distribution Notes

The Distribution Notes consist of $125 million in senior unsecured notes, which will bear interest at a rate of 8.75% per annum, payable quarterly in cash, and will mature in February 2014. The Distribution Notes are redeemable at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. Further, Solar Capital Ltd. must use the net cash proceeds from the issuance of any other senior unsecured notes either to redeem or make an offer to purchase the outstanding Distribution Notes at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. The Distribution Notes subject Solar Capital Ltd. to customary covenants, including, among other things, (i) a requirement to maintain an “asset coverage ratio” of 2.00 to 1.00; (ii) a requirement that in the event of a “change of control” (as defined in the agreement governing the Distribution Notes) Solar Capital Ltd. will be required to offer to repurchase the Distribution Notes at a price of 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase; and (iii) a restriction on incurring any debt on a junior lien basis, or any debt that is contractually subordinated in right of payment to any other debt unless it is also subordinated to the Distribution Notes on substantially identical terms. The agreement under which the Distribution Notes will be issued will contain customary events of default.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2010, 2011 and 2012, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2010, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only

(1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon the completion of the Pre-IPO Distribution, and the issuance of shares of our common stock to the LLC Holders in connection with the Solar Capital Merger, we will have approximately 26.65 shares of common stock outstanding. All of these shares of our common stock, as well as the 600,000 shares issued in the Concurrent Private Placement, will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In addition, each of the LLC Holders, other than Magnetar Capital Fund, LP and Solar Offshore Limited, has agreed that for a period of 120 days from the date of this offering, they will not, without the prior written consent of Citi and J.P. Morgan, dispose of or hedge any shares of our common stock or securities convertible or exchangeable for shares of our common stock. Each of our officers and directors, including Messrs. Gross and Spohler, has agreed to similar lock-up restrictions for a period of 180 days from the date of this offering. In connection with the issuance of the Distribution Notes, certain of the LLC Holders, including Magnetar Capital Fund, LP and Solar Offshore Limited, that elect to receive such Distribution Notes will be required to agree to similar lock-up restrictions for a period of 180 days from the date of this offering with respect to 50% of shares of common stock they hold immediately prior to completion of this offering and for a period of 365 days from the date of this offering with respect to the remaining 50% of shares of common stock they hold immediately prior to this offering. Messrs. Gross and Spohler, through Solar Capital Investors, LLC (an entity controlled by Mr. Gross), have also agreed to extend their lock-up period until 365 days from the date of this offering with respect to 50% of the shares of common stock they hold immediately prior to completion of this offering.

We have also filed a registration statement to register the resale of the shares of common stock held by the LLC Holders. We have committed to use our commercially reasonable efforts to obtain effectiveness of such registration statement within 120 days from the date of this offering. Assuming effectiveness of such registration statement, the LLC Holders will generally be able to resell their shares of common stock without restriction upon expiration of their 120 day lock-up period, unless they have elected to receive Distribution Notes in the Solar Capital Merger. We expect to grant substantially similar registration rights with respect to the 600,000 shares to be issued in the Concurrent Private Placement.

In general, under Rule 144, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and we have made certain information about us available publicly, the holder of such restricted securities can sell such securities. However, in the case of a holder that has been our affiliate at any time during the three months preceding the proposed sale, the number of securities sold by such affiliate holder within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by holders that have been our affiliates at any time during the three months preceding the proposed sale also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements, manner of sale provisions and notice requirements.

No assurance can be given as to (1) the likelihood that an active market for our shares will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices for our shares.

UNDERWRITING

Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and SunTrust Robinson Humphrey, Inc. are acting as joint bookrunning managers of the offering and as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
SunTrust Robinson Humphrey, Inc.
BMO Capital Markets Corp.
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
RBC Capital Markets Corporation

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $             per share. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms. The representatives have advised us that the underwriters do not intend to confirm sales to discretionary accounts.

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to 750,000 additional shares of common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

Each of the LLC Holders, other than Magnetar Capital Fund, LP and Solar Offshore Limited, has agreed that for a period of 120 days from the date of this offering, they will not, without the prior written consent of Citi and J.P. Morgan, dispose of or hedge any shares of our common stock or securities convertible or exchangeable for shares of our common stock. Each of our officers and directors, including Messrs. Gross and Spohler, has agreed to similar lock-up restrictions for a period of 180 days from the date of this offering. In connection with the issuance of the Distribution Notes, certain of the LLC Holders, including Magnetar Capital Fund, LP and Solar Offshore Limited, that elect to receive such Distribution Notes will be required to agree to similar lock-up restrictions for a period of 180 days from the date of this offering with respect to 50% of shares of common stock they hold immediately prior to completion of this offering and for a period of 365 days from the date of this offering with respect to the remaining 50% of shares of common stock they hold immediately prior to this offering. Messrs. Gross and Spohler, through Solar Capital Investors, LLC (an entity controlled by Mr. Gross), have also agreed to extend their lock-up period until 365 days from the date of this offering with respect to 50% of the shares of common stock they hold immediately prior to completion of this offering. Citi and J.P. Morgan in their sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

At our request, the underwriters have reserved up to 5% of the shares for sale at the initial public offering price to persons who are directors, officers or employees, or who are otherwise associated with us through a directed share program. The number of shares available for sale to the general public will be reduced by the number of directed shares purchased by participants in the program. Except for certain participants who have entered into lock-up agreements as contemplated in the immediately preceding paragraph, each person buying shares through the directed share program has agreed that, for a period of 180 days from the date of this prospectus, he or she will not, without the prior written consent of Citi and J.P. Morgan, dispose of or hedge any shares or any securities convertible into or exchangeable for our common stock with respect to shares purchased in the program. For certain participants purchasing shares through the directed share program, the lock-up agreements contemplated in the immediately preceding paragraph shall govern with respect to their purchases. Citi and J.P. Morgan in their sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Any directed shares not purchased will be offered by the underwriters to the general public on the same basis as all other shares offered. We have agreed to indemnify the underwriters against certain liabilities and expenses, including liabilities under the Securities Act, in connection with the sales of the directed shares.

Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price for the shares was determined by negotiations between us and the representatives. Among the factors considered in determining the initial public offering price were our record of operations, our current financial condition, our future prospects, our markets, the economic conditions in and future prospects for the industry in which we compete, our management, and currently prevailing general conditions in the equity securities markets, including current market valuations of publicly traded companies comparable to our company. We cannot assure you, however, that the prices at which the shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our common stock will develop and continue after this offering.

We have been approved to have our common stock listed on the NASDAQ Global Select Market under the symbol “SLRC”.

The following table shows the underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

Paid by Solar Capital
	No Exercise	Full Exercise
Per share	$	$
Total	$	$

In connection with the offering, one or more of the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters may also impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Citi or J.P. Morgan repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Global Select Market or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that our portion of the total expenses of this offering will be $1,943,722.

The underwriters have performed investment banking and advisory services for us and our affiliates from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for us and our affiliates in the ordinary course of their business.

Citi and J.P. Morgan acted as initial purchasers/placement agents in connection with the March 2007 initial private placement of units in Solar Capital LLC. In connection with that transaction, we agreed to reimburse the initial purchasers/placement agents for reasonable out-of-pocket expenses incurred by the initial purchasers/placement agents and to pay the fees and expenses of counsel to the initial purchasers/placement agents.

An affiliate of Citi purchased 1,100,000 units for its own account at the offering price for approximately $16.5 million in our initial private placement. In addition, an affiliate of J.P. Morgan purchased 1,100,000 units for its own account at the offering price for approximately $16.5 million in our initial private placement. As a result of the Solar Capital Merger an affiliate of Citi and an affiliate of J.P. Morgan will each hold $1,682,928 of the Distribution Notes assuming all LLC Holders elect the maximum allocation of Distribution Notes. Citi and J.P. Morgan will also receive an advisory fee in connection with the issuance of the Distribution Notes.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The principal business address of Citi is 388 Greenwich Street, New York, NY 10013. The principal business address of J.P. Morgan is 383 Madison Avenue, New York, NY 10179.

CONFLICTS OF INTEREST

On January 11, 2008, we entered into the Credit Facility with Citibank, JPMorgan Chase Bank, N.A. and Sun Trust Bank and Citibank, as administrative agent for the Lenders. Citi acted as the sole lead bookrunner and the sole lead arranger for the Credit Facility. On September 23, 2009, we amended the Credit Facility, and in January 2010 we received commitments to amend and restate the Credit Facility.

We intend to use at least 5% of the net proceeds of this offering to repay indebtedness owed by us to certain affiliates of the underwriters who are lenders under our credit facility. See “Use of Proceeds.” Accordingly, this offering is being made in compliance with the requirements of NASD Conduct Rule 2720 of the Financial Industry Regulatory Authority. This rule provides that if at least 5% of the net proceeds from the securities, not including underwriting compensation, are used to reduce or retire the balance of a loan or credit facility extended by the underwriters or their affiliates, a “qualified independent underwriter” meeting certain standards must participate in the preparation of the registration statement and the prospectus and exercise the usual standards of due diligence with respect thereto. Morgan Stanley is assuming the responsibilities of acting as the qualified independent underwriter in connection with this offering. Citi, J.P. Morgan and Sun Trust Robinson Humphrey, Inc. will not confirm sales of the Securities to any account over which they exercise discretional authority without the prior written approval of the customer.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by The Bank of New York Mellon Corporation. The address of the custodian is One Wall Street, New York, New York 10286. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York 10038, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Solar Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Solar Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Solar Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC, and Venable LLP, Baltimore Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, our independent registered public accounting firm located at 345 Park Avenue, New York, New York 10154, has audited our financial statements as of December 31, 2008 and 2007 and for the year ended December 31, 2008 and the period March 13, 2007 (inception) through December 31, 2007, as set forth in their reports. We have included our financial statements in this prospectus and elsewhere in the registration statement in reliance on such reports, given on their authority as experts in accounting and auditing.

With respect to the unaudited interim financial information for the periods ended September 30, 2009 and 2008, included herein, KPMG LLP has reported that it applied limited procedures in accordance with professional standards for a review of such information. However, its separate report included herein, states that it did not audit and it does not express an opinion on that interim financial information. Accordingly, the degree of reliance on its report on such information should be restricted in light of the limited nature of the review procedures applied. KPMG LLP is not subject to the liability provisions of Section 11 of the Securities Act for its report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by KPMG LLP within the meaning of Sections 7 and 11 of the Securities Act.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, NY 10022, by telephone at (212) 993-1670, or on our website at http://www.solarcapltd.com.

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statements of Assets and Liabilities as of December 31, 2008 and December 31, 2007	F-3
Consolidated Statements of Operations for the year ended December 31, 2008 and the period from March 13, 2007 (date of inception) through December 31, 2007	F-4
Consolidated Statements of Changes in Net Assets for the year ended December 31, 2008 and the period from March 13, 2007 (date of inception) through December 31, 2007	F-5
Consolidated Statements of Cash Flows for the year ended December 31, 2008 and the period from March 13, 2007 (date of inception) through December 31, 2007	F-6
Consolidated Schedules of Investments as of December 31, 2008 and December 31, 2007	F-7
Notes to Consolidated Financial Statements	F-14
Report of Independent Registered Public Accounting Firm	F-27
Consolidated Statements of Assets and Liabilities as of September 30, 2009 (unaudited) and December 31, 2008	F-28
Consolidated Statements of Operations for the three and nine months ended September 30, 2009 (unaudited) and September 30, 2008 (unaudited)	F-29
Consolidated Statements of Changes in Net Assets for the nine months ended September 30, 2009 (unaudited) and September 30, 2008 (unaudited)	F-30
Consolidated Statements of Cash Flows for the nine months ended September 30, 2009 (unaudited) and September 30, 2008 (unaudited)	F-31
Consolidated Schedules of Investments as of September 30, 2009 (unaudited) and December 31, 2008	F-32
Notes to Consolidated Financial Statements (unaudited)	F-38
Schedules of Investments in and Advances to Affiliates (unaudited)	F-52

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Solar Capital LLC:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Solar Capital LLC as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in net assets and cash flows for the year ended December 31, 2008 and for the period March 13, 2007 (inception date) through December 31, 2007. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Solar Capital LLC as of December 31, 2008 and 2007, and the results of its operations, the changes in its net assets and cash flows for the year ended December 31, 2008 and for the period March 13, 2007 through December 31, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York

February 13, 2009

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share amounts)

	December 31, 2008	December 31, 2007
Assets
Investments at value:
Companies more than 25% owned (cost: $10,030 and $10,000, respectively)	$12,930	$13,200
Companies 5% to 25% owned (cost: $84,931 and $66,372, respectively)	89,429	68,752
Companies less than 5% owned (cost: $1,161,773 and $1,094,543, respectively)	665,856	1,096,784

Total investments (cost: $1,256,734 and $1,170,915, respectively)	768,215	1,178,736
Cash and cash equivalents	65,841	169,692
Receivable for investments sold	—	31,985
Withholding tax receivable	16,505	—
Interest and dividends receivable	10,741	12,320
Deferred credit facility costs	1,463	—
Fee revenue receivable	4,995	2,867
Derivative assets	4,218	838
Deferred offering costs	706	—
Foreign tax receivable	101	105
Prepaid expenses and other receivables	241	2

Total Assets	873,026	1,396,545

Liabilities
Payable for investments purchased	—	125,000
Due to Solar Capital Partners LLC:
Performance-based incentive fee payable	5,505	—
Investment advisory and management fee payable	5,294	6,247
Deferred fee revenue	3,992	2,686
Income taxes payable	1,735	508
Derivative liabilities	1,366	2,073
Due to Solar Capital Management LLC	1,085	567
Other accrued expenses	1,376	963

Total liabilities	$20,353	$138,044

Net Assets	$852,673	$1,258,501

Number of shares outstanding	81,702,847	81,702,847
Net Asset Value Per Share	$10.44	$15.40

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Year ended December 31, 2008	March 13, 2007 (inception) through December 31, 2007
INVESTMENT INCOME:
Interest and dividends:
Companies more than 25% owned	$2,652	$295
Companies 5% to 25% owned	7,175	1,471
Other interest and dividend income	124,132	76,689

Total interest and dividends	133,959	78,455

Total investment income	133,959	78,455

EXPENSES:
Investment advisory and management fees	24,297	19,719
Performance-based incentive fee	9,008	—
Administrative service fee	3,430	1,474
Interest and other credit facility expenses	3,343	—
Other general and administrative expenses	4,300	3,579

Total operating expenses	44,378	24,772

Net investment income before income tax expense	89,581	53,683

Income tax expense on net investment income	2,182	689

Net investment income	87,399	52,994

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD CONTRACTS AND FOREIGN CURRENCIES:
Net realized gain (loss):
Investments:
Companies more than 25% owned	—	—
Companies 5% to 25% owned	—	15
Companies less than 5% owned	(16,878)	(3,572)

Total net realized gain (loss) on investments	(16,878)	(3,557)
Forward contracts	13,086	(7,125)
Foreign currency exchange	2,915	12

Net realized gain (loss) before income taxes	(877)	(10,670)

Income tax expense (benefit) on realized gain (loss)	60	(181)

Net realized gain (loss) after income taxes	(937)	(10,489)

Net change in unrealized gain (loss):
Investments:
Companies more than 25% owned	(300)	3,201
Companies 5% to 25% owned	2,117	2,380
Companies less than 5% owned	(498,157)	2,240

Total net unrealized gains (loss) on investments	(496,340)	7,821
Forward contracts	4,087	(1,235)
Foreign currency exchange	(37)	9

Net change in unrealized gain (loss)	(492,290)	6,595

Net realized and unrealized gain (loss) from investments, forward contracts and foreign currencies	(493,227)	(3,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(405,828)	$49,100

Earnings (loss) per share (see note 9)	$(4.96)	$0.60

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Year ended December 31, 2008	March 13, 2007 (inception) through December 31, 2007
Increase (Decrease) in net assets resulting from operations:
Net investment income	$87,399	$52,994
Net realized gain (loss) after income taxes	(937)	(10,489)
Net change in unrealized gain (loss)	(492,290)	6,595

Net increase (decrease) in net assets resulting from operations	(405,828)	49,100

Capital share transactions:
Net proceeds from shares sold	—	1,209,401

Net increase in net assets resulting from capital share transactions	—	1,209,401

Net increase (decrease) in net assets	(405,828)	1,258,501
Net assets at beginning of period	1,258,501	—

Net assets at end of period	$852,673	$1,258,501

See notes to consolidated financial statements

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year ended December 31, 2008	March 13, 2007 (inception) through December 31, 2007
Cash Flows from Operating Activities:
Net increase (decrease) in net assets from operations	$(405,828)	$49,100
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used by operating activities:
Net realized (gain) loss from investments	16,878	3,557
Net realized (gain) loss from foreign currency exchange	(2,915)	—
Net change in unrealized (gain) loss on investments	496,340	(7,821)
Net change in (appreciation) depreciation of forward contracts	(4,087)	1,235
(Increase) decrease in operating assets:
Purchase of investment securities	(231,137)	(960,767)
Proceeds from disposition of investment securities	128,440	150,750
Receivable for investments sold	31,985	(31,985)
Interest and dividends receivable	1,579	(12,320)
Deferred credit facility costs	(1,463)	—
Fee revenue receivable	(2,128)	(2,867)
Deferred offering costs	(706)	—
Withholding tax receivable	(16,505)	—
Foreign tax receivable	4	(105)
Prepaid expenses and other receivables	(239)	(2)
Increase (decrease) in operating liabilities:
Payable for investments purchased	(125,000)	125,000
Investment advisory and management fee payable	(953)	6,247
Performance-based incentive fee payable	5,505	—
Income taxes payable	1,227	508
Due to Solar Capital Management LLC	518	567
Deferred fee revenue	1,306	2,686
Other accrued expenses	413	963

Net Cash Used by Operating Activities	(106,766)	(675,254)

Cash Flows from Financing Activities:
Proceeds from borrowings on credit facility	61,320	—
Repayments of borrowings on credit facility (1)	(58,405)	—
Net proceeds from shares sold	—	844,946

Net Cash Provided by Financing Activities	2,915	844,946

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(103,851)	169,692
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	169,692	—

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$65,841	$169,692

Non-cash financing activity:
Investments exchanged for capital shares	$—	$364,455

Supplemental disclosure of cash flow information:
Cash paid for interest	$530	$—
Cash paid for income taxes	$1,015	$—

(1)	The repayments of borrowings on the credit facility was the total amount outstanding after currency revaluations.

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2008

(in thousands, except shares)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Bank Debt/Senior Secured Loans-19.1%
Advanstar Communications Inc.	Diversified Services	8.76	12/1/2015	$15,000	$15,000	$4,500
Asurion Corporation	Insurance	8.01	7/3/2015	55,000	54,928	33,756
Classic Cruises Holdings(5)	Leisure, Motion Pictures, Entertainment	9.88	1/31/2015	26,000	25,775	17,420
Emdeon Business Services LLC	Healthcare, Education, and Childcare	8.76	5/19/2014	15,000	15,138	9,900
Greatwide Logistics Services, Inc.(13)	Logistics Distribution	10.75	6/19/2014	26,000	25,870	—
National Interest Security Corporation(11)	Aerospace & Defense	15.00	6/7/2013	25,182	24,588	24,679
Nuveen Investments, Inc.	Finance	4.44	11/14/2014	14,888	14,848	5,881
Questex Media Group	Diversified Services	8.71	11/4/2014	10,000	10,000	6,000
Ram Energy Resources, Inc.	Oil & Gas	9.38	11/15/2011	14,173	14,173	10,630
Texas Competitive Electric Holdings Company LLC	Utilities	5.37	10/10/2014	13,805	13,928	9,606
Univar Inc.	Chemicals, Plastics, & Rubber	6.76	10/15/2014	21,780	21,462	13,285
Wyle Laboratories	Aerospace & Defense	11.26	1/17/2015	15,000	14,763	11,250

Total Bank Debt/Senior Secured Loans				$251,828	$250,473	$146,907

Subordinated Debt/Corporate Notes-69.3%
Adams Outdoor Advertising	Broadcasting & Entertainment	13.50	8/14/2011	$40,000	$39,145	$34,800
Advanstar Communications Inc.	Diversified Services	10.76	12/1/2015	21,492	21,492	2,149
Affinity Group, Inc.	Printing, Publishing, Broadcasting	10.88	10/15/2012	18,979	19,117	8,540
AMC Entertainment Holdings, Inc.	Leisure, Motion Pictures, Entertainment	7.00	6/13/2012	22,941	22,589	11,370
Booz Allen	Aerospace & Defense	13.00	7/31/2016	43,000	42,592	36,550
Casema B.V.(3)	Telecommunications	12.31	11/17/2016	7,264	7,187	5,988
Casema B.V.(3)	Telecommunications	12.64	11/17/2016	7,837	7,760	6,415
Direct Buy Inc.	Home and Office Furnishing, Consumer Products	14.50	5/30/2013	35,424	34,880	26,568
DS Waters	Beverage, Food, and Tobacco	13.00	4/15/2012	87,082	85,928	77,503
Fleetpride Corporation	Cargo Transport	11.50	10/1/2014	43,000	43,170	37,625
FreedomRoads	Automotive	12.00	5/30/2013	27,500	27,079	23,650
Global Garden Products(3)(6)	Farming & Agriculture	15.28	10/31/2016	32,913	34,187	18,760
Grakon, LLC	Cargo Transport	12.00	6/19/2013	20,100	19,803	12,362
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	11.04	12/8/2016	4,871	4,702	2,953
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	11.27	12/8/2016	10,486	14,223	6,357
Jonathan Engineering Solutions Corp.	Diversified/Conglomerate Manufacturing	16.50	6/29/2014	3,888	3,713	2,722
Jonathan Engineering Solutions Corp.	Diversified/Conglomerate Manufacturing	13.00	6/29/2014	10,480	10,448	7,336
Learning Care Group No.2, Inc	Healthcare, Education, and Childcare	13.50	12/31/2015	30,395	29,962	24,316
Magnolia River, LLC	Hotels, Motels, Inns & Gaming	14.00	4/28/2014	20,500	19,487	17,425
National Interest Security Corporation(11)	Aerospace & Defense	15.00	1/20/2013	30,539	30,072	27,180
Pacific Crane Maintenance Company, L.P.	Machinery	13.00	2/15/2014	9,000	8,862	6,300
ProSieben Sat.1 Media AG(3)(8)	Broadcasting & Entertainment	12.37	3/6/2017	20,420	20,517	819
Questex Media Group	Diversified Services	14.50	11/4/2014	36,798	36,296	23,919
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	10.49	12/12/2013	14,118	15,599	10,518
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	12.00	12/12/2013	4,779	5,283	3,685
Tri-Star Electronics International, Inc.	Aerospace & Defense	13.25	8/2/2013	22,500	22,500	18,450
Valley National Gases LLC	Industrial Gas Distribution	13.50	2/28/2015	27,000	26,612	22,950

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2008

(in thousands, except shares)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Wastequip, Inc.	Containers	12.00	2/5/2015	15,431	15,431	3,858
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	14.38	9/14/2016	10,835	14,898	6,230
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	13.52	5/7/2017	23,234	31,771	13,011
Wire Rope Corporation (nka WireCo World Group)	Diversified/Conglomerate Manufacturing	11.00	2/8/2015	35,000	35,811	31,640

Total Subordinated Debt/Corporate Notes				$737,806	$751,116	$531,949

Preferred Equity- .8%
The Reader’s Digest Association, Inc.(13)	Printing, Publishing, Broadcasting	13.50	3/2/2019	$61,450	$61,101	$6,145

Total Preferred Equity				$61,450	$61,101	$6,145

Common Equity / Partnership Interests / Warrants- 9.9%
Advanstar Communications Inc.	Media			3,400,000	3,400	68
Ark Real Estate Partners LP(9)(11)	Real Estate			28,006,121	28,006	24,619
Alternative Asset Management Acquisition Corp.	Finance			712,000	712	50
Alternative Asset Management Acquisition Corp.	Finance			286,400	2,681	2,646
Alternative Asset Management Acquisition Corp.	Finance			1,293,750	3	3
505 Capital Partners GP (CIT JV)(10)	Finance			30,000	30	30
505 Capital Partners LP (CIT JV)(10)(14)	Finance			—	—	—
Direct Buy Inc.	Home and Office Furnishing, Consumer Products			5,000,000	5,000	2,500
Grakon, LLC	Cargo Transport			1,714,286	1,714	343
Dufry	Retail Stores			39,056	2,842	1,013
National Interest Security Corporation(11)	Aerospace & Defense			2,265,023	2,265	12,951
National Specialty Alloys, LLC(10)	Industrial			1,000,000	10,000	12,900
Nuveen Investments, Inc.	Finance			3,000,000	30,000	4,500
NXP Semiconductors Netherlands B.V.(3)	Technology			944,628	31,057	4,936
Pacific Crane Maintenance Company, L.P.	Machinery			10,000	1,000	359
The Reader’s Digest Association, Inc	Printing, Publishing, Broadcasting			16,606,060	16,606	—
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment			4,285,714	3,301	1,494
Sandridge Energy, Inc.(12)	Oil & Gas			740,556	13,891	4,554
Station Casino, Inc.	Hotels, Motels, Inns & Gaming			40,000,000	40,486	2,000
Wyle Laboratories	Aerospace & Defense			123,140	1,050	1,050

Total Common Equity/Partnerships Interests / Warrants					$194,044	$76,016

Put/Call Options Purchased or Written- 0.9%
Sandridge Energy, Inc.(12)	Oil & Gas			(285,000)	$—	$(3)

Sandridge Energy, Inc.(12)	Oil & Gas			285,000	—	7,201

Total Put/Call Options Purchased or Written					$—	$7,198

Total Investments					$1,256,734	$768,215

(1)	We generally acquire our investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Our investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(2)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or EURIBOR, and which reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2008.

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2008

(in thousands, except shares)

(3)	The following entities are domiciled outside the United States: Casema B.V. and NXP Semiconductors Netherlands B.V. in The Netherlands; Iglo Birds Eye Group Limited, Global Garden Products and Weetabix Group in the United Kingdom; ProSieben Sat.1 Media AG in Germany; and Seven Media Group Pty Limited in Australia. All other investments are domiciled in the United States.
(4)	Solar Capital LLC’s investments in Iglo Birds Eye Group Limited are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(5)	Solar Capital LLC’s investments in Classic Cruises Holdings are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(6)	Solar Capital LLC’s investments in Global Garden Products are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(7)	Solar Capital LLC’s investments in Weetabix Group are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(8)	Solar Capital LLC’s investments in ProSieben Sat. 1 Media AG are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(9)	Solar Capital LLC is committed to fund capital of $48,845 of which $28,006 has already been funded.
(10)	Denotes a Control Investment. “Control Investments” are defined in the Investment Company Act of 1940, or the 1940 Act, as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(11)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not “Control Investments.” The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company.
(12)	In the third quarter of 2008 Solar Capital LLC entered into a costless collar transaction creating a partial economic hedge of the Sandridge Energy, Inc. equity investment.
(13)	Investment is on non-accrual status.
(14)	Investment had capital returned and has an unfunded commitment of $75 million at December 31, 2008.

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2008

Instrument Type	Percentage at December 31, 2008
Bank Debt / Senior Secured Loans	19.1%
Subordinated Debt / Corporate Notes	69.3%
Preferred Equity	.8%
Common Equity / Partnership Interests / Warrants	9.9%
Put/Call Options Purchased or Written	.9%

Total Investments	100.0%

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2007

(in thousands, except shares)

Description(1)	Industry	Interest(2)	Maturity	Par Amount / Shares	Cost	Fair Value
Bank Debt/Senior Secured Loans- 25.7%
Advanstar Communications Inc.	Diversified Services	9.84	12/01/2015	$15,000	$15,000	$13,875
Asurion Corporation	Insurance	11.59	7/03/2015	55,000	54,913	53,488
Emdeon Business Services LLC	Healthcare, Education, and Childcare	9.83	5/19/2014	15,000	15,188	14,475
Greatwide Logistics Services, Inc.	Logistics Distribution	11.33	6/19/2014	26,000	25,870	19,890
Hudson Group, Inc.	Retail Stores	13.00	2/15/2015	95,000	95,000	95,000
National Interest Security Corporation(10)	Aerospace & Defense	12.00	6/07/2013	10,000	9,800	10,000
Nuveen Investments, Inc.	Finance	7.85	11/14/2014	19,000	18,835	18,829
Questex Media Group	Diversified Services	11.63	11/04/2014	10,000	10,000	9,850
Ram Energy Resources, Inc.	Oil & Gas	12.75	11/15/2011	25,000	25,000	25,000
Texas Competitive Electric Holdings Company LLC	Utilities	8.40	10/10/2014	17,955	17,910	17,628
Univar Inc.	Chemicals, Plastics, & Rubber	7.89	10/15/2014	25,000	24,563	24,594

Total Bank Debt/Senior Secured Loans				$312,955	$312,077	$302,628

Subordinated Debt/Corporate Notes- 52.4%
Advanstar Communications Inc.	Diversified Services	11.84	12/01/2015	$19,325	$19,325	$18,842
Affinity Group, Inc.	Printing, Publishing, Broadcasting	10.87	10/15/2012	18,000	18,180	17,244
AMC Entertainment Holdings, Inc.	Leisure, Motion Pictures, Entertainment	9.99	6/13/2012	21,103	20,603	19,832
Casema B.V.(3)	Telecommunications	14.15	11/17/2016	7,269	6,829	7,210
Casema B.V.(3)	Telecommunications	13.69	11/17/2016	7,842	7,366	7,732
Direct Buy Inc.	Home and Office Furnishing, Consumer Products	14.50	5/30/2013	35,000	34,306	35,000
DS Waters	Beverage, Food, and Tobacco	12.50	4/15/2012	76,771	75,292	76,771
Fleetpride Corporation	Cargo Transport	11.50	10/01/2014	43,000	43,215	43,430
FreedomRoads	Automotive	12.56	5/30/2013	27,500	26,887	27,500
Global Garden Products(3)(6)	Farming & Agriculture	16.95	10/31/2016	29,176	28,687	29,176
Grakon, LLC	Cargo Transport	12.00	6/19/2013	20,000	19,611	20,000
Greatwide Logistics Services, Inc.	Logistics/Distribution	13.50	12/19/2014	16,057	15,988	10,036
Iglo Birds Eye Group Limited (3)(4)	Beverage, Food, and Tobacco	12.77	12/08/2016	4,911	4,491	4,827
Iglo Birds Eye Group Limited (3)(4)	Beverage, Food, and Tobacco	13.95	12/08/2016	13,912	13,674	13,884
Jonathan Engineering Solutions Corp	Diversified/Conglomerate Manufacturing	13.00	6/29/2014	10,218	10,026	10,218
Jonathan Engineering Solutions Corp	Diversified/Conglomerate Manufacturing	16.50	6/29/2014	3,299	3,238	3,299
Magnolia River, LLC	Hotels, Motels, Inns & Gaming	14.00	4/28/2014	20,500	19,298	20,500
National Interest Security Corporation(10)	Aerospace & Defense	14.50	1/20/2013	30,000	29,406	30,000
Pacific Crane Maintenance Company, L.P.	Machinery	13.00	2/15/2014	9,000	8,827	9,000
ProSieben Sat.1 Media AG (3)(5)	Broadcasting & Entertainment	11.68	3/06/2017	22,865	21,739	19,469
Questex Media Group	Diversified Services	14.50	11/04/2014	31,838	31,272	31,838
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	10.49	12/12/2013	17,722	15,599	17,722
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	12.00	12/12/2013	4,782	4,209	4,782
Tri-Star Electronics International, Inc.	Aerospace & Defense	13.50	8/02/2013	22,500	22,500	22,500
Valley National Gases LLC	Industrial Gas Distribution	13.50	2/28/2015	27,000	26,531	27,000
Wastequip, Inc.	Containers	12.00	2/05/2015	$15,123	$15,123	$14,797
Weetabix Group (7)	Beverage, Food, and Tobacco	14.32	9/14/2016	13,040	13,036	12,388
Weetabix Group (7)	Beverage, Food, and Tobacco	15.20	5/7/2017	27,740	27,895	27,740
Wire Rope Corporation (nka WireCo World Group)	Diversified/Conglomerate Manufacturing	11.00	2/08/2015	35,000	36,050	35,000

Total Subordinated Debt / Corporate Notes				$630,491	$619,203	$617,738

Preferred Equity- 4.7%
The Reader’s Digest Association, Inc.	Printing, Publishing, Broadcasting	13.50	3/2/2019	$55,299	$55,299	$55,299

Total Preferred Equity				$55,299	$55,299	$55,299

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

(in thousands, except shares)

Description(1)	Industry	Interest(2)	Maturity	Par Amount / Shares	Cost	Fair Value
Common Equity / Partnership Interests / Warrants – 17.2%
Advanstar Communications Inc.	Media			3,400	$3,400	$3,592
Ark Real Estate Partners LP (8)(10)	Real Estate			25,401	25,401	26,987
Alternative Asset Management Acquisition Corp.	Finance			712	712	926
Alternative Asset Management Acquisition Corp.	Finance			1,294	3	3
Direct Buy Inc.	Home and Office Furnishing, Consumer Products			5,000	5,000	5,000
Grakon, LLC	Cargo Transport			1,714	1,714	1,714
National Interest Security Corporation(10)	Aerospace & Defense			1,765	1,765	1,765
National Specialty Alloys, LLC(9)	Industrial			1,000	10,000	13,200
Nuveen Investments, Inc.	Finance			300	30,000	30,000
NXP Semiconductors Netherlands B.V.(3)	Technology			945	31,057	31,948
Pacific Crane Maintenance Company, L.P.	Machinery			1,000	1,000	1,155
The Reader’s Digest Association, Inc	Printing, Publishing, Broadcasting			1,661	16,606	16,606
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment			4,286	3,301	4,270
Sandridge Energy, Inc.	Oil & Gas			741	13,891	25,419
Station Casino, Inc.	Hotels, Motels, Inns & Gaming			40,486	40,486	40,486

Total Common Equity / Partnerships Interests / Warrants					$184,336	$203,071

Total Investments					$1,170,915	$1,178,736

(1)	We generally acquire our investments in private transactions exempt from registration under the Securities Act. Our investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(2)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or EURIBOR, and which reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2007.
(3)	The following entities are domiciled outside the United States: Casema B.V. and NXP Semiconductors Netherlands B.V. in The Netherlands; Iglo Birds Eye Group Limited, Global Garden Products and Weetabix Group in the United Kingdom; ProSieben Sat.1 Media AG in Germany; and Seven Media Group Pty Limited in Australia. All other investments are domiciled in the United States.
(4)	Solar Capital LLC’s investments in Iglo Birds Eye Group Limited are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(5)	Solar Capital LLC’s investments in ProSieben Sat. 1 Media AG are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(6)	Solar Capital LLC’s investments in Global Garden Products are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(7)	Solar Capital LLC’s investments in Weetabix Group are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(8)	Solar Capital LLC is committed to fund capital of $48,845 of which $25,401 has already been funded.
(9)	Denotes a Control Investment. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(10)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not “Control Investments.” The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company.

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2007

Instrument Type	Percentage at December 31, 2007
Bank Debt / Senior Secured Loans	25.7%
Subordinated Debt / Corporate Notes	52.4%
Preferred Equity	4.7%
Common Equity / Partnership Interests / Warrants	17.2%

Total Investments	100.0%

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2008

(in thousands, except shares)

Note 1. Organization

Solar Capital LLC (“Solar Capital” or the “Company”), a Maryland limited liability company organized on February 12, 2007, is a closed-end, management investment company. The Company commenced operations on March 13, 2007 with initial capital of $1.2 billion of which 47.04% was funded by affiliated parties.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies.

Note 2. Significant Accounting Policies

Basis of Presentation—The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and include the accounts of the Company and its wholly-owned subsidiaries, Solar Capital Luxembourg I S.a.r.l., which was incorporated under the laws of the Grand Duchy of Luxembourg on April 26, 2007, and Solar Funding I LLC, which was formed on March 12, 2008 to facilitate the Company’s $200 million warehouse credit facility (see Note 6). The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated.

Certain prior period amounts have been reclassified to conform to current period presentation.

Investments—The Company applies fair value accounting in accordance with the principles of the Statement of Financial Accounting Standards No. 157, Fair Value Measurements. Security transactions are accounted for on the trade date; investments for which market quotations are readily available are valued at such market quotations; debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Company’s board of directors (the “Board”). Because the Company expects that there will not be a readily available market value for many of the investments in the Company’s portfolio, the Company expects to value such investments at fair value as determined in good faith by or under the direction of the Board using a documented valuation policy and a consistently applied valuation process. Subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days are valued by an independent pricing service or at the mean between the bid and ask prices from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). With respect to certain private equity securities, each investment will be valued by independent third party valuation firms using methods that may, among other measures and as applicable, include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will consider the pricing indicated by the external event to corroborate its private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2008

(in thousands, except shares)

With respect to investments for which market quotations are not readily available or for which the Company has not received indicative prices from pricing services or brokers or dealers, the Board undertakes a multi-step valuation process each quarter, as described below:

1)	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investments;

2)	Preliminary valuation conclusions are then documented and discussed with senior management;

3)	Third-party valuation firms engaged by, or on behalf of, the Board conduct independent appraisals and review management’s preliminary valuations and make their own independent assessment; and

4)	The Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Company’s investment adviser and the respective independent valuation firms.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

Cash and Cash Equivalents—Cash and cash equivalents include investments in money market accounts or investments with maturities of three months or less.

Revenue Recognition—The Company’s revenue recognition policies are as follows:

Sales: Gains or losses on the sale of investments are calculated by using the specific identification method.

Interest Income: Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as part of interest income. The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest is accrued at the contractual rates and added to the loan principal on the reset dates.

Non-accrual: Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Income Taxes—The Company follows the guidance in Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2008

(in thousands, except shares)

Company’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the partnership level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. The Company has concluded that the application of FIN 48 had no material impact on the operations of the Company, for the periods ended December 31, 2008 and December 31, 2007. However, the conclusions regarding FIN 48 will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company recognizes Income tax expense on net investment income and Income tax expense on net realized gain (loss).

Foreign Currency Translation—The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company’s investments in foreign securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

Derivative Instruments and Hedging Activity—In accordance with the Statement of Financial Accounting Standard No. 133, Accounting for Derivative Instruments and Hedging Activities, the Company recognizes any derivatives as either assets or liabilities at their fair value on its Consolidated Statements of Assets and Liabilities. At this time, the Company does not document formal hedge relationships because the hedged items are recorded at fair value with realized and unrealized gains and losses recognized in current earnings. Realized and unrealized gains and losses from derivatives are also recorded in current earnings. Realized gains or losses from derivatives are recognized when contracts are settled.

The Company primarily uses foreign exchange forward contracts in order to economically hedge its foreign currency risk. Foreign exchange forward contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market exchange rate. The fair values of foreign exchange forward contracts are recognized in either derivative assets or derivative liabilities in the Company’s Consolidated Statements of Assets and Liabilities.

The Company may also borrow in foreign currencies on its multicurrency credit lines to reduce foreign currency exposure. The changes in market values of assets and liabilities denominated in the same foreign currency offset in earnings providing a “natural” foreign currency hedge.

Use of Estimates in the Preparation of Financial Statements—The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2008

(in thousands, except shares)

Note 3. Investments

Investments consisted of the following as of December 31, 2008 and December 31, 2007:

	December 31, 2008		December 31, 2007
	Cost	Fair Value	Cost	Fair Value
Bank Debt / Senior Secured Loans	$250,473	$146,907	$312,077	$302,628
Subordinated Debt / Corporate Notes	751,116	531,949	619,203	617,738
Preferred Equity	61,101	6,145	55,299	55,299
Common Equity / Partnership Interests / Warrants	194,044	76,016	184,336	203,071
Put/Call Options Purchased or Written(1)	—	7,198	—	—

Total	$1,256,734	$768,215	$1,170,915	$1,178,736

(1)	In the third quarter of 2008 Solar Capital entered into a costless collar transaction creating a partial economic hedge of the Sandridge Energy, Inc. equity investment.

On October 20, 2008, Greatwide Logistics Services Inc. (“Greatwide”) filed for Chapter 11 bankruptcy. By the end of 2008, as a result of the bankruptcy proceedings, the Company’s investment in Greatwide’s subordinated debt was deemed worthless and resulted in a realized loss of $16,529. In January 2009, the federal bankruptcy court approved the sale of Greatwide at a price that also rendered the Company’s investment in Greatwide’s senior secured debt worthless. As a result of these subsequent events, the fair value of this senior secured debt was marked to zero on December 31, 2008.

Note 4. Agreements

Solar Capital has an Investment Advisory and Management Agreement with Solar Capital Partners LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, Solar Capital. For providing these services, the Investment Adviser receives a fee from Solar Capital, consisting of two components—a base management fee and an incentive fee. The base management fee is determined by taking the average value of Solar Capital’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Solar Capital’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Solar Capital’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement with Solar Capital Management, LLC, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Solar Capital’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. Solar Capital pays the Investment Adviser an incentive fee with respect to Solar Capital’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Solar Capital’s pre-incentive fee net investment income does not exceed the hurdle rate; (2)

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2008

(in thousands, except shares)

100% of Solar Capital’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of Solar Capital’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing on February 12, 2007, and will equal 20% of Solar Capital’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser. Investment advisory and management fees for the year ended December 31, 2008 and the period from March 13, 2007 (inception) through December 31, 2007 were $24,297 and $19,719, respectively. Performance-based incentive fees for the year ended December 31, 2008 and the period from March 13, 2007 (inception) through December 31, 2007 were $9,008 and $0, respectively.

Solar Capital has also entered into an Administration Agreement with Solar Capital Management, LLC (the “Administrator”) under which the Administrator provides administrative services for Solar Capital. For providing these services, facilities and personnel, Solar Capital reimburses the Administrator for Solar Capital’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent. The Administrator will also provide, on Solar Capital’s behalf, managerial assistance to those portfolio companies to which Solar Capital is required to provide such assistance.

Administrative service fees for the year ended December 31, 2008 and the period from March 13, 2007 (inception) through December 31, 2007 were $3,430 and $1,474, respectively.

Note 5. Hedging Activity

As of December 31, 2008 and 2007 Solar Capital was a party to three open forward foreign currency contracts. The Australian dollar, Euro and British pound contracts terminate on January 15, 2009 and March 19, 2008 for open forward foreign currency contracts as of December 31, 2008 and 2007, respectively. The contract settlement details are as follows:

		December 31, 2008			December 31, 2007
Purchase:	Counterparty	Local Currency	USD Value	Unrealized appreciation (depreciation)	Local Currency	USD Value	Unrealized appreciation (depreciation)
USD / EURO	Citibank N.A., NY	22,765	$33,335	$1,668	72,940	$105,084	$(1,365)
USD / EURO	Citibank N.A., NY	25,000	33,410	(1,366)
USD / AUD	Citibank N.A., NY	30,507	20,995	80	31,733	26,984	(708)
USD / GBP	Citibank N.A., NY	31,830	48,957	2,470	28,978	58,177	838

Total			$136,697	$2,852		$190,245	$(1,235)

On August 13, 2008, the Company borrowed €25 million under its multicurrency revolver and repaid the entire balance on October 14, 2008. The strengthening of the dollar in relation to the Euro during the period the loan was outstanding resulted in a $2,915 realized gain. The Company had no outstanding borrowings in any currency at December 31, 2008 and 2007.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2008

(in thousands, except shares)

Note 6. Borrowing Facilities

On January 11, 2008, Solar Capital entered into a $200 million Senior Secured Revolving Credit Facility (the “Credit Facility”) with Citigroup Global Markets, Inc. (“Citi”), JPMorgan Chase Bank, N.A., and various other lenders (collectively, the “Lenders”), and Citibank, N.A. (“Citibank”) as administrative agent for the Lenders. Citi acted as the sole lead bookrunner and the sole lead arranger for the Credit Facility. Under the terms of the Credit Facility, the Lenders agreed to extend credit to Solar Capital (the “Borrower”) in an aggregate principal or face amount not exceeding $200 million at any one time outstanding. The Credit Facility also allows the Borrower and the Lenders to provide for a commitment increase to an amount not greater than $600 million. The Credit Facility is a three-year revolving facility (with a stated maturity date of January 11, 2011) and is secured by substantially all of the assets of the Borrower’s investment portfolio. The loans constituting each Alternate Base Rate (“ABR”) borrowing shall bear interest at a rate per annum equal to the ABR plus for loans outstanding at anytime that the Borrower has elected to apply the Option I terms (based on certain portfolio limitations, advance rates and pricing terms applicable to Option I terms) 0.00% per annum in the case of ABR loans and 1.375% per annum in the case of Eurocurrency loans and for loans outstanding at anytime that the Borrower has elected to apply the Option II terms (based on certain portfolio limitations, advance rates and pricing terms applicable to Option II terms) 0.00% per annum in the case of ABR loans and 2.00% per annum in the case of Eurocurrency loans. Swingline loans denominated in foreign currencies shall bear interest at a rate per annum agreed between the Borrower and the swingline lender at the respective time the swingline loans are made. The Credit Facility contains affirmative and negative covenants, including: (a) periodic financial reporting requirements; (b) notices of material events; (c) the Borrower will not, nor will it permit any of its subsidiaries to, create, incur, assume or permit to exist any indebtedness, except (i) indebtedness created under the Credit Facility; (ii) secured longer-term indebtedness and unsecured longer-term indebtedness in an aggregate amount required to comply with the provisions of the Credit Facility; (iii) other permitted indebtedness, (iv) indebtedness of financing subsidiaries, (v) repurchase obligations arising in the normal course of business with respect to U.S. Government Securities, (vi) obligations payable to clearing agencies, brokers or dealers in connection with the purchase or sale of securities in the ordinary course of business, (vii) secured shorter-term indebtedness and unsecured shorter-term indebtedness in an aggregate amount not exceeding 5% of Shareholders’ Equity and (viii) obligations (including guarantees) in respect of standard securitization undertakings; (d) maintaining minimum shareholders’ equity at the last day of any fiscal quarter to be less than the greater of (A) 40% of the total assets of the Borrower and its subsidiaries as at the last day of such fiscal quarter and (B) $700 million plus 25% of the net proceeds of the sale of equity interests by the Borrower and its subsidiaries; (e) asset coverage ratio will not be less than 2.00 to 1 at any time; (f) maintaining minimum liquidity requirements; (g) the Borrower will not, and will not permit any of its subsidiaries to, enter into any material transactions with any of its affiliates or to engage in any material extent in any business other than in accordance with its investment policies and (h) no further negative pledge. The Credit Facility will be used to supplement Solar Capital’s equity capital to make additional investments and for other general corporate purposes.

On March 12, 2008, Solar Capital entered into an additional $200 million credit facility (the “Warehouse Facility”), through a newly formed wholly-owned subsidiary, Solar Funding I LLC (“Solar Funding”), by way of a Note Purchase Agreement with Citibank as deal agent, Indenture with Wells Fargo Bank, N.A. as indenture trustee, and other related transaction documents.

Under the terms of the Warehouse Facility, Citibank agreed to extend credit to Solar Capital, through Solar Funding in an aggregate principal or face amount not exceeding $200 million. The Warehouse Facility is a one-year facility with a stated maturity date of March 11, 2009, but may be extended for additional one-year terms by mutual agreement of the parties. The interest rate for amounts advanced under the Warehouse Facility is

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2008

(in thousands, except shares)

equal to LIBOR plus the greater of 2.50% or the AAA/AA Equivalent Spread as defined under the Note Purchase Agreement. The amounts outstanding under the Warehouse Facility are secured by certain underlying assets of Solar Capital’s investment portfolio transferred to Solar Funding, which may include senior secured loans, second lien loans, senior unsecured loans or subordinated loans, subject to certain limitations set forth in the transaction documents. The Warehouse Facility contains certain affirmative and negative covenants. The Warehouse Facility will be used to supplement Solar Capital’s equity capital to make additional investments and for other general corporate purposes.

The average debt outstanding on the Credit Facility was $10,255 for the year ended December 31, 2008. The weighted average annual interest cost for the year ended December 31, 2008 was less than 1%, exclusive of 0.25% for commitment fees and for other prepaid expenses related to establishing the Credit Facility. This weighted average annual interest cost reflects the average interest cost for all borrowings, including EURIBOR, and USD LIBOR. The maximum amount borrowed during the year ended December 31, 2008 was $61,320 and at December 31, 2008 no amounts were outstanding. At December 31, 2008, Solar Capital was in compliance with all financial and operational covenants required by the Credit Facility and the Warehouse Facility.

As of December 31, 2008 Solar Capital had no borrowings outstanding under the Credit Facility or the Warehouse Facility.

Note 7. Fair Value

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value and provides a framework for measuring fair value under GAAP, as well as expanded information about assets and liabilities measured at fair value, including the effect of fair value measurements on earnings.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1. Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access (examples include active exchange-traded equity securities, exchange-traded derivatives, and most U.S. Government and agency securities).

Level 2. Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2008

(in thousands, except shares)

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3. Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include certain of our private debt and equity investments) and long-dated or complex derivatives (including certain equity and currency derivatives).

As required by SFAS 157, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such assets and liabilities categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Further, it should be noted that the following tables do not take into consideration the effect of offsetting Level 1 and 2 financial instruments entered into by the Company that economically hedge certain exposures to the Level 3 positions.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur.

The following table presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008

Fair Value Measurements

As of December 31, 2008

	Level 1	Level 2	Level 3	Total
Assets:
Bank Debt / Senior Secured Loans	$—	$49,242	$97,665	$146,907
Subordinated Debt / Corporate Notes	—	22,533	509,416	531,949
Preferred Equity	—	—	6,145	6,145
Common Equity / Partnership Interests / Warrants	8,121	143	67,752	76,016
Put/Call Options		7,198		7,198
Derivative assets—forward contracts	—	4,218	—	4,218
Liabilities:
Derivative liabilities—forward contracts	—	1,366	—	1,366

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2008

(in thousands, except shares)

The following table provides a summary of the changes in fair value of Level 3 assets and liabilities for the period January 1, 2008 to December 31, 2008, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Bank Debt/Senior Secured Loans	Subordinated Debt/ Corporate Notes	Preferred Equity	Common Equity/ Partnership Interests/Warrants
Fair value, January 1, 2008	$192,794	$564,615	$55,299	$203,071
Total gains or losses included in earnings:
Net realized gain (loss)	11	(16,529)	—	(158)
Net change in unrealized gain (loss)	(61,369)	(186,822)	(54,956)	(113,160)
Purchases, sales, issuances, and settlements (net)	(53,661)	148,152	5,802	4,344
Transfers into (out of) Level 3	19,890	—	—	(26,345)

Fair value, December 31, 2008	$97,665	$509,416	$6,145	$67,752

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$(61,337)	$(192,773)	$(54,956)	$(113,160)

The Company had no assets or liabilities measured at fair value on a nonrecurring basis during the year.

Note 8. Taxes

Withholding Tax

The Company is engaged in activities that for tax purposes have been deemed effectively connected with a U.S. trade or business. The Company generally is required to withhold and remit to the U.S. government a percentage of its net income and gains that are both effectively connected with that trade or business and allocated to non-U.S. unitholders, and the Company will be liable for interest and penalties with respect to amounts that are not so withheld. The relevant withholding percentage generally is the maximum applicable U.S. federal income tax rate, currently 35%. Non-U.S. unitholders that are corporations might also be subject to a “branch profits” tax on certain earnings deemed to have been repatriated to those persons. Similar withholding is required in various state and local jurisdictions.

During 2008, the Company remitted withholding taxes to the United States and various state and local taxing authorities. The Company’s entire withholding tax receivable of $16,505 is a tax benefit for our non-U.S. unitholders which they are obligated to repay.

Income Tax

The Company is classified as a partnership for U.S. tax purposes, and therefore is generally not subject to federal and state income taxes. Each Partner takes into account separately on their tax return their share of the taxable income, gains, losses, deduction or credits for the Partnership’s taxable year. Accordingly, no provisions have been made in the accompanying financial statements for federal and state income tax.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2008

(in thousands, except shares)

The Company is subject to New York City unincorporated business tax (UBT), which is imposed on the business income of every unincorporated business that is carried on in New York City. The UBT is imposed for each taxable year at a rate of 4 percent of taxable income that is allocable to New York City. Estimated UBT for 2008 and 2007 was $1,641 and $410, respectively.

The Company is also subject to taxes in Luxembourg, through Solar Capital Luxembourg I S.a.r.l., a wholly-owned subsidiary. Under the laws of Luxembourg, the Company pays a corporate income tax and a municipal business tax on its subsidiary’s taxable income.

Note 9. Earnings (Loss) Per Share

The following information sets forth the computation of basic and diluted net increase (decrease) in shareholders’ capital per share resulting from operations for the year ended December 31, 2008 and the period from March 13, 2007 (inception) to December 31, 2007:

	Year ended December 31, 2008	March 13, 2007 (inception) through December 31, 2007
Numerator for basic and diluted earnings per share:	$(405,828)	$49,100
Denominator for basic and diluted weighted average shares:	81,702,847	81,702,847
Basic and diluted net increase (decrease) in shareholders’ capital per share resulting from operations:	$(4.96)	$0.60

Note 10. Financial Highlights

The following is a schedule of financial highlights for the year or period ended December 31, 2008 and 2007:

	Year ended December 31, 2008	March 13, 2007 (inception) through December 31, 2007
Per Share Data:
Net asset value, beginning of period	$15.40	$15.00
Offering Costs	—	(0.20)
Net investment income	1.07	0.65
Net realized and unrealized gain (loss)	(6.03)	(0.05)

Net increase (decrease) in net assets resulting from operations
	(4.96)	0.60

Net asset value end of period	$10.44	$15.40

Total return	(32)%	4%
Net assets, end of period	$852,673	$1,258,501
Ratio to average net assets
Expenses without incentive fees	3.27%	2.55%
Incentive fees	0.78%	—

Total expenses	4.05%	2.55%
Net investment income	7.59%	5.36%

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2008

(in thousands, except shares)

Note 11. Recent Accounting Pronouncement

SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement 133

On March 19, 2008, FASB released SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

Note 12. Selected Quarterly Financial Data (unaudited)

For the Quarter Ended	Investment Income	Per Share	Net Investment Income	Per Share	Net Realized And Unrealized Gain (Loss) on Assets	Per Share	Net Increase (Decrease) In Net Assets From Operations	Per Share
	Total		Total		Total		Total
December 31, 2008	38,036	0.47	22,079	0.27	(339,193)	(4.15)	(317,114)	(3.88)
September 30, 2008	32,464	0.40	21,990	0.27	(108,641)	(1.33)	(86,651)	(1.06)
June 30, 2008	32,367	0.40	21,305	0.26	17,679	0.22	38,985	0.48
March 31, 2008	31,093	0.38	22,024	0.27	(63,072)	(0.77)	(41,049)	(0.50)

December 31, 2007	28,703	0.35	20,225	0.25	4,543	0.06	24,768	0.31
September 30, 2007	23,654	0.29	15,918	0.19	(11,569)	(0.14)	4,349	0.05
June 30, 2007	21,620	0.26	14,219	0.17	50	0.00	14,268	0.17
March 31, 2007	4,478	0.05	2,632	0.03	3,082	0.04	5,714	0.07

SOLAR CAPITAL LLC

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(unaudited)

(in thousands, except shares)

Schedule 12-14

Portfolio Company	Investment	As of December 31, 2008 Number of Shares/ Principal Amount	Year ended December 31, 2008		As of December 31, 2008 Fair Value
			Amount of dividends and interest included in income	Amount of equity in net profit and loss
Investments Owned Greater than 25%
National Specialty Alloys, LLC	Equity	1,000,000	$1,901	$—	$12,900
505 Capital Partners GP	Equity	30,000	—	—	30
505 Capital Partners LP	Equity	—	751	—	—

Total Investments Owned Greater than 25%			$2,652	$—	$12,930

Investments Owned Greater than 5% and Less than 25%
National Interest Security Corp.	Senior Debt	$25,182	$2,381	$—	$24,679
National Interest Security Corp.	Subordinated	$30,539	4,794	—	27,180
National Interest Security Corp.	Equity	2,265,023	—	—	12,951
Ark Real Estate Partners LP	Equity	28,006,121	—	—	24,619

Total Investments Owned Greater than 5% and Less than 25%			$7,175	$—	$89,429

The table below represents the balance at the beginning of the period, December 31, 2007 and any gross additions and reductions and net unrealized gain (loss) made to such investments as well as the ending fair value as of December 31, 2008.

Gross additions represent increases in the investment from additional investments, payments in kind of interest or dividends.

Gross reductions represent decreases in the investment from sales of investments or repayments.

	Beginning Fair Value December 31, 2007	Gross additions	Gross reductions	Net Unrealized Gain (Loss)	Fair Value as of December 31, 2008
National Specialty Alloys, LLC	$13,200	$—	$—	$(300)	$12,900
505 Capital Partners GP	—	30	—	—	30
505 Capital Partners LP	—	5,025	5,025	—	—
National Interest Security Corp.	10,000	14,963	175	(109)	24,679
National Interest Security Corp.	30,000	666	—	(3,486)	27,180
National Interest Security Corp.	1,765	500	—	10,686	12,951
Ark Real Estate Partners LP	26,987	2,605	—	(4,973)	24,619

SOLAR CAPITAL LLC

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(unaudited)

(in thousands, except shares)

Schedule 12-14

Portfolio Company	Investment	As of December 31, 2007 Number of Shares/ Principal Amount	Period Ended December 31, 2007		As of December 31, 2007 Fair Value
			Amount of dividends and interest included in income	Amount of equity in net profit and loss
Investments Owned Greater than 25%
National Specialty Alloys, LLC	Equity	1,000,000	$—	$—	$13,200
National Specialty Alloys, LLC	Preferred Equity		295	—	—

Total Investments Owned Greater than 25%			$295	$—	$13,200

Investments Owned Greater than 5% and Less than 25%
National Interest Security Corp.	Senior Debt	$10,000	$1,235	$—	$10,000
National Interest Security Corp.	Subordinated	$30,000	236	—	30,000
National Interest Security Corp.	Equity	1,765	—	—	1,765
Ark Real Estate Partners LP	Equity	25,400,788	—	—	26,987

Total Investments Owned Greater than 5% and Less than 25%			$1,471	$—	$68,752

The table below represents the balance at the beginning of the period, March 13, 2007 (inception) and any gross additions and reductions and net unrealized gain (loss) made to such investments as well as the ending fair value as of December 31, 2007.

Gross additions represent increases in the investment from additional investments, payments in kind of interest or dividends.

Gross reductions represent decreases in the investment from sales of investments or repayments.

	Beginning Fair Value March 13, 2007 (inception)	Gross additions	Gross reductions	Net Unrealized Gain (Loss)	Fair Value as of December 31, 2007
National Specialty Alloys, LLC	$—	$10,000	$—	$3,200	$13,200
National Specialty Alloys, LLC	—	8,500	8,500	—	—
National Interest Security Corp.	—	9,800	—	200	10,000
National Interest Security Corp.	—	29,406	—	594	30,000
National Interest Security Corp.	—	1,765,023	—	—	1,765
Ark Real Estate Partners LP	—	25,401	—	1,586	26,987

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Solar Capital LLC:

We have reviewed the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Solar Capital LLC (the Company) as of September 30, 2009, and the related consolidated statements of operations for the three and nine month periods ended September 30, 2009 and 2008, and the consolidated statements of changes in net assets, cash flows and the financial highlights (included in Note 10) for the nine month periods ended September 30, 2009 and 2008. These consolidated financial statements and financial highlights are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial accounting and reporting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements and financial highlights in order for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Solar Capital LLC as of December 31, 2008, and we expressed an unqualified opinion on them in our report dated February 13, 2009.

/s/ KPMG LLP

New York, New York

November 10, 2009

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share amounts)

	September 30, 2009	December 31, 2008
	(unaudited)
Assets
Investments at value:
Companies more than 25% owned (cost: $10,000 and $10,030, respectively)	$9,000	$12,930
Companies 5% to 25% owned (cost: $85,150 and $84,931, respectively)	92,474	89,429
Companies less than 5% owned (cost: $947,823 and $1,161,773, respectively)	690,920	665,856

Total investments (cost: $1,042,973 and $1,256,734, respectively)	792,394	768,215
Cash and cash equivalents	18,011	65,841
Withholding tax receivable	19,611	16,505
Interest and dividends receivable	9,116	10,741
Receivable for investments sold	7,256	—
Fee revenue receivable	5,289	4,995
Derivative assets	1,889	4,218
Deferred offering costs	972	706
Deferred credit facility costs	1,142	1,463
Foreign tax receivable	—	101
Prepaid expenses and other receivables	770	241

Total Assets	856,450	873,026

Liabilities
Distributions payable	81,508	—
Credit facility payable	25,584	—
Due to Solar Capital Partners LLC:
Investment advisory and management fee payable	4,273	5,294
Performance-based incentive fee payable	4,096	5,505
Deferred fee revenue	3,340	3,992
Derivative liabilities	—	1,366
Due to Solar Capital Management LLC	828	1,085
Income taxes payable	782	1,735
Interest payable	346	—
Other accrued expenses and payables	2,746	1,376

Total Liabilities	123,503	20,353

Net Assets	$732,947	$852,673

Number of shares outstanding	81,702,847	81,702,847
Net Asset Value Per Share	$8.97	$10.44

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three months ended September 30, 2009	Three months ended September 30, 2008	Nine months ended September 30, 2009	Nine months ended September 30, 2008
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME:
Interest and dividends:
Companies more than 25% owned	$—	$615	$—	$2,216
Companies 5% to 25% owned	2,320	1,526	6,877	4,858
Other interest and dividend income	25,465	30,323	74,337	88,849

Total interest and dividends	27,785	32,464	81,214	95,923

Total investment income	27,785	32,464	81,214	95,923

EXPENSES:
Performance-based incentive fee	4,096	712	12,395	3,503
Investment advisory and management fees	4,273	6,378	12,348	19,003
Interest and other credit facility expenses	536	1,227	1,565	2,393
Administrative service fee	479	787	1,512	2,492
Other general and administrative expenses	2,018	1,371	3,817	3,213

Total operating expenses	11,402	10,475	31,637	30,604

Net investment income	16,383	21,989	49,577	65,319

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD CONTRACTS AND FOREIGN CURRENCIES:
Net realized gain (loss):
Investments:
Companies more than 25% owned	(30)	—	(30)	—
Companies less than 5% owned	(151,239)	18	(227,161)	(181)

Net realized gain (loss) on investments	(151,269)	18	(227,191)	(181)
Forward contracts	(1,844)	13,370	(9,674)	2,219
Foreign currency exchange	(284)	(357)	(751)	465

Net realized gain (loss)	(153,397)	13,031	(237,616)	2,503

Net change in unrealized gain (loss):
Investments:
Companies more than 25% owned	(800)	350	(3,900)	899
Companies 5% to 25% owned	613	3,861	2,828	10,885
Companies less than 5% owned	176,026	(132,543)	239,012	(172,455)

Net unrealized gain (loss) on investments	175,839	(128,332)	237,940	(160,671)
Forward contracts	1,725	4,675	(964)	2,883
Foreign currency exchange	(1,986)	1,985	(1,957)	1,251

Net change in unrealized gain (loss)	175,578	(121,672)	235,019	(156,537)

Net realized and unrealized gain (loss) on investments, forward contracts and foreign currencies	22,181	(108,641)	(2,597)	(154,034)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,564	$(86,652)	$46,980	$(88,715)

Earnings (loss) per share (see note 9)	$0.47	$(1.06)	$0.58	$(1.08)

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Nine months ended September 30, 2009	Nine months ended September 30, 2008
	(unaudited)	(unaudited)
Increase (Decrease) in net assets resulting from operations:
Net investment income	$49,577	$65,319
Net realized loss	(237,616)	2,503
Net change in unrealized gain (loss)	235,019	(156,537)

Net increase (decrease) in net assets resulting from operations	46,980	(88,715)

Distributions to unit holders declared:	(166,706)	—

Net decrease in net assets	(119,726)	(88,715)
Net assets at beginning of period	852,673	1,258,501

Net assets at end of period	$732,947	$1,169,786

See notes to consolidated financial statements

SOLAR CAPITAL LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Nine months ended September 30, 2009	Nine months ended September 30, 2008
	(unaudited)	(unaudited)
Cash Flows from Operating Activities:
Net increase (decrease) in net assets from operations	$46,980	$(88,715)
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Net realized loss from investments	227,191	181
Net change in unrealized (gain) loss on investments	(237,940)	160,671
Net change in forward contracts	964	(2,883)
(Increase) decrease in operating assets:
Purchase of investment securities	(124,675)	(207,925)
Proceeds from disposition of investment securities	111,245	44,284
Withholding tax receivable	(3,106)	—
Interest and dividends receivable	1,625	(491)
Receivable for investments sold	(7,256)	31,985
Fee revenue receivable	(294)	(355)
Deferred offering costs	(266)	(592)
Deffered credit facility costs	321	(2,131)
Foreign tax receivable	101	4
Prepaid expenses and other receivables	(529)	(8,641)
Increase (decrease) in operating liabilities:
Payable for investments purchased	—	(125,000)
Investment advisory and management fee payable	(1,021)	711
Performance-based incentive fee payable	(1,409)	131
Deferred fee revenue	(652)	(144)
Income taxes payable	(953)	(410)
Due to Solar Capital Management LLC	(257)	709
Interest payable	346	181
Other accrued expenses and payables	1,370	(234)

Net Cash Provided by (Used in) Operating Activities	11,785	(198,664)

Cash Flows from Financing Activities:
Proceeds from borrowings on credit facility	142,483	59,195
Repayments of borrowings on credit facility	(116,900)	(12,000)
Distributions to unit holders paid in cash	(85,198)	—

Net Cash Provided by (Used in) Financing Activities	(59,615)	47,195

NET DECREASE IN CASH AND CASH EQUIVALENTS	(47,830)	(151,469)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	65,841	169,692

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$18,011	$18,223

Supplemental disclosure of cash flow information:
Cash paid for interest	$128	$269
Cash paid for income taxes	$1,180	$620

Non-cash financing activity:
Distributions payable	$81,508	$—

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2009

(unaudited)

(in thousands, except shares)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Bank Debt/Senior Secured Loans—20.2%
Affinity 1st Lien	Printing, Publishing, Broadcasting	12.75	3/31/2010	14,887	14,272	14,142
Asurion Corporation	Insurance	6.75	7/3/2015	55,000	54,937	50,050
Classic Cruises Holdings(5)	Leisure, Motion Pictures, Entertainment	10.18	1/31/2015	26,000	25,409	19,500
Emdeon Business Services LLC	Healthcare, Education, and Childcare	5.27	5/16/2014	15,000	15,119	14,100
National Interest Security Corporation(11)	Aerospace & Defense	15.00	6/11/2013	25,182	24,697	25,938
Nuveen Investments, Inc.	Finance	3.50	11/14/2014	4,635	4,716	4,014
Questex Media Group(12)	Diversified / Conglomerate Service	6.79	11/4/2014	10,000	9,936	—
Ram Energy Resources, Inc.	Oil & Gas	12.75	11/29/2012	13,745	13,682	12,371
Wyle Laboratories	Aerospace & Defense	15.00	1/17/2015	20,000	19,594	19,800

Total Bank Debt/Senior Secured Loans				$184,449	$182,362	$159,915

Subordinated Debt/Corporate Notes—72.5%
Allied Capital	Finance	6.00	4/1/2012	15,393	8,676	11,083
Allied Capital	Finance	6.63	7/15/2011	14,500	7,941	11,600
Adams Outdoor Advertising	Diversified / Conglomerate Service	13.50	6/20/2011	40,000	39,369	35,800
Adams Outdoor Advertising Subordinated Debt 20.00%	Diversified / Conglomerate Service	20.00	12/31/2009	2,036	2,036	2,036
Adams Outdoor Advertising Subordinated Debt 10.875%	Diversified / Conglomerate Service	10.88	6/20/2011	18,979	19,100	16,427
AMC Entertainment Holdings, Inc.	Leisure, Motion Pictures, Entertainment	5.30	6/13/2012	24,061	23,767	19,730
Booz Allen	Aerospace & Defense	13.00	7/31/2016	43,000	42,633	43,000
Casema B.V.(3)	Telecommunications	9.71	11/17/2016	8,022	7,538	7,725
Casema B.V.(3)	Telecommunications	9.69	11/17/2016	8,653	8,130	8,280
Direct Buy Inc.	Home and Office Furnishing, Consumer Products	16.00	5/30/2013	36,223	35,685	27,167
DS Waters	Beverage, Food, and Tobacco	13.50	4/24/2012	96,157	95,173	90,868
Earthbound	Beverage, Food, and Tobacco	15.25	7/20/2016	40,220	39,053	39,617
Fleetpride Corporation	Cargo Transport	11.50	10/1/2014	43,000	43,151	38,915
FreedomRoads	Automotive	12.00	6/20/2011	27,500	27,204	24,791
Global Garden Products(3)(6)(12)	Farming & Agriculture	12.77	10/31/2016	35,973	35,382	—
Grakon, LLC(13)	Machinery	12.00	6/19/2013	20,403	19,729	5,101
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	9.33	12/8/2016	5,232	4,803	4,728
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	8.51	12/8/2016	12,009	14,575	10,977
Jonathan Engineering Solutions Corp.(12)	Diversified/Conglomerate Manufacturing	16.50	6/29/2014	4,219	4,045	—
Jonathan Engineering Solutions Corp.(12)	Diversified/Conglomerate Manufacturing	13.00	6/29/2014	10,641	10,614	—
Learning Care Group No.2, Inc	Healthcare, Education, and Childcare	13.50	12/28/2015	30,975	30,585	27,103
Magnolia River, LLC	Hotels, Motels, Inns & Gaming	14.00	4/28/2014	20,500	19,629	14,350
National Interest Security Corporation(11)	Aerospace & Defense	15.00	6/11/2013	30,539	30,182	30,233
Pacific Crane Maintenance Company, L.P.(12)	Machinery	13.00	2/15/2014	9,045	8,920	2,261
ProSieben Sat.1 Media AG(3)(8)(13)	Broadcasting & Entertainment	8.15	3/6/2017	21,879	20,234	4,173
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	10.49	12/29/2013	17,865	15,599	15,185
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	12.00	12/29/2013	6,047	5,283	5,019
Tri-Star Electronics International, Inc.	Aerospace & Defense	14.00	8/2/2013	22,500	22,489	11,250
Wastequip, Inc.(13)	Containers, Packaging and Glass	12.00	2/5/2015	15,745	15,288	3,149
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	8.74	9/14/2016	13,548	16,332	9,484
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	10.62	5/7/2017	27,567	33,419	18,470
Wire Rope Corporation (aka WireCo World Group)	Diversified/Conglomerate Manufacturing	11.00	2/8/2015	39,000	38,269	35,880

Total Subordinated Debt/Corporate Notes				$761,431	$744,833	$574,402

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Preferred Equity—0.1%
Wyle Laboratories	Aerospace & Defense	8.00	7/17/2015	39	39	39

Total Preferred Equity				$39	$39	$39

Common Equity / Partnership Interests / Warrants—7.2%
Ark Real Estate Partners LP(9)(11)	Real Estate			28,006,121	28,006	20,010
Direct Buy Inc.	Home and Office Furnishing, Consumer Products			5,000,000	5,000	500
Grakon, LLC	Machinery			1,714,286	1,714	—
Great American Group Inc.(14)	Business Services			712,000	712	346
Great American Group Inc.(15)	Business Services			572,800	2,681	2,078
Great American Group Inc.(16)	Business Services			187,500	3	680
Great American Group Inc.(17)	Business Services			125,000	—	—
National Interest Security Corporation(11)	Aerospace & Defense			2,265,023	2,265	16,293
National Specialty Alloys, LLC(10)	Mining, Steel and Nonprecious Metals			1,000,000	10,000	9,000
Nuveen Investments, Inc.	Finance			3,000,000	30,000	6,000
NXP Semiconductors Netherlands B.V.(3)	Electronics			944,628	31,057	1,733
Pacific Crane Maintenance Company, L.P.	Machinery			10,000	1,000	—
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment			4,285,714	3,301	1,398

Total Common Equity/Partnerships Interests / Warrants					$115,739	$58,038

Total Investments					$1,042,973	$792,394

(1)	We generally acquire our investments in private transactions exempt from registration under the Securities Act. Our investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(2)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or EURIBOR, and which reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of September 30, 2009.
(3)	The following entities are domiciled outside the United States: Casema B.V. and NXP Semiconductors Netherlands B.V. in The Netherlands; Iglo Birds Eye Group Limited, Global Garden Products and Weetabix Group in the United Kingdom; ProSieben Sat.1 Media AG in Germany; and Seven Media Group Pty Limited in Australia. All other investments are domiciled in the United States.
(4)	Solar Capital LLC’s investments in Iglo Birds Eye Group Limited are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(5)	Solar Capital LLC’s investments in Classic Cruises Holdings are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(6)	Solar Capital LLC’s investments in Global Garden Products are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(7)	Solar Capital LLC’s investments in Weetabix Group are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(8)	Solar Capital LLC’s investments in ProSieben Sat. 1 Media AG are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(9)	Solar Capital LLC is committed to fund capital of $44,817 of which $28,006 has already been funded.
(10)	Denotes a Control Investment. “Control Investments” are defined in the Investment Company Act of 1940, referred to as the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(11)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not “Control Investments.” The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company.
(12)	Investment is on non-accrual status.
(13)	Investment is on non-accrual status but current on all obligations.
(14)	Warrants
(15)	Common Shares
(16)	Founders Shares
(17)	Contingent Founders Shares

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

September 30, 2009

(unaudited)

Industry Classification	Percentage of Total Investments (at fair value) as of September 30, 2009
Beverage, Food, and Tobacco	22%
Aerospace & Defense	18%
Diversified / Conglomerate Service	7%
Insurance	6%
Healthcare, Education, and Childcare	5%
Leisure, Motion Pictures, Entertainment	5%
Cargo Transport	5%
Diversified / Conglomerate Manufacturing	5%
Finance	4%
Home and Office Furnishing, Consumer Products	4%
Broadcasting & Entertainment	3%
Automotive	3%
Real Estate	3%
Telecommunications	2%
Hotels, Motels, Inns & Gaming	2%
Printing, Publishing, Broadcasting	2%
Oil & Gas	2%
Mining, Steel, Iron, and Nonprecious Metals	1%
Machinery	1%

100%

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2008

(in thousands, except shares)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Bank Debt/Senior Secured Loans—19.1%
Advanstar Communications Inc.	Diversified Services	8.76	12/1/2015	$15,000	$15,000	$4,500
Asurion Corporation	Insurance	8.01	7/3/2015	55,000	54,928	33,756
Classic Cruises Holdings(5)	Leisure, Motion Pictures, Entertainment	9.88	1/31/2015	26,000	25,775	17,420
Emdeon Business Services LLC	Healthcare, Education, and Childcare	8.76	5/19/2014	15,000	15,138	9,900
Greatwide Logistics Services, Inc.(13)	Logistics Distribution	10.75	6/19/2014	26,000	25,870	—
National Interest Security Corporation(11)	Aerospace & Defense	15.00	6/7/2013	25,182	24,588	24,679
Nuveen Investments, Inc.	Finance	4.44	11/14/2014	14,888	14,848	5,881
Questex Media Group	Diversified Services	8.71	11/4/2014	10,000	10,000	6,000
Ram Energy Resources, Inc.	Oil & Gas	9.38	11/15/2011	14,173	14,173	10,630
Texas Competitive Electric Holdings Company LLC	Utilities	5.37	10/10/2014	13,805	13,928	9,606
Univar Inc.	Chemicals, Plastics, & Rubber	6.76	10/15/2014	21,780	21,462	13,285
Wyle Laboratories	Aerospace & Defense	11.26	1/17/2015	15,000	14,763	11,250

Total Bank Debt/Senior Secured Loans				$251,828	$250,473	$146,907

Subordinated Debt/Corporate Notes—69.3%
Adams Outdoor Advertising	Broadcasting & Entertainment	13.50	8/14/2011	$40,000	$39,145	$34,800
Advanstar Communications Inc.	Diversified Services	10.76	12/1/2015	21,492	21,492	2,149
Affinity Group, Inc.	Printing, Publishing, Broadcasting	10.88	10/15/2012	18,979	19,117	8,540
AMC Entertainment Holdings, Inc.	Leisure, Motion Pictures, Entertainment	7.00	6/13/2012	22,941	22,589	11,370
Booz Allen	Aerospace & Defense	13.00	7/31/2016	43,000	42,592	36,550
Casema B.V.(3)	Telecommunications	12.31	11/17/2016	7,264	7,187	5,988
Casema B.V.(3)	Telecommunications	12.64	11/17/2016	7,837	7,760	6,415
Direct Buy Inc.	Home and Office Furnishing, Consumer Products	14.50	5/30/2013	35,424	34,880	26,568
DS Waters	Beverage, Food, and Tobacco	13.00	4/15/2012	87,082	85,928	77,503
Fleetpride Corporation	Cargo Transport	11.50	10/1/2014	43,000	43,170	37,625
FreedomRoads	Automotive	12.00	5/30/2013	27,500	27,079	23,650
Global Garden Products(3)(6)	Farming & Agriculture	15.28	10/31/2016	32,913	34,187	18,760
Grakon, LLC	Cargo Transport	12.00	6/19/2013	20,100	19,803	12,362
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	11.04	12/8/2016	4,871	4,702	2,953
Iglo Birds Eye Group Limited(3)(4)	Beverage, Food, and Tobacco	11.27	12/8/2016	10,486	14,223	6,357
Jonathan Engineering Solutions Corp.	Diversified/Conglomerate Manufacturing	16.50	6/29/2014	3,888	3,713	2,722
Jonathan Engineering Solutions Corp.	Diversified/Conglomerate Manufacturing	13.00	6/29/2014	10,480	10,448	7,336
Learning Care Group No.2, Inc	Healthcare, Education, and Childcare	13.50	12/31/2015	30,395	29,962	24,316
Magnolia River, LLC	Hotels, Motels, Inns & Gaming	14.00	4/28/2014	20,500	19,487	17,425
National Interest Security Corporation(11)	Aerospace & Defense	15.00	1/20/2013	30,539	30,072	27,180
Pacific Crane Maintenance Company, L.P.	Machinery	13.00	2/15/2014	9,000	8,862	6,300
ProSieben Sat.1 Media AG(3)(8)	Broadcasting & Entertainment	12.37	3/6/2017	20,420	20,517	819
Questex Media Group	Diversified Services	14.50	11/4/2014	36,798	36,296	23,919
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	10.49	12/12/2013	14,118	15,599	10,518
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment	12.00	12/12/2013	4,779	5,283	3,685
Tri-Star Electronics International, Inc.	Aerospace & Defense	13.25	8/2/2013	22,500	22,500	18,450
Valley National Gases LLC	Industrial Gas Distribution	13.50	2/28/2015	27,000	26,612	22,950
Wastequip, Inc.	Containers	12.00	2/5/2015	15,431	15,431	3,858
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	14.38	9/14/2016	10,835	14,898	6,230
Weetabix Group(3)(7)	Beverage, Food, and Tobacco	13.52	5/7/2017	23,234	31,771	13,011
Wire Rope Corporation (nka WireCo World Group)	Diversified/Conglomerate Manufacturing	11.00	2/8/2015	35,000	35,811	31,640

Total Subordinated Debt/Corporate Notes				$737,806	$751,116	$531,949

Preferred Equity—0.8%
The Reader’s Digest Association, Inc.(13)	Printing, Publishing, Broadcasting	13.50	3/2/2019	$61,450	$61,101	$6,145

Total Preferred Equity				$61,450	$61,101	$6,145

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2008

(in thousands, except shares)

Description(1)	Industry	Interest(2)	Maturity	Par Amount/ Shares	Cost	Fair Value
Common Equity / Partnership Interests / Warrants—9.9%
Advanstar Communications Inc.	Media			3,400,000	3,400	68
Ark Real Estate Partners LP(9)(11)	Real Estate			28,006,121	28,006	24,619
Alternative Asset Management Acquisition Corp.	Finance			712,000	712	50
Alternative Asset Management Acquisition Corp.	Finance			286,400	2,681	2,646
Alternative Asset Management Acquisition Corp.	Finance			1,293,750	3	3
505 Capital Partners GP (CIT JV)(10)	Finance			30,000	30	30
505 Capital Partners LP (CIT JV)(10)(14)	Finance			—	—	—
Direct Buy Inc.	Home and Office Furnishing, Consumer Products			5,000,000	5,000	2,500
Grakon, LLC	Cargo Transport			1,714,286	1,714	343
Dufry	Retail Stores			39,056	2,842	1,013
National Interest Security Corporation(11)	Aerospace & Defense			2,265,023	2,265	12,951
National Specialty Alloys, LLC(10)	Industrial			1,000,000	10,000	12,900
Nuveen Investments, Inc.	Finance			3,000,000	30,000	4,500
NXP Semiconductors Netherlands B.V.(3)	Technology			944,628	31,057	4,936
Pacific Crane Maintenance Company, L.P.	Machinery			10,000	1,000	359
The Reader’s Digest Association, Inc	Printing, Publishing, Broadcasting			16,606,060	16,606	—
Seven Media Group Pty Limited(3)	Broadcasting & Entertainment			4,285,714	3,301	1,494
Sandridge Energy, Inc.(12)	Oil & Gas			740,556	13,891	4,554
Station Casino, Inc.	Hotels, Motels, Inns & Gaming			40,000,000	40,486	2,000
Wyle Laboratories	Aerospace & Defense			123,140	1,050	1,050

Total Common Equity/Partnerships Interests / Warrants					$194,044	$76,016

Put/Call Options Purchased or Written—0.9%
Sandridge Energy, Inc.(12)	Oil & Gas			(285,000)	$—	$(3)
Sandridge Energy, Inc.(12)	Oil & Gas			285,000	—	7,201

Total Put/Call Options Purchased or Written					$—	$7,198

Total Investments					$1,256,734	$768,215

(1)	We generally acquire our investments in private transactions exempt from registration under the Securities Act. Our investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(2)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or EURIBOR, and which reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2008.
(3)	The following entities are domiciled outside the United States: Casema B.V. and NXP Semiconductors Netherlands B.V. in The Netherlands; Iglo Birds Eye Group Limited, Global Garden Products and Weetabix Group in the United Kingdom; ProSieben Sat.1 Media AG in Germany; and Seven Media Group Pty Limited in Australia. All other investments are domiciled in the United States.
(4)	Solar Capital LLC’s investments in Iglo Birds Eye Group Limited are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(5)	Solar Capital LLC’s investments in Classic Cruises Holdings are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(6)	Solar Capital LLC’s investments in Global Garden Products are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(7)	Solar Capital LLC’s investments in Weetabix Group are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(8)	Solar Capital LLC’s investments in ProSieben Sat. 1 Media AG are held through its wholly-owned subsidiary Solar Capital Luxembourg I S.a.r.l.
(9)	Solar Capital LLC is committed to fund capital of $48,845 of which $28,006 has already been funded.
(10)	Denotes a Control Investment. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(11)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not “Control Investments.” The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company.
(12)	In the third quarter of 2008 Solar Capital LLC entered into a costless collar transaction creating a partial economic hedge of the Sandridge Energy, Inc. equity investment.
(13)	Investment is on non-accrual status.
(14)	Investment had capital returned and has an unfunded commitment of $75 million at December 31, 2008

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2008

Industry Classification	Percentage of Total Investments (at fair value) as of December 31, 2008
Beverage, Food, and Tobacco	14%
Aerospace & Defense	12%
Printing, Publishing, Broadcasting	6%
Oil & Gas	6%
Diversified / Conglomerate Manufacturing	5%
Cargo Transport	5%
Diversified / Conglomerate Service	5%
Business Services	5%
Insurance	4%
Broadcasting & Entertainment	4%
Healthcare, Education, and Childcare	4%
Home and Office Furnishing, Consumer Products	4%
Real Estate	3%
Automotive	3%
Hotels, Motels, Inns & Gaming	3%
Machinery	3%
Farming & Agriculture	2%
Leisure, Motion Pictures, Entertainment	2%
Electronics	2%
Chemicals, Plastics and Rubber	2%
Finance	2%
Mining, Steel, Iron, and Nonprecious Metals	2%
Utilities	1%
Containers, packaging and glass	1%

100%

See notes to consolidated financial statements.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2009

(unaudited)

(in thousands, except shares)

Note 1. Organization

Solar Capital LLC (“Solar Capital” or the “Company”), a Maryland limited liability company organized on February 12, 2007, is a closed-end, management investment company. The Company commenced operations on March 13, 2007 with initial capital of $1.2 billion of which 47.04% was funded by affiliated parties.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies.

Note 2. Significant Accounting Policies

Basis of Presentation—The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and include the accounts of the Company and its wholly-owned subsidiary, Solar Capital Luxembourg I S.a.r.l., which was incorporated under the laws of the Grand Duchy of Luxembourg on April 26, 2007. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated.

Certain prior period amounts have been reclassified to conform to current period presentation.

Investments—The Company applies fair value accounting in accordance with GAAP. Security transactions are accounted for on the trade date. Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. The Company may also obtain quotes with respect to certain of its investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Company’s investment adviser (the “Adviser”) or Board of Directors (the “Board”), does not represent fair value, shall each be valued as follows:

1)	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

2)	Preliminary valuation conclusions are then documented and discussed with senior management;

3)	Third-party valuation firms are engaged by, or on behalf of, the Board to conduct independent appraisals and review management’s preliminary valuations and make their own independent assessment, for all material assets; and

4)	The Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Company’s investment adviser (note 4) and, where appropriate, the respective independent valuation firms.

Valuation methods, among other measures and as applicable, may include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

Cash and Cash Equivalents—Cash and cash equivalents include investments in money market accounts or investments with original maturities of three months or less.

Revenue Recognition—The Company’s revenue recognition policies are as follows:

Sales: Gains or losses on the sale of investments are calculated by using the specific identification method.

Interest Income: Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as part of interest income. The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest is accrued at the contractual rates and added to the loan principal on the reset dates.

Non-accrual: Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Income Taxes—The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the partnership level not deemed to meet the “more-likely-than-not” threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. Income tax expense is a component of other general and administrative expenses on the Consolidated Statements of Operations.

The major tax jurisdiction of the Company and the earliest tax year subject to examination is as follows: United States 2007.

Foreign Currency Translation—The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company’s investments in foreign

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

Derivative Instruments and Hedging Activity—In accordance with GAAP, the Company recognizes derivatives as either assets or liabilities at their fair value on its Consolidated Statements of Assets and Liabilities. At this time, the Company does not document formal hedge relationships because the hedged items are recorded at fair value with realized and unrealized gains and losses recognized in current earnings. Realized and unrealized gains and losses from derivatives are also recorded in current earnings. Realized gains or losses from derivatives are recognized when contracts are settled.

The Company primarily uses foreign exchange forward contracts in order to economically hedge its foreign currency risk. Foreign exchange forward contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market exchange rate. The fair values of foreign exchange forward contracts are recognized in either derivative assets or derivative liabilities in the Company’s Consolidated Statements of Assets and Liabilities.

The Company may also borrow in foreign currencies on its multicurrency credit lines to reduce foreign currency exposure. The changes in market values of assets and liabilities denominated in the same foreign currency offset in earnings providing a “natural” foreign currency hedge.

Use of Estimates in the Preparation of Financial Statements—The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Subsequent Events Evaluation—The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 10, 2009, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Note 3. Investments

Investments consisted of the following as of September 30, 2009 and December 31, 2008:

	September 30, 2009		December 31, 2008
	Cost	Fair Value	Cost	Fair Value
Bank Debt / Senior Secured Loans	$182,362	$159,915	$250,473	$146,907
Subordinated Debt / Corporate Notes	744,833	574,402	751,116	531,949
Preferred Equity	39	39	61,101	6,145
Common Equity / Partnership Interests / Warrants	115,739	58,038	194,044	76,016
Put/Call Options Purchased or Written	—	—	—	7,198

Total	$1,042,973	$792,394	$1,256,734	$768,215

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

Note 4. Agreements

Solar Capital has an Investment Advisory and Management Agreement with Solar Capital Partners LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, Solar Capital. For providing these services, the Investment Adviser receives a fee from Solar Capital, consisting of two components—a base management fee and an incentive fee. The base management fee is determined by taking the average value of Solar Capital’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Solar Capital’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Solar Capital’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement with Solar Capital Management, LLC, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Solar Capital’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. Solar Capital pays the Investment Adviser an incentive fee with respect to Solar Capital’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Solar Capital’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of Solar Capital’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of Solar Capital’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing on February 12, 2007, and will equal 20% of Solar Capital’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser.

Solar Capital has also entered into an Administration Agreement with Solar Capital Management, LLC (the “Administrator”) under which the Administrator provides administrative services for Solar Capital. For providing these services, facilities and personnel, Solar Capital reimburses the Administrator for Solar Capital’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent. The Administrator will also provide, on Solar Capital’s behalf, managerial assistance to those portfolio companies to which Solar Capital is required to provide such assistance.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

Note 5. Derivatives

The Company is exposed to foreign exchange risk through its investments denominated in foreign currencies. The Company mitigates this risk through the use of foreign currency forward contracts. As an investment company, all changes in the fair value of assets, including changes caused by foreign currency fluctuation, flow through current earnings. The forward contracts serve as an economic hedge with their realized and unrealized gains and losses also recorded in current earnings. The Company has no derivatives designated as hedging instruments. During the year we entered into 17 foreign currency forward contracts with durations of 1 to 3 months and the average U.S. dollar value of foreign currency forward contracts was ($265).

As of September 30, 2009, there were two open forward foreign currency contracts denominated in Euro and British Pounds, all of which terminated on October 16, 2009. As of December 31, 2008, there were four open foreign currency contracts denominated in Euro, Australian Dollar, and British Pounds, all of which terminated on January 15, 2009. At September 30, 2009, there was no fixed collateral held by SunTrust Bank for the open contracts and no credit-related contingent features associated with any of the open forward contracts. As of December 31, 2008, there were no collateral requirements or credit-related contingent features associated with any of the open forward contracts. The contract details are as follows:

		September 30, 2009			December 31, 2008
Purchase:	Counterparty	Local Currency	USD Value	Unrealized appreciation (depreciation)	Local Currency	USD Value	Unrealized appreciation (depreciation)
USD / EURO	SunTrust Bank	16,378	$24,116	$152	—	$—	$—
USD / GBP	SunTrust Bank	34,062	56,171	1,737	—	—	—
USD / EURO	Citibank N.A., NY	—	—	—	22,765	33,335	1,668
USD / EURO	Citibank N.A., NY	—	—	—	25,000	33,410	(1,366)
USD / GBP	Citibank N.A., NY	—	—	—	31,830	48,957	2,470
USD / AUD	Citibank N.A., NY	—	—	—	30,507	20,995	80

Total			$80,287	$1,889		$136,697	$2,852

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

The following tables show the fair value and effect of the derivative instruments on the Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Operations:

Fair Values of Derivative Instruments
	Derivative Assets
	September 30, 2009		December 31, 2008
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments(a)
Foreign exchange contracts	Derivative assets	$1,889	Derivative assets	$4,218
Call Options	Investments	—	Investments	(3)

Total derivatives not designated as hedging instruments(a)		$1,889		$4,215

Total derivatives		$1,889		$4,215

	Derivative Liabilities
	September 30, 2009		December 31, 2008
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments(a)
Foreign exchange contracts	Derivative liabilities	$—	Derivative liabilities	$1,366
Put Options	Investments	—	Investments	7,201

Total derivatives not designated as hedging instruments(a)		$—		$8,567

Total derivatives		$—		$8,567

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

Effect of Derivative Instruments on the Consolidated Statements of Operations
Derivatives not designated as hedging instruments(a)	Location of Gain or (Loss) Recognized in Income on Derivative	Amount of Gain or (Loss) Recognized in Income on Derivative
		Three months ended September 30, 2009	Three months ended September 30, 2008	Nine months ended September 30, 2009	Nine months ended September 30, 2008
Foreign exchange contracts	Realized gain (loss): Forward contracts	$(1,844)	$13,370	$(9,674)	$2,219
Foreign exchange contracts	Unrealized gain (loss): Forward contracts	1,725	4,675	(964)	2,883
Put Options	Realized gain (loss): Investments	—	—	7,359	—
Put Options	Unrealized gain (loss): Investments	—	704	(7,200)	704
Call Options	Realized gain (loss): Investments	—	—	(9)	—
Call Options	Unrealized gain (loss): Investments	—	(561)	3	(561)

Total		$(119)	$18,188	$(10,485)	$5,245

(a)	See Note 2 for additional information on the Company’s purpose for entering into derivatives not designated as hedging instruments and its overall risk management strategy.

Note 6. Borrowing Facilities

On January 11, 2008, Solar Capital LLC entered into a $200 million Senior Secured Revolving Credit Facility (the “Credit Facility”) with Citigroup Global Markets Inc. (“CGMI”), various lenders and Citibank, N.A., as administrative agent for the lenders. CGMI acted as the sole lead bookrunner and the sole lead arranger for the Credit Facility. Under the terms of the Credit Facility, the lenders agreed to extend credit to Solar Capital (the “Borrower”) in an aggregate principal or face amount not exceeding $200 million at any one time outstanding. The Credit Facility also allows the Borrower and the lenders to provide for a commitment increase to an amount not greater than $600 million. The Credit Facility is a three-year multi-currency revolving facility (with a stated maturity date of January 11, 2011) and is secured by substantially all of the assets of Solar Capital’s investment portfolio. Interest rate options include Base Rate (“BR”) loans, indexed to currency specific London Interbank Offered Rates (LIBOR), and Alternate Base Rate (“ABR”) loans, indexed to the Prime or Fed Funds rates, under two different borrowing options. Under Option I terms, borrowings bear interest at a rate per annum equal to the BR plus 1.375% and ABR plus for 0.00% or BR plus 2.00% and ABR plus 0.00% under Option II terms. However, Option II terms expired in January 2009. The facility allows for Swingline, or short notice, loans, which when denominated in foreign currencies bear interest at a rate per annum agreed between the Borrower and lender at the time the loans are made. The Credit Facility contains affirmative and negative covenants, including: (a) periodic financial reporting requirements; (b) notices of material events; (c) a requirement that the Borrower will not, nor will it permit any of its subsidiaries to, create, incur, assume or permit to exist any indebtedness, except (i) indebtedness created under the Credit Facility; (ii) secured longer-term indebtedness and unsecured longer-term indebtedness in an aggregate amount required to comply with the provisions of the Credit Facility; (iii) other permitted indebtedness, (iv) indebtedness of financing subsidiaries, (v) repurchase obligations arising in the normal course of business with respect to U.S. Government Securities,

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

(vi) obligations payable to clearing agencies, brokers or dealers in connection with the purchase or sale of securities in the ordinary course of business, (vii) secured shorter-term indebtedness and unsecured shorter-term indebtedness in an aggregate amount not exceeding 5% of shareholders’ equity and (viii) obligations (including guarantees) in respect of standard securitization undertakings; (d) maintaining minimum shareholders’ equity at the last day of any fiscal quarter not to be less than the greater of (A) 40% of the total assets of the Borrower and its subsidiaries as of the last day of such fiscal quarter and (B) $700 million plus 25% of the net proceeds of the sale of equity interests by the Borrower and its subsidiaries; (e) maintaining an asset coverage ratio that is not less than 2.00 to 1.00 at any time; (f) maintaining minimum liquidity requirements; (g) a requirement that the Borrower will not, and will not permit any of its subsidiaries to, enter into any material transactions with any of its affiliates or to engage in any material extent in any business other than in accordance with its investment policies and (h) a requirement that the Borrower not make any further negative pledge. The Credit Facility will be used to supplement Solar Capital’s equity capital to make additional investments and for other general corporate purposes.

On September 23, 2009, the Credit Facility was amended, lowering the minimum shareholder’s equity covenant to $475 million from $700 million and allowing for the transfer of assets free and clear of Credit Facility liens. Per the amended Credit Facility, borrowings bear interest at a rate per annum equal to the BR plus 2.50% and ABR plus 1.50%, with a 1.00% increase when the aggregate principal loan balance exceeds $100 million. In addition, prior to the Solar Capital initial public offering, the Credit Facility will be reduced no later than the earlier of May 1, 2010 or the date of the distribution to unit-holders based on the December 31, 2009 net asset value by the greater of (i) $25 million and (ii) 50% of the aggregate available and unused commitments at that time; and thereafter the amended Credit Facility will be reduced by 50% of net cash proceeds from the sale or repayment of portfolio investments.

The weighted average annual interest cost for the three months ended September 30, 2009 and September 30, 2008 was 2.77% and 5.09%, respectively. The weighted average annual interest cost for the nine months ended September 30, 2009 and September 30, 2008 was 2.56% and 5.09%, respectively. These costs are exclusive of the 0.25% for commitment fees and for other prepaid expenses related to establishing the Credit Facility. This weighted average annual interest cost reflects the average interest cost for all borrowings.

The average debt outstanding on the Credit Facility was $15,593 for the nine months ended September 30, 2009 and $10,255 for the year ended December 31, 2008. The maximum amounts borrowed during the nine months ended September 30, 2009 and year ended December 31, 2008 were $86,743 and $61,320, respectively. The debt outstanding as of September 30, 2009 was $25,584 and there were no outstanding borrowings as of December 31, 2008. At September 30, 2009 and December 31, 2008, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

On March 11, 2009, the Company’s other credit facility (previously referred to as the Warehouse Facility) expired unused on its maturity.

Note 7. Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1. Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access (examples include active exchange-traded equity securities, exchange-traded derivatives, and most U.S. Government and agency securities).

Level 2. Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3. Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include certain of our private debt and equity investments) and long-dated or complex derivatives (including certain equity and currency derivatives).

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such assets and liabilities categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Further, it should be noted that the following tables do not take into consideration the effect of offsetting Levels 1 and 2 financial instruments entered into by the Company that economically hedge certain exposures to the Level 3 positions.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

The following table presents the balances of assets and liabilities measured at fair value on a recurring basis, as of September 30, 2009 and December 31, 2008:

Fair Value Measurements

As of September 30, 2009

	Level 1	Level 2	Level 3	Total
Assets:
Bank Debt/Senior Secured Loans	$—	$4,014	$155,901	$159,915
Subordinated Debt / Corporate Notes	—	58,565	515,837	574,402
Preferred Equity	—	—	39	39
Common Equity / Partnership Interests / Warrants	346	2,758	54,934	58,038
Derivative assets—forward contracts	—	1,889	—	1,889

Fair Value Measurements

As of December 31, 2008

	Level 1	Level 2	Level 3	Total
Assets:
Bank Debt/Senior Secured Loans	$—	$49,242	$97,665	$146,907
Subordinated Debt / Corporate Notes	—	22,533	509,416	531,949
Preferred Equity	—	—	6,145	6,145
Common Equity / Partnership Interests / Warrants	8,121	143	67,752	76,016
Put/Call Options		7,198		7,198
Derivative assets—forward contracts	—	4,218	—	4,218
Liabilities:
Derivative liabilities—forward contracts	—	1,366	—	1,366

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

The following table provides a summary of the changes in fair value of Level 3 assets and liabilities for the period January 1, 2009 to September 30, 2009 and from January 1, 2008 to September 30, 2008, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at September 30, 2009 and September 30, 2008:

Fair Value Measurements Using Level 3 Inputs

As of September 30, 2009

	Bank Debt/Senior Secured Loans	Subordinated Debt/ Corporate Notes	Preferred Equity	Common Equity/ Partnership Interests/Warrants
Fair value, January 1, 2009	$97,665	$509,416	$6,145	$67,752
Total gains or losses included in earnings:
Net realized loss	(47,663)	(60,677)	(61,303)	(60,521)
Net change in unrealized gain (loss)	68,533	30,212	54,956	48,753
Purchases, sales, issuances, and settlements (net)	3,610	36,886	241	(1,051)
Transfers into Level 3	33,756	—	—	—

Fair value, September 30, 2009	$155,901	$515,837	$39	$54,933

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$23,988	$(5,171)	$—	$(11,168)

The Company had no assets or liabilities measured at fair value on a nonrecurring basis during the year.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

Fair Value Measurements Using Level 3 Inputs

As of September 30, 2008

	Bank Debt/Senior Secured Loans	Subordinated Debt/ Corporate Notes	Preferred Equity	Common Equity/ Partnership Interests/Warrants
Fair value, January 1, 2008	$192,794	$564,615	$55,299	$203,071
Total gains or losses included in earnings:
Net change in unrealized gain (loss)	(3,991)	(63,488)	(16,549)	(30,457)
Purchases, sales, issuances, and settlements (net)	10,682	138,087	5,802	12,210
Transfers into (out of) Level 3	—	—	—	(25,419)

Fair value, September 30, 2008	$199,485	$639,214	$44,552	$159,405

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$(3,991)	$(63,488)	$(16,549)	$(30,457)

The Company had no assets or liabilities measured at fair value on a nonrecurring basis during the year.

Note 8. Taxes

Withholding Tax

The Company is engaged in activities that for tax purposes have been deemed effectively connected with a U.S. trade or business. The Company generally is required to withhold and remit to the U.S. government a percentage of its net income and gains that are both effectively connected with that trade or business and allocated to non-U.S. unitholders, and the Company will be liable for interest and penalties with respect to amounts that are not so withheld. The relevant withholding percentage generally is the maximum applicable U.S. federal income tax rate, currently 35%. Non-U.S. unitholders that are corporations might also be subject to a “branch profits” tax on certain earnings deemed to have been repatriated to those persons. Similar withholding is required in various state and local jurisdictions.

The Company’s entire withholding tax receivable of $19,611 at September 30, 2009 and $16,505 at December 31, 2008 benefited our non-U.S. unit holders, for which they are obligated to repay the Company.

Income Tax

The Company is classified as a partnership for U.S. tax purposes, and therefore is generally not subject to federal and state income taxes. Each partner takes into account separately on their tax return their share of the taxable income, gains, losses, deductions or credits for the partnership’s taxable year. Accordingly, no provisions have been made in the accompanying financial statements for federal and state income tax.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

The Company is subject to New York City unincorporated business tax (UBT), which is imposed on the business income of every unincorporated business that is carried on in New York City. The UBT is imposed for each taxable year at a rate of approximately 4 percent of taxable income that is allocable to New York City.

As of September 30, 2009, the Company has determined that a deferred tax asset of $2,909 may be realized in future periods due to realized and unrealized losses on originated assets associated with the Company’s unincorporated business activities in New York City as of such date. The realization of this deferred tax asset has been deemed not likely to occur and accordingly, the Company has a set up a valuation allowance for the full amount.

The Company is also subject to taxes in Luxembourg, through Solar Capital Luxembourg I S.a.r.l., a wholly-owned subsidiary. Under the laws of Luxembourg, the Company pays a corporate income tax and a municipal business tax on its subsidiary’s taxable income.

Note 9. Earnings (Loss) Per Share

The following information sets forth the computation of basic and diluted net increase (decrease) in shareholders’ capital per share resulting from operations for the three and nine months ended September 30, 2009 and 2008:

	Three months ended September 30, 2009	Three months ended September 30, 2008	Nine months ended September 30, 2009	Nine months ended September 30, 2008
Numerator for basic and diluted earnings per share:	$38,564	$(86,652)	$46,980	$(88,715)
Denominator for basic and diluted weighted average shares:	81,702,847	81,702,847	81,702,847	81,702,847
Basic and diluted net increase (decrease) in shareholders’ capital per share resulting from operations:	$0.47	$(1.06)	$0.58	$(1.08)

On March 17, 2009, the Company made a pro rata distribution to the unitholders. This distribution was equal to 10% of the December 31, 2008 net asset value and totaled approximately $85.3 million, or $1.04 per outstanding unit. On September 29, 2009 the board of directors declared another pro rata distribution payable to unitholders. This distribution was equal to 10% of the September 30, 2009 net asset value and totaled approximately $81.4 million, or $1.00 per outstanding unit and was payable as of September 30, 2009. This distribution was paid in October 2009.

SOLAR CAPITAL LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

September 30, 2009

(unaudited)

(in thousands, except shares)

Note 10. Financial Highlights

The following is a schedule of financial highlights for the nine months ended September 30, 2009 and 2008:

	Nine months ended September 30, 2009	Nine months ended September 30, 2008
Per Share Data:
Net asset value, beginning of period	$10.44	$15.40
Offering Costs	—	—
Net investment income	0.61	0.80
Net realized and unrealized gain (loss)	(0.04)	(1.88)

Net increase (decrease) in net assets resulting from operations	0.57	(1.08)
Distributions to unit holders declared	(2.04)	—

Net asset value end of period	$8.97	$14.32

Total return	5.46%	(7.02)%
Net assets, end of period	$732,947	$1,169,786
Ratio to average net assets
Expenses	2.48%	2.21%
Incentive fees	1.60%	0.29%

Total expenses	4.08%	2.50%
Net investment income	7.99%	5.33%

Note 11. Related Parties

Since July 2006, Mr. Gross, the Company’s chairman and chief executive officer, has been a partner in Magnetar Capital Partners LP, a multi-strategy investment manager. Mr. Spohler, the Company’s chief operating officer together with Solar Capital Partners, LLC’s other investment professionals, currently advise Magnetar Financial LLC on certain investments which coincide with those of the Company. Magnetar Financial LLC has had and may continue to have a financial interest in Solar Capital Partners, LLC. As a result of certain transactions prior to and immediately following the Company’s initial private placement, certain entities affiliated with Magnetar Financial LLC own as of September 30, 2009, either directly or indirectly, approximately 42.84% of the Company’s outstanding equity.

SOLAR CAPITAL LLC

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(unaudited)

(in thousands, except shares)

Schedule 12-14

(unaudited)

			Nine months ended September 30, 2009
Portfolio Company	Investment	As of September 30, 2009 Number of Shares/ Principal Amount	Amount of dividends and interest included in income	Amount of equity in net profit and loss	As of September 30, 2009 Fair Value
		(in thousands)	(in thousands)		(in thousands)
Investments Owned Greater than 25%
National Specialty Alloys, LLC	Equity	1,000,000	$—	$—	$9,000

Total Investments Owned Greater than 25%			$—	$—	$9,000

Investments Owned Greater than 5% and Less than 25%
National Interest Security Corp.	Senior Debt	$25,182	$3,117	$—	$25,938
National Interest Security Corp.	Subordinated	$30,539	3,760	—	30,233
National Interest Security Corp.	Equity	2,265,023	—	—	16,293
Ark Real Estate Partners LP	Equity	28,006,121	—	—	20,010

Total Investments Owned Greater than 5% and Less than 25%			$6,877	$—	$92,474

The table below represents the balance at the beginning of the period, December 31, 2008 and any gross additions and reductions and net unrealized gain (loss) made to such investments as well as the ending fair value as of September 30, 2009.

Gross additions represent increases in the investment from additional investments, payments in kind of interest or dividends.

Gross reductions represent decreases in the investment from sales of investments or repayments.

	Beginning Fair Value December 31, 2008	Gross additions	Gross reductions	Change in Unrealized Gain (Loss)	Fair Value as of September 30, 2009
National Specialty Alloys, LLC	$12,900	$—	$—	$(3,900)	$9,000
505 Capital Partners GP	30	—	30	—	—
National Interest Security Corp.	24,679	128	19	1,150	25,938
National Interest Security Corp.	27,180	139	29	2,943	30,233
National Interest Security Corp.	12,951	—	—	3,342	16,293
Ark Real Estate Partners LP	24,619	—	—	(4,609)	20,010

SOLAR CAPITAL LLC

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(unaudited)

(in thousands, except shares)

Schedule 12-14

			Year ended December 31, 2008
Portfolio Company	Investment	As of December 31, 2008 Number of Shares/ Principal Amount	Amount of dividends and interest included in income	Amount of equity in net profit and loss	As of December 31, 2008 Fair Value
		(in thousands)	(in thousands)		(in thousands)
Investments Owned Greater than 25%
National Specialty Alloys, LLC	Equity	1,000,000	$1,901	$—	$12,900
505 Capital Partners GP	Equity	30,000	—	—	30
505 Capital Partners LP	Equity	—	751	—	—

Total Investments Owned Greater than 25%			$2,652	$—	$12,930

Investments Owned Greater than 5% and Less than 25%
National Interest Security Corp.	Senior Debt	$25,182	$2,381	$—	$24,679
National Interest Security Corp.	Subordinated	$30,539	4,794	—	27,180
National Interest Security Corp.	Equity	2,265,023	—	—	12,951
Ark Real Estate Partners LP	Equity	28,006,121	—	—	24,619

Total Investments Owned Greater than 5% and Less than 25%			$7,175	$—	$89,429

The table below represents the balance at the beginning of the period, December 31, 2007 and any gross additions and reductions and net unrealized gain (loss) made to such investments as well as the ending fair value as of December 31, 2008.

Gross additions represent increases in the investment from additional investments, payments in kind of interest or dividends.

Gross reductions represent decreases in the investment from sales of investments or repayments.

	Beginning Fair Value December 31, 2007	Gross additions	Gross reductions	Change in Unrealized Gain (Loss)	Fair Value as of December 31, 2008
National Specialty Alloys, LLC	$13,200	$—	$—	$(300)	$12,900
505 Capital Partners GP	—	30	—	—	30
505 Capital Partners LP	—	5,025	5,025	—	—
National Interest Security Corp.	10,000	14,963	175	(109)	24,679
National Interest Security Corp.	30,000	666	—	(3,486)	27,180
National Interest Security Corp.	1,765	500	—	10,686	12,951
Ark Real Estate Partners LP	26,987	2,605	—	(4,973)	24,619

5,000,000 Shares

Solar Capital Ltd.

Common Stock

P R E L I M I N A R Y    P R O S P E C T U S

                        , 2010

Citi

J.P. Morgan

Morgan Stanley

SunTrust Robinson Humphrey

BMO Capital Markets

BB&T Capital Markets

RBC Capital Markets

PART C — OTHER INFORMATION

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of Solar Capital LLC (together with Solar Capital Ltd., the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Statements of Assets and Liabilities as of December 31, 2008 and December 31, 2007	F-3
Consolidated Statements of Operations for the year ended December 31, 2008 and the period from March 13, 2007 (date of inception) through December 31, 2007	F-4
Consolidated Statements of Changes in Net Assets for the year ended December 31, 2008 and the period from March 13, 2007 (date of inception) through December 31, 2007	F-5
Consolidated Statements of Cash Flows for the year ended December 31, 2008 and the period from March 13, 2007 (date of inception) through December 31, 2007	F-6
Consolidated Schedules of Investments as of December 31, 2008 and December 31, 2007	F-7
Notes to Consolidated Financial Statements	F-14
Report of Independent Registered Public Accounting Firm	F-27
Consolidated Statements of Assets and Liabilities as of September 30, 2009 (unaudited) and December 31, 2008	F-28
Consolidated Statements of Operations for the three and nine months ended September 30, 2009 (unaudited) and September 30, 2008 (unaudited)	F-29
Consolidated Statements of Changes in Net Assets for the nine months ended September 30, 2009 (unaudited) and September 30, 2008 (unaudited)	F-30
Consolidated Statements of Cash Flows for the nine months ended September 30, 2009 (unaudited) and September 30, 2008 (unaudited)	F-31
Consolidated Schedules of Investments as of September 30, 2009 (unaudited) and December 31, 2008	F-32
Notes to Consolidated Financial Statements (unaudited)	F-38
Schedules of Investments in and Advances to Affiliates (unaudited)	F-52

2. Exhibits

Exhibit Number	Description
a.	Articles of Amendment and Restatement***

b.	Amended and Restated Bylaws***

d.1	Form of Common Stock Certificate***

d.2	Form of Note Agreement for Senior Unsecured Notes****

d.3	Form of Senior Unsecured Notes****

e.	Dividend Reinvestment Plan***

f.1	Senior Secured Revolving Credit Agreement by and between the Registrant, the Lenders and Citibank, N.A., as administrative agent, dated as of January 11, 2008**

f.2	Form of Amended and Restated Senior Secured Revolving Credit Agreement by and between the Registrant, the Lenders and Citibank, N.A., as administrative agent****

g.	Investment Advisory and Management Agreement by and between Registrant and Solar Capital Partners, LLC**

h.	Form of Underwriting Agreement****

j.	Form of Custodian Agreement****

k.1	Administration Agreement by and between Registrant and Solar Capital Management, LLC**

k.2	Form of Indemnification Agreement by and between Registrant and each of its directors***

k.3	Registration Rights Agreement by and between Registrant, Solar Cayman Limited, Solar Offshore Limited, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and purchasers in the initial private placement**

k.4	First Amendment to the Registration Rights Agreement by and between Registrant, Solar Cayman Limited, Solar Offshore Limited, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and purchasers in the initial private placement***

k.5	Registration Rights Agreement by and between Registrant, Magnetar Capital Fund, LP and Solar Offshore Limited**

k.6	Trademark License Agreement by and between Registrant and Solar Capital Partners, LLC***

l.	Opinion of Venable LLP****

n.1	Consent of Venable LLP (Incorporated by reference to exhibit l hereto)****

n.2	Consent of Independent Registered Public Accounting Firm*

n.3	Awareness Letter of Independent Registered Public Accounting Firm*

r.	Code of Ethics***

99.1	Code of Business Conduct***

*	Filed herewith.
**	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 (File No. 333-148734) filed on January 18, 2008.
***	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Pre-Effective Amendment No. 7 (File No. 333-148734) filed on January 7, 2010.
****	To be filed by amendment.

ITEM 26.    MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$11,790
FINRA filing fee	30,500
NASDAQ Global Select Market	5,000
Printing and postage	386,756
Legal fees and expenses	1,119,285
Accounting fees and expenses	320,391
Miscellaneous	70,000

Total	$1,943,722

Note:	All listed amounts except for the SEC registration fee, the NASDAQ Global Select Market fee and the FINRA filing fee are estimates.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to the pricing of this offering and completion of the Solar Capital Merger (as described in this Registration Statement), Solar Capital Management, LLC will own 100% of the outstanding common stock of Solar Capital Ltd. Following the completion of this offering, Solar Capital Management, LLC’s share ownership is expected to represent less than 1% of Solar Capital Ltd.’s outstanding common stock.

See “Management,” “Certain Relationships and Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at January 26, 2010:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	1

ITEM 30.    INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Partners, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Management, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Management, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory and Management Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the Adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68710), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, NY 10022;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038;

(3)	the Custodian, The Bank of New York Mellon Corporation, One Wall Street, New York, NY 10286; and

(4)	the Adviser, Solar Capital Partners, LLC, 500 Park Avenue, 5th Floor, New York, NY 10022.

ITEM 33.    MANAGEMENT SERVICES

Not applicable.

ITEM 34.    UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused Amendment No. 8 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 27th day of January, 2010.

SOLAR CAPITAL LTD.

By:	/s/ MICHAEL S. GROSS
Michael S. Gross
Chief Executive Officer, President, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, Amendment No. 8 to this Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 27th day of January, 2010.

Signature	Title

/s/ MICHAEL S. GROSS Michael S. Gross	Chief Executive Officer, President, Chairman of the Board and Director (Principal Executive Officer)

* Steven Hochberg	Director

* David S. Wachter	Director

** Leonard A. Potter	Director

** Bruce Spohler	Chief Operating Officer and Director

/s/ NICHOLAS RADESCA Nicholas Radesca	Chief Financial Officer (Principal Financial Officer) and Secretary

*	Signed by Michael S. Gross pursuant to a power of attorney signed by each individual and filed with this registration statement on January 18, 2008.
**	Signed by Michael S. Gross pursuant to a power of attorney signed by each individual and filed with this registration statement on January 7, 2010.